FIXED INCOME                                                     GRAPHIC OMITTED





PROSPECTUS DECEMBER 29, 2005

-------------------------------------------------------------------------------
DELAWARE TAX-FREE ARIZONA INSURED FUND -- CLASS A -- CLASS B -- CLASS C

DELAWARE TAX-FREE CALIFORNIA FUND -- CLASS A -- CLASS B -- CLASS C

DELAWARE TAX-FREE COLORADO FUND -- CLASS A -- CLASS B -- CLASS C

DELAWARE TAX-FREE FLORIDA INSURED FUND -- CLASS A -- CLASS B -- CLASS C

DELAWARE TAX-FREE IDAHO FUND -- CLASS A -- CLASS B -- CLASS C

DELAWARE TAX-FREE MINNESOTA FUND -- CLASS A -- CLASS B -- CLASS C

DELAWARE TAX-FREE MINNESOTA INSURED FUND -- CLASS A -- CLASS B -- CLASS C

DELAWARE TAX-FREE MINNESOTA INTERMEDIATE FUND -- CLASS A -- CLASS B -- CLASS C

DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND -- CLASS A -- CLASS B --
CLASS C

DELAWARE TAX-FREE MISSOURI INSURED FUND -- CLASS A -- CLASS B -- CLASS C

DELAWARE TAX-FREE NEW YORK FUND -- CLASS A -- CLASS B -- CLASS C

DELAWARE TAX-FREE OREGON INSURED FUND -- CLASS A -- CLASS B -- CLASS C













                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                 APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY
                 REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

------------------------------------------------------
FUND PROFILES                                   PAGE 2

Delaware Tax-Free Arizona Insured Fund               2
Delaware Tax-Free California Fund                    5
Delaware Tax-Free Colorado Fund                      8
Delaware Tax-Free Idaho Fund                         8
Delaware Tax-Free Florida Insured Fund              12
Delaware Tax-Free New York Fund                     12
Delaware Tax-Free Minnesota Fund                    16
Delaware Tax-Free Minnesota Insured Fund            16
Delaware Tax-Free Minnesota Intermediate Fund       16
Delaware Minnesota High-Yield Municipal
Bond Fund                                           16
Delaware Tax-Free Missouri Insured Fund             24
Delaware Tax-Free Oregon Insured Fund               24
------------------------------------------------------
HOW WE MANAGE THE FUNDS                        page 28
Our investment strategies                           28
The securities we typically invest in               29
The risks of investing in the Funds                 36
Disclosure of portfolio holdings                    39
------------------------------------------------------
WHO MANAGES THE FUNDS                          page 40
Investment manager                                  40
Portfolio managers                                  40
Who's who?                                          41
------------------------------------------------------
ABOUT YOUR ACCOUNT                             page 42
Investing in the Funds                              42
 Choosing a share class                             42
 Dealer compensation                                44
How to reduce your sales charge                     45
How to buy shares                                   46
Fair valuation                                      47
How to redeem shares                                48
Account minimums                                    49
Special services                                    50
Frequent trading of Fund shares                     51
Dividends, distributions and taxes                  53
Certain management considerations                   57
------------------------------------------------------
FINANCIAL HIGHLIGHTS                           page 58
Fund Symbols                                   page 64
------------------------------------------------------
GLOSSARY                                       page 65
------------------------------------------------------
ADDITIONAL INFORMATION                         page 68
------------------------------------------------------


Profile: Arizona Tax-Free Insured Fund


WHAT ARE THE FUND'S GOALS?

       Delaware Tax-Free Arizona Insured Fund seeks as high a level of current income exempt from federal income tax and from the Arizona state personal income tax, as is consistent with preservation of capital. Although the Fund will strive to meet this goal, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal securities the income from which is exempt from federal income taxes, including the federal alternative minimum tax, and the Arizona state personal income taxes. This is a fundamental investment policy that may not be changed without prior shareholder approval.

Municipal debt obligations are issued by state and local governments to raise funds for various public purposes such as hospitals, schools and general capital expenses. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions. We will attempt to adjust the average maturity of the bonds in the portfolio to provide a high level of tax exempt income consistent with preservation of capital. The Fund's income level will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit our investment needs. The Fund will generally have a dollar-weighted average effective maturity of between five and 30 years.

Under normal circumstances, the Fund will invest at least 80% of its net assets in insured securities. This policy is not a fundamental policy and may be changed without shareholder approval. However, the Fund will provide its shareholders with at least 60 days prior notice in the event of any change to this policy. The insurance feature generally helps to protect bondholders in the event that the issuer whose bonds they hold defaults on its bond obligations. This insurance does not protect against changes in the value of the bonds in the portfolio or changes in the value of Fund shares. The Fund is also permitted to invest up to 20% of its total assets in non-insured municipal securities that are rated within one of the top four rating categories by an NRSRO or that are unrated but are determined at the time of purchase to be of equivalent credit quality.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. The Fund will be affected primarily by adverse changes in interest rates. When interest rates rise, the value of bonds in the portfolios will likely decline. This generally affects securities with longer maturities more than those with shorter maturities. The Fund may also be affected by the ability of individual municipalities to pay interest and repay principal on the bonds they issue. Weak economic conditions in Arizona may hinder that ability. The Fund is a non-diversified investment company under the Investment Company Act of 1940, which means that it may invest a greater percentage of its assets in a single issuer than a diversified fund, and may be subject to greater risk of loss than if it were diversified. Under normal circumstances, the Fund may invest up to 20% of its net assets in securities the income from which is subject to the federal alternative minimum tax. Income from these securities would be taxable for investors subject to that tax.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 36.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss the Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS THE FUND PERFORMED?

-----------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of the Class A, B and C shares for one-year, five-year and ten-year or lifetime periods, as applicable. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the caps. Please see the footnotes on page 4 for additional information about the expense caps.

                               [BAR CHART OMITTED]

YEAR-BY-YEAR TOTAL RETURN (Class A)
                1995     19.09%
                1996      4.08%
                1997      8.96%
                1998      5.73%
                1999     -4.02%
                2000     11.18%
                2001      4.48%
                2002      8.92%
                2003      4.61%
                2004      4.57%

As of September 30, 2005, the Tax-Free Arizona Insured Fund's Class A shares had a calendar year to date return of 2.77%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 8.77% for the quarter ended March 31, 1995 and its lowest quarterly return was -2.54% for the quarter ended June 30, 2004.

The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table below do include the sales charge.

                                                                                                                      10 YEARS OR
AVERAGE ANNUAL RETURNS for periods ending 12/31/04  TAX-FREE ARIZONA INSURED FUND                    1 YEAR  5 YEARS   LIFETIME**
--------------------------------------------------------------------------------------------------------------------------------

                                                   Class A return before taxes                      (0.14%)   5.73%        6.12%
                                                   Class A return after taxes on distributions      (0.17%)   5.64%        6.07%
                                                   Class A return after taxes on distributions and
                                                    sale of Fund shares                              1.33%    5.54%        5.96%
                                                   Class B return before taxes*                     (0.22%)   5.69%        5.34%
                                                   Class C return before taxes*                      2.69%    5.93%        5.79%
                                                   Lehman Brothers Municipal Bond Index
                                                    (reflects no deduction for fees,
                                                    expenses or taxes)                               4.48%    7.20%        7.06%

The Fund's returns are compared to the performance of the Lehman Brothers Municipal Bond Index. You should remember that unlike the Fund, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* Total returns assume redemption of shares at end of period. Lifetime returns for Class B shares reflect conversion to Class A shares after 8 years. If shares were not redeemed, the returns before taxes for the Fund's Class B would be 3.78%, 5.93% and 5.34% for the one-year, five-year and lifetime periods, respectively, and Class C would be 3.69%, 5.93% and 5.79% for the one-year, five-year and ten-year periods, respectively.

** Lifetime returns are shown if the Fund or Class existed for less than 10 calendar years. The Lehman Brothers Municipal Bond Index return shown is for 10 years because the Fund's Class A and Class C shares commenced operations more than 10 calendar years ago. The inception date for Class B shares of the Fund was March 10, 1995. The Index return for Class B's lifetime period is 6.50%. The Index reports returns on a monthly basis as of the last day of the month. As a result, the Index return for Class B's lifetime reflects the return from March 31, 1995 through December 31, 2004.

WHAT ARE THE FUND'S FEES AND EXPENSES?                   CLASS                                                A        B       C
------------------------------------------------------------------------------------------------------------------------------------

SALES CHARGES are fees paid directly from your           Maximum sales charge (load) imposed on
investments when you buy or sell shares of the Fund.     purchases as a percentage of offering price      4.50%     none     none
                                                         Maximum contingent deferred sales charge
                                                          (load) as a percentage of original
                                                          purchase                                         none(1) 4.00%(2) 1.00%(3)
                                                          price or redemption price, whichever is lower
                                                         Maximum sales charge (load) imposed on            none     none     none
                                                          reinvested dividends
                                                         Redemption fees                                   none     none     none
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are deducted              Management fees                                  0.50%    0.50%    0.50%
from the Fund's assets.
                                                         Distribution and service (12b-1) fees            0.25%    1.00%    1.00%
                                                         Other expenses(4)                                0.15%    0.15%    0.15%
                                                         Total annual fund operating expenses             0.90%    1.65%    1.65%
                                                         Fee waivers and payments(5)                     (0.15%)  (0.15%)  (0.15%)
                                                         Net expenses                                     0.75%    1.50%    1.50%

                                                                         CLASS(7)       A       B              B       C
                                                                                                   (IF REDEEMED)
------------------------------------------------------------------------------------------------------------------------

THIS EXAMPLE is intended to help you compare the cost of investing       1 year      $523    $153           $553    $153
in the Fund to the cost of investing in other mutual funds with similar  3 years     $710    $506           $731    $506
investment objectives. We show the cumulative amount of Fund             5 years     $912    $883         $1,033    $883
expenses on a hypothetical investment of $10,000 with an annual 5%      10 years   $1,495  $1,742         $1,742  $1,942
return over the time shown.(6) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

                                                                                     C
                                                                         (IF REDEEMED)
--------------------------------------------------------------------------------------

THIS EXAMPLE is intended to help you compare the cost of investing                $253
in the Fund to the cost of investing in other mutual funds with similar           $506
investment objectives. We show the cumulative amount of Fund                      $883
expenses on a hypothetical investment of $10,000 with an annual 5%              $1,942
return over the time shown.(6) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.

(4) "Other expenses" have been restated to reflect an expected decrease in other expenses during the current fiscal year as a result of the expectation that the Fund will not have to convene a shareholders' meeting and issue a proxy statement during the upcoming fiscal year.

(5) The investment manager has contracted to waive fees and pay expenses of the Fund through December 31, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.50% of average daily net assets of the Fund.

(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10.

(7) The Class B example reflects the conversion of Class B shares to Class A shares after eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

Profile: California Tax-Free Fund

WHAT ARE THE FUND'S GOALS?

       Delaware Tax-Free California Fund seeks as high a level of current income exempt from federal income tax and from the California state personal income tax, as is consistent with preservation of capital. Although the Fund will strive to meet this goal, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal securities the income from which is exempt from federal income taxes, including the federal alternative minimum tax, and the California state personal income taxes. This is a fundamental investment policy that may not be changed without prior shareholder approval.

Municipal debt obligations are issued by state and local governments to raise funds for various public purposes such as hospitals, schools and general capital expenses. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions. We will attempt to adjust the average maturity of the bonds in the portfolio to provide a high level of tax-exempt income consistent with preservation of capital. The Fund's income level will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit our investment needs. The Fund will generally have a dollar-weighted average effective maturity of between five and 30 years.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. The Fund will be affected primarily by adverse changes in interest rates. When interest rates rise, the value of bonds in the portfolios will likely decline. This generally affects securities with longer maturities more than those with shorter maturities. The Fund may also be affected by the ability of individual municipalities to pay interest and repay principal on the bonds they issue. Weak economic conditions in California may hinder that ability. The Fund is a non-diversified investment company under the Investment Company Act of 1940, which means that it may invest a greater percentage of its assets in a single issuer than a diversified fund, and may be subject to greater risk of loss than if they were diversified. Under normal circumstances, the Fund may invest up to 20% of its net assets in securities the income from which is subject to the federal alternative minimum tax. Income from these securities would be taxable for investors subject to that tax.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 36.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS THE FUND PERFORMED?

-----------------------------------------------

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund's Class A shares have varied over the past nine calendar years, as well as the average annual returns of the Class A, B and C shares for one-year, five-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the caps. Please see the footnotes on page 7 for additional information about the expense caps.

                               [BAR CHART OMITTED]

YEAR-BY-YEAR TOTAL RETURN (Class A)

                     1996      4.19%
                     1997     12.43%
                     1998      7.11%
                     1999     -7.55%
                     2000     14.51%
                     2001      4.82%
                     2002      9.00%
                     2003      4.95%
                     2004      6.14%

As of September 30, 2005, the Tax-Free California Fund's Class A shares had a calendar year to date return of 4.26%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 5.66% for the quarter ended September 30, 2002 and its lowest quarterly return was -4.15% for the quarter ended December 31, 1999.

The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table below do include the sales charge.

AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04  TAX-FREE CALIFORNIA FUND                                               1 YEAR
---------------------------------------------------------------------------------------------------------------------------------

                                                    Class A return before taxes                                             1.37%
                                                    Class A return after taxes on distributions                             1.37%
                                                    Class A return after taxes on distributions and sale of Fund shares     2.43%
                                                    Class B return before taxes*                                            1.42%
                                                    Class C return before taxes*                                            4.43%
                                                    Lehman Brothers Municipal Bond Index (reflects no deduction for fees,
                                                     expenses, or taxes)                                                    4.48%

                                                             10 YEARS OR
AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04  5 YEARS   LIFETIME**
------------------------------------------------------------------------

                                                      6.84%        6.21%
                                                      6.84%        6.15%
                                                      6.61%        6.06%
                                                      6.80%        6.22%
                                                      7.03%        5.89%
                                                      7.20%        6.50%

The Fund's returns are compared to the performance of the Lehman Brothers Municipal Bond Index. You should remember that unlike the Fund, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* Total returns assume redemption of shares at end of period. Lifetime returns for Class B shares reflect conversion to Class A shares after 8 years. If shares were not redeemed, the returns before taxes for the Fund's Class B would be 5.42%, 7.03% and 6.22% for the one-year, five-year and lifetime periods, respectively, and Class C would be 5.43%, 7.03% and 5.89% for the one-year, five-year and lifetime periods, respectively.

** Lifetime returns are shown if the Fund or Class existed for less than 10 calendar years. The Lehman Brothers Municipal Bond Index return is shown for Class A's lifetime. Inception dates for the Fund's Class A, Class B and Class C shares were March 2, 1995, August 23, 1995 and April 9, 1996, respectively. The Index returns for Class B and Class C lifetime periods are 6.27% and 6.38%, respectively. The Index reports returns on a monthly basis as of the last day of the month. As a result, Index returns for Class B and Class C lifetimes reflect the returns from August 31, 1995 and April 30, 1996, respectively, through December 31, 2004.

WHAT ARE THE FUND'S FEES AND EXPENSES?                 CLASS                                                A       B       C
-----------------------------------------------------------------------------------------------------------------------------

SALES CHARGES are fees paid directly from your         Maximum sales charge (load) imposed on        4.50%     none      none
investments when you buy or sell shares of the Fund.   purchases as a percentage of offering price
                                                       Maximum contingent deferred sales charge       none(1) 4.00%(2)  1.00%(3)
                                                        (load) as a percentage of original purchase
                                                        price or redemption price, whichever is lower
                                                       Maximum sales charge (load) imposed on         none     none      none
                                                        reinvested dividends
                                                       Redemption fees                                none     none      none
-----------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are deducted from the   Management fees                               0.55%    0.55%     0.55%
Fund's assets.                                         Distribution and service (12b-1) fees         0.25%    1.00%     1.00%
                                                       Other expenses(4)                             0.24%    0.24%     0.24%
                                                       Total annual fund operating expenses          1.04%    1.79%     1.79%
                                                       Fee waivers and payments(5)                  (0.16%)  (0.16%)   (0.16%)
                                                       Net expenses                                  0.88%    1.63%     1.63%
-----------------------------------------------------------------------------------------------------------------------------

                                                                  CLASS(7)     A       B             B       C             C
                                                                                          (IF REDEEMED)         (IF REDEEMED)
----------------------------------------------------------------------------------------------------------------------------

THIS EXAMPLE is intended to help you compare the cost of          1 year    $536    $166          $566    $166          $266
investing in the Fund to the cost of investing in other mutual   3 years    $751    $548          $773    $548          $548
funds with similar investment objectives. We show the            5 years    $983    $955        $1,105    $955          $955
cumulative amount of Fund expenses on a hypothetical            10 years  $1,650  $1,894        $1,894  $2,092        $2,092
investment of $10,000 with an annual 5% return over the time shown.(6) This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.

(4) "Other expenses" have been restated to reflect an expected decrease in other expenses during the current fiscal year as a result of the expectation that the Fund will not have to convene a shareholders' meeting and issue a proxy statement during the upcoming fiscal year.

(5) The investment manager has contracted to waive fees and pay expenses until December 31, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.63% of average daily net assets of the Fund.

(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one year contractual period and the total operating expenses without expense waivers for years two through 10.

(7) The Class B example reflects the conversion of Class B shares to Class A shares after eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

PROFILE: COLORADO AND IDAHO TAX-FREE FUNDS

WHAT ARE EACH FUND'S GOALS?

             Delaware Tax-Free Colorado Fund and Delaware Tax-Free Idaho Fund seek as high a level of current income exempt from federal income tax and from the personal income tax in their respective states, as is consistent with preservation of capital. Although each Fund will strive to meet this goal, there is no assurance that it will.

WHAT ARE EACH FUND'S MAIN INVESTMENT STRATEGIES? Under normal circumstances, each Fund will invest at least 80% of its net assets in municipal securities the income from which is exempt from federal income taxes, including the federal alternative minimum tax, and from the personal income taxes of its respective state. This is a fundamental investment policy that may not be changed without prior shareholder approval.

Municipal debt obligations are issued by state and local governments to raise funds for various public purposes such as hospitals, schools and general capital expenses. Each Fund will invest its assets in securities with maturities of various lengths, depending on market conditions. We will attempt to adjust the average maturity of the bonds in the portfolio to provide a high level of tax-exempt income consistent with preservation of capital. Each Fund's income level will vary depending on current interest rates and the specific securities in the portfolio. Each Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit our investment needs. The Funds will generally have a dollar-weighted average effective maturity of between five and 30 years.

WHAT ARE THE MAIN RISKS OF INVESTING IN EACH FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in a Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. These Funds will be affected primarily by adverse changes in interest rates. When interest rates rise, the value of bonds in the portfolios will likely decline. This generally affects securities with longer maturities more than those with shorter maturities. The Funds may also be affected by the ability of individual municipalities to pay interest and repay principal on the bonds they issue. Weak economic conditions in the individual states represented in each Fund's portfolio may hinder that ability. Each Fund is a non-diversified investment company under the Investment Company Act of 1940, which means that it may invest a greater percentage of its assets in a single issuer than a diversified fund, and may be subject to greater risk of loss than if it was diversified. Under normal circumstances, each Fund may invest up to 20% of its net assets in securities the income from which is subject to the federal alternative minimum tax. Income from these securities would be taxable for investors subject to that tax.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 36.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Funds is not a complete investment program; they should be considered just one part of your total financial plan. Be sure to discuss these Funds with your financial advisor to determine whether they are an appropriate choice for you.

HOW HAVE THE FUNDS PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Funds. We show how annual returns for each Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of the Class A, B and C shares for one-year,five-year and ten-year or lifetime periods, as applicable. A Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the caps. Please see the footnotes on page 11 for additional information about the expense caps.

YEAR-BY-YEAR TOTAL RETURN (Class A)

                               [BAR CHART OMITTED]

             Delaware Tax-Free        Delaware Tax-Free
              Colorado Fund               Idaho Fund
             -----------------        -----------------
1995             20.54%                     17.51%
1996              4.07%                      4.34%
1997             11.40%                     10.31%
1998              6.29%                      5.66%
1999             -6.31%                     -5.14%
2000             11.19%                     10.58%
2001              5.35%                      4.77%
2002              7.06%                      8.61%
2003              5.20%                      5.57%
2004              4.38%                      4.57%


As of September 30, 2005, the Tax-Free Colorado Fund's Class A shares had a calendar year-to-date return of 3.57%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 8.94% for the quarter ended March 31, 1995 and its lowest quarterly return was -2.84% for the quarter ended December 31, 1999.

As of September 30, 2005, the Tax-Free Idaho Fund's Class A shares had a calendar year-to-date return of 2.63%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 7.22% for the quarter ended March 31, 1995 and its lowest quarterly return was -2.58% for the quarter ended December 31, 1999.

The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraphs or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table on page 10 do include the sales charge.

                                                                                                                      10 YEARS OR
AVERAGE ANNUAL RETURNS for periods ending 12/31/04  TAX-FREE COLORADO FUND                           1 YEAR  5 YEARS   LIFETIME**
---------------------------------------------------------------------------------------------------------------------------------

                                                    Class A return before taxes                      (0.28%)   5.64%        6.23%
                                                    Class A return after taxes on distributions      (0.28%)   5.64%        6.23%
                                                    Class A return after taxes on distributions and
                                                     sale of Fund shares                              1.36%    5.55%        6.12%
                                                    Class B return before taxes*                     (0.39%)   5.59%        5.27%
                                                    Class C return before taxes*                      2.60%    5.82%        5.90%
                                                    Lehman Brothers Municipal Bond Index
                                                     (reflects no deduction for fees,
                                                     expenses or taxes)                               4.48%    7.20%        7.06%

                                                    TAX-FREE IDAHO FUND
                                                    Class A return before taxes                      (0.13%)   5.82%        6.06%
                                                    Class A return after taxes on distributions      (0.13%)   5.82%        6.03%
                                                    Class A return after taxes on distributions and
                                                    sale of Fund shares                               1.32%    5.66%        5.91%
                                                    Class B return before taxes*                     (0.29%)   5.77%        5.41%
                                                    Class C return before taxes*                      2.70%    6.02%        5.69%
                                                    Lehman Brothers Municipal Bond Index
                                                     (reflects no deduction for fees,
                                                     expenses or taxes)                               4.48%    7.20%        7.06%

The Funds' returns are compared to the performance of the Lehman Brothers Municipal Bond Index. You should remember that unlike the Funds, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

After-tax performance is presented only for Class A shares of the Funds. The after-tax returns for each Fund's other classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Funds' returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* Total returns assume redemption of shares at end of period. Lifetime returns for Class B shares reflect conversion to Class A shares after 8 years. If shares were not redeemed, the returns before taxes for Tax-Free Colorado Fund's Class B would be 3.60%, 5.83% and 5.27% for the one-year, five-year and lifetime periods, respectively, and Class C would be 3.60%, 5.82% and 5.90% for the one-year, five-year and ten-year periods, respectively. If shares were not redeemed, the returns before taxes for Tax-Free Idaho Fund's Class B would be 3.71%, 6.01% and 5.41% for the one-year, five-year and lifetime periods, respectively, and Class C would be 3.70%, 6.02% and 5.69% for the one-year, five-year and lifetime periods, respectively.

** Lifetime returns are shown if the Fund or Class existed for less than 10 calendar years. The Lehman Brothers Municipal Bond Index return is shown for 10 years for the Tax-Free Colorado Fund because the Fund's Class A and Class C shares commenced operations more than 10 calendar years ago. The inception date for Class B shares of the Fund was March 22, 1995. The Index return for Class B's lifetime period is 6.50%. The Index reports returns on a monthly basis as of the last day of the month. As a result, the Index return for Class B's lifetime reflects the return from March 31, 1995 through December 31, 2004.

The Lehman Brothers Municipal Bond Index return is shown for Class A's lifetime period for the Tax-Free Idaho Fund. The inception dates for the Fund's Class A, Class B and Class C shares were January 4, 1995, March 16, 1995 and January 11, 1995, respectively. The Index returns for Class B and Class C lifetime periods are 6.50% and 6.81%, respectively. The Index reports on a monthly basis as of the last day of the month. As a result, the Index returns for Class B and Class C lifetimes reflect the returns from March 31, 1995 and January 31, 1995, respectively, through December 31, 2004.

WHAT ARE THE FUNDS' FEES AND EXPENSES?                      CLASS                                                    A       B
--------------------------------------------------------------------------------------------------------------------------------

SALES CHARGES are fees paid directly from your investments  Maximum sales charge (load) imposed on purchases as
when you buy or sell shares of a Fund.                      a percentage of offering price                       4.50%      none
                                                            Maximum contingent deferred sales charge (load) as
                                                            a percentage of original purchase price or
                                                            redemption price, whichever is lower                  none(1)  4.00%(2)
                                                            Maximum sales charge (load) imposed on
                                                            reinvested dividends                                  none      none
                                                            Redemption fees                                       none      none

WHAT ARE THE FUNDS' FEES AND EXPENSES?                           C
------------------------------------------------------------------

SALES CHARGES are fees paid directly from your investments
when you buy or sell shares of a Fund.                        none


                                                             1.00%(3)

                                                              none
                                                              none

                                                                              TAX-FREE COLORADO FUND     TAX-FREE IDAHO FUND
                                                    CLASS                          A       B       C       A       B       C
----------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES are deducted from a  Management fees            0.55%   0.55%   0.55%   0.55%   0.55%   0.55%
Fund's assets.
                                                    Distribution and service
                                                    (12b-1) fees               0.25%   1.00%   1.00%   0.25%   1.00%   1.00%
                                                    Other expenses(4)          0.14%   0.14%   0.14%   0.16%   0.16%   0.16%
                                                    Total annual fund
                                                    operating expenses         0.94%   1.69%   1.69%   0.96%   1.71%   1.71%
                                                    Fee waivers and
                                                    payments(5)               (0.01%) (0.01%) (0.01%) (0.11%) (0.11%) (0.11%)
                                                    Net expenses               0.93%   1.68%   1.68%   0.85%   1.60%   1.60%


                                                                                  TAX-FREE COLORADO FUND
                                                                    CLASS(7)       A       B             B       C             C
                                                                                             (IF REDEEMED)         (IF REDEEMED)
--------------------------------------------------------------------------------------------------------------------------------

THIS EXAMPLE is intended to help you compare the cost of            1 year      $541    $171          $571    $171          $271
investing in the Funds to the cost of investing in other mutual     3 years     $735    $532          $757    $532          $532
funds with similar investment objectives. We show the cumulative    5 years     $946    $917        $1,067    $917          $917
amount of Fund expenses on a hypothetical investment of $10,000     10 years  $1,552  $1,798        $1,798  $1,997        $1,997
with an annual 5% return over the time shown.(6) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

                                                                                  TAX-FREE IDAHO FUND
                                                                    CLASS(7)       A       B             B       C             C
                                                                                             (IF REDEEMED)         (IF REDEEMED)

                                                                    1 year      $533    $163          $563    $163          $263
                                                                    3 years     $732    $528          $753    $528          $528
                                                                    5 years     $947    $918        $1,068    $918          $918
                                                                    10 years  $1,565  $1,811        $1,811  $2,010        $2,010

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.

(4) "Other expenses" have been restated to reflect an expected decrease in other expenses during the current fiscal year as a result of the expectation that the Funds will not have to convene a shareholders' meeting and issue a proxy statement during the upcoming fiscal year.

(5) The investment manager has contracted to waive fees and pay expenses of each Fund through December 31, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.68% of average daily net assets for the Tax-Free Colorado Fund and 0.60% of average daily net assets for the Tax-Free Idaho Fund.

(6) Each Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one year contractual period and the total operating expenses without expense waivers for years two through 10.

(7) The Class B example reflects the conversion of Class B shares to Class A shares after eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

PROFILE: FLORIDA INSURED AND NEW YORK TAX-FREE FUNDS

WHAT ARE EACH FUND'S GOALS?

             Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund seek as high a level of current income exempt from federal income tax and from the personal income tax in their respective states, as is consistent with preservation of capital. Although each Fund will strive to meet this goal, there is no assurance that it will.

WHAT ARE EACH FUND'S MAIN INVESTMENT STRATEGIES? Under normal circumstances, each Fund will invest at least 80% of its net assets in municipal securities the income from which is exempt from federal income taxes, including the federal alternative minimum tax, and from the personal income taxes of its respective state. This is a fundamental investment policy that may not be changed without prior shareholder approval.

Municipal debt obligations are issued by state and local governments to raise funds for various public purposes such as hospitals, schools and general capital expenses. Each Fund will invest its assets in securities with maturities of various lengths, depending on market conditions. We will attempt to adjust the average maturity of the bonds in the portfolio to provide a high level of tax-exempt income consistent with preservation of capital. Each Fund's income level will vary depending on current interest rates and the specific securities in its portfolio. Each Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit our investment needs. The Funds will generally have a dollar-weighted average effective maturity of between five and 30 years.

Florida does not currently have a state personal income tax, but it does have an intangible personal property tax. Tax-Free Florida Insured Fund selects investments that enable its shares to be exempt from the Florida intangible personal property tax. Tax-Free New York Fund seeks investments that enable its shares to be exempt from New York City personal income tax.

Under normal circumstances, the Tax-Free Florida Insured Fund will invest at least 80% of its net assets in insured securities. This policy is not a fundamental policy and may be changed without shareholder approval. However, the Fund will provide its shareholders with at least 60 days prior notice in the event of any change to this policy. The insurance feature generally helps to protect bondholders in the event that the issuer whose bonds they hold defaults on its bond obligations. This insurance does not protect against changes in the value of the bonds in the portfolio or changes in the value of Fund shares. The Fund is also permitted to invest up to 20% of its total assets in non-insured municipal securities that are rated within one of the top four rating categories by an NRSRO or that are unrated but are determined at the time of purchase to be of equivalent credit quality.

WHAT ARE THE MAIN RISKS OF INVESTING IN EACH FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in a Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. These Funds will be affected primarily by adverse changes in interest rates. When interest rates rise, the value of bonds in the portfolios will likely decline. This generally affects securities with longer maturities more than those with shorter maturities. The Funds may also be affected by the ability of individual municipalities to pay interest and repay principal on the bonds they issue. Weak economic conditions in the individual states represented in each Fund's portfolio may hinder that ability. Each Fund is a non-diversified investment company under the Investment Company Act of 1940, which means that it may invest a greater percentage of its assets in a single issuer than a diversified fund, and may be subject to greater risk of loss than if they were diversified.

Under normal circumstances, each Fund may invest up to 20% of its net assets in securities the income from which is subject to the federal alternative minimum tax. Income from these securities would be taxable for investors subject to that tax. Under normal circumstances, Tax-Free New York Fund may also invest up to 20% of its net assets in securities the income from which is subject to New York City's alternative minimum tax.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 36.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Funds is not a complete investment program; they should be considered just one part of your total financial plan. Be sure to discuss these Funds with your financial advisor to determine whether they are an appropriate choice for you.

HOW HAVE THE FUNDS PERFORMED?

-----------------------------------------------

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Funds. We show how annual returns for each Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of the Class A, B and C shares for one-year, five-year and ten-year or lifetime periods, as applicable. A Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the caps. Please see the footnotes on page 15 for additional information about the expense caps.

YEAR-BY-YEAR TOTAL RETURN (Class A)

                               [BAR CHART OMITTED]

                               Delaware Tax-Free          Delaware Tax-Free
                              Florida Insured Fund          New York Fund
                              --------------------          -------------
                     1995           21.22%                    11.33%
                     1996            2.89%                     2.45%
                     1997           10.42%                     7.09%
                     1998            6.12%                     5.32%
                     1999           -3.67%                    -5.99%
                     2000           10.95%                    11.94%
                     2001            4.07%                     4.06%
                     2002            9.12%                    10.15%
                     2003            4.56%                     5.61%
                     2004            3.93%                     5.14%


As of September 30, 2005, the Tax-Free Florida Insured Fund's Class A shares had a calendar year-to-date return of 2.96%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 9.70% for the quarter ended March 31, 1995 and its lowest quarterly return was -2.20% for the quarter ended June 30, 1999.

As of September 30, 2005, the Tax-Free New York Fund's Class A shares had a calendar year-to-date return of 3.42%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 5.20% for the quarter ended September 30, 2002 and its lowest quarterly return was -2.93% for the quarter ended June 30, 1999.

The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the returns in the previous paragraphs or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table on page 14 do include the sales charge.

                                                                                                                      10 YEARS OR
AVERAGE ANNUAL RETURNS for periods ending 12/31/04  TAX-FREE FLORIDA INSURED FUND***                 1 YEAR  5 YEARS   LIFETIME**
---------------------------------------------------------------------------------------------------------------------------------

                                                    Class A return before taxes                      (0.78%)   5.51%        6.29%
                                                    Class A return after taxes on distributions      (0.78%)   5.51%        6.29%
                                                    Class A return after taxes on distributions and
                                                    sale of Fund shares                               1.06%    5.42%        6.16%
                                                    Class B return before taxes*                     (0.91%)   5.44%        6.21%
                                                    Class C return before taxes*                      2.16%    5.66%        4.37%
                                                    Lehman Brothers Municipal Bond Index
                                                    (reflects no deduction for fees,
                                                    expenses or taxes)                                4.48%    7.20%        7.06%

                                                    TAX-FREE NEW YORK FUND

                                                    Class A return before taxes                       0.37%    6.35%        5.11%
                                                    Class A return after taxes on distributions       0.37%    6.35%        5.07%
                                                    Class A return after taxes on distributions and
                                                    sale of Fund shares                               1.78%    6.17%        5.09%
                                                    Class B return before taxes*                      0.37%    6.31%        4.93%
                                                    Class C return before taxes*                      3.27%    6.57%        4.43%
                                                    Lehman Brothers Municipal Bond Index
                                                    (reflects no deduction for fees,
                                                    expenses or taxes)                                4.48%    7.20%        7.06%

 The Funds' returns are compared to the performance of the Lehman Brothers Municipal Bond Index. You should remember that unlike the Funds, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

 After-tax performance is presented only for Class A shares of the Funds. The after-tax returns for each Fund's other classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Funds' returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

 *Total returns assume redemption of shares at end of period. Ten-year returns for Class B shares reflect conversion to Class A shares after 8 years. If shares were not redeemed, the returns before taxes for Tax-Free Florida Insured Fund's Class B would be 3.06%, 5.68% and 6.21% for the one-year, five-year and ten-year periods, respectively, and Class C would be 3.15%, 5.66% and 4.37% for the one-year, five-year and lifetime periods, respectively. If shares were not redeemed, the returns before taxes for Tax-Free New York Fund's Class B would be 4.37%, 6.55% and 4.93% for the one-year, five-year and ten-year periods, respectively, and Class C would be 4.27%, 6.57% and 4.43% for the one-year, five-year and lifetime periods, respectively.

 **Lifetime returns are shown if the Fund or Class existed for less than 10 calendar years. The Lehman Brothers Municipal Bond Index return shown is for 10 years for the Tax-Free Florida Insured Fund because the Fund's Class A and Class B shares commenced operations more than 10 calendar years ago. The inception date for Class C shares of the Fund was September 29, 1997. The Index return for Class C's lifetime period is 5.91%. The Index reports returns on a monthly basis as of the last day of the month. As a result, Index return for Class C's lifetime reflects the return from September 30, 1997 through December 31, 2004.

   The Lehman Brothers Municipal Bond Index return shown is for 10 calendar years for the Tax-Free New York Fund because its Class A and Class B shares commenced operations more than 10 calendar years ago. The inception date for Class C shares of the Fund was April 26, 1995. The Index return for Class C's lifetime period is 6.55%. The Index reports returns on a monthly basis as of the last day of the month. As a result, the Index return for Class C's lifetime reflects the return from April 30, 1995 through December 31, 2004.

***Class C shares were sold and outstanding from September 29, 1997 until December 18, 1997, when all of the outstanding Class C shares were redeemed. There were no outstanding Class C shares or shareholder activity from December 19, 1997 through January 7, 1999. The performance shown for Class C shares during the period from December 19, 1997 through January 7, 1999 is based on the performance of Class B shares.

WHAT ARE THE FUNDS' FEES AND EXPENSES?                      CLASS                                                    A       B
---------------------------------------------------------------------------------------------------------------------------------

SALES CHARGES are fees paid directly from your investments  Maximum sales charge (load) imposed on purchases as
when you buy or sell shares of a Fund.                      a percentage of offering price                      4.50%      none
                                                            Maximum contingent deferred sales charge (load) as
                                                            a percentage of original purchase price or
                                                            redemption price, whichever is lower                 none(1)  4.00%(2)
                                                            Maximum sales charge (load) imposed on
                                                            reinvested dividends                                 none      none
                                                            Redemption fees                                      none      none

WHAT ARE THE FUNDS' FEES AND EXPENSES?                           C
------------------------------------------------------------------

SALES CHARGES are fees paid directly from your investments
when you buy or sell shares of a Fund.                        none


                                                             1.00%(3)

                                                              none
                                                              none

                                                                     TAX-FREE FLORIDA INSURED FUND    TAX-FREE NEW-YORK FUND
                                                    CLASS                          A       B       C       A       B       C
----------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES are deducted from a  Management fees            0.50%   0.50%   0.50%   0.55%   0.55%   0.55%
Fund's assets.                                      Distribution and service
                                                    (12b-1) fees               0.25%   1.00%   1.00%   0.25%   1.00%   1.00%
                                                    Other expenses(4)          0.20%   0.20%   0.20%   0.28%   0.28%   0.28%
                                                    Total annual fund
                                                    operating expenses         0.95%   1.70%   1.70%   1.08%   1.83%   1.83%
                                                    Fee waivers and
                                                    payments(5)               (0.09%) (0.09%) (0.09%) (0.43%) (0.43%) (0.43%)
                                                    Net expenses               0.86%   1.61%   1.61%   0.65%   1.40%   1.40%

                                                                                   TAX-FREE FLORIDA INSURED FUND
                                                                 CLASS(7)       A       B                B       C             C
                                                                                             (IF REDEEMED)         (IF REDEEMED)
--------------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the cost of         1 YEAR      $534    $164             $564    $164          $264
investing in the Funds to the cost of investing in other mutual  3 YEARS     $731    $527             $752    $527          $527
funds with similar investment objectives. We show the            5 YEARS     $943    $915           $1,065    $915          $915
cumulative amount of Fund expenses on a hypothetical             10 YEARS  $1,556  $1,802           $1,802  $2,001        $2,001
investment of $10,000 with an annual 5% return over the time shown.(6) This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.

                                                                                   TAX-FREE NEW YORK FUND
                                                                 CLASS(7)       A       B                B       C             C
                                                                                             (IF REDEEMED)         (IF REDEEMED)
                                                                 1 YEAR      $513    $143             $543    $143          $243
                                                                 3 YEARS     $737    $534             $759    $534          $534
                                                                 5 YEARS     $979    $950           $1,100    $950          $950
                                                                 10 YEARS  $1,671  $1,915           $1,915  $2,113        $2,113

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.

(4) "Other expenses" have been restated to reflect an expected decrease in other expenses during the current fiscal year as a result of the expectation that the Funds will not have to convene a shareholders' meeting and issue a proxy statement during the upcoming fiscal year.

(5) The investment manager has contracted to waive fees and pay expenses through December 31, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.61% of average daily net assets of Tax-Free Florida Insured Fund and 0.40% of average daily net assets of Tax-Free New York Fund.

(6) Each Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10.

(7) The Class B example reflects the conversion of Class B shares to Class A shares after eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

PROFILE: MINNESOTA TAX-EXEMPT FUNDS

WHAT ARE EACH FUND'S GOALS?

       Delaware Tax-Free Minnesota Fund and Delaware Tax-Free Minnesota Insured Fund seek as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, as is consistent with preservation of capital.

       Delaware Tax-Free Minnesota Intermediate Fund seeks to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and the Minnesota state personal income tax, by maintaining a dollar-weighted average effective portfolio maturity of 10 years or less.

       Delaware Minnesota High-Yield Municipal Bond Fund seeks as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, primarily through investment in medium- and lower-grade municipal obligations.

       Although each Fund will strive to meet its goal, there is no assurance that it will.

WHAT ARE EACH FUND'S MAIN INVESTMENT STRATEGIES? Under normal circumstances, Tax-Free Minnesota Fund, Tax-Free Minnesota Insured Fund and Tax-Free Minnesota Intermediate Fund will invest at least 80% of their net assets in municipal securities the income from which is exempt from federal income taxes, including the federal alternative minimum tax, and the Minnesota state personal income tax. Under normal circumstances, Minnesota High-Yield Municipal Bond Fund will invest at least 80% of its net assets in municipal securities the income from which is exempt from federal income taxes and the Minnesota state personal income taxes. These are fundamental investment policies that may not be changed without prior shareholder approval.

Each Fund is required to derive at least 95% of its income from Minnesota obligations. Municipal debt obligations are issued by state and local governments to raise funds for various public purposes such as hospitals, schools and general capital expenses. Each Fund will invest its assets in securities with maturities of various lengths, depending on market conditions. We will attempt to adjust the average maturity of the bonds in the portfolio to provide a high level of tax exempt income consistent with preservation of capital. Each Fund's income level will vary depending on current interest rates and the specific securities in the portfolio. Each Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit our investment needs. Under normal circumstances, Tax-Free Minnesota Intermediate Fund will maintain a dollar-weighted average effective maturity of more than three years but less than 10 years and the other Funds will generally have a dollar-weighted average effective maturity of between five and 30 years.

Under normal circumstances, the Tax-Free Minnesota Insured Fund will invest at least 80% of its net assets in insured securities. This policy is not a fundamental policy and may be changed without shareholder approval. However, the Fund will provide its shareholders with at least 60 days prior notice in the event of any change to this policy. The insurance feature generally helps to protect bondholders in the event that the issuer whose bonds they hold defaults on its bond obligations. This insurance does not protect against changes in the value of the bonds in the portfolio or changes in the value of Fund shares. The Fund is also permitted to invest up to 20% of its total assets in non-insured municipal securities that are rated within one of the top four rating categories by an NRSRO or that are unrated but are determined at the time of purchase to be of equivalent credit quality.

Minnesota High-Yield Municipal Bond Fund will invest in lower rated municipal securities ("junk bonds"), which typically offer higher income potential and involve greater risk than higher quality securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN EACH FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in a Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. These Funds will be affected primarily by adverse changes in interest rates. When interest rates rise, the value of bonds in the portfolio will likely decline. This generally affects securities with longer maturities more than those with shorter maturities.

The Funds may also be affected by the ability of individual municipalities to pay interest and repay principal on the bonds they issue. Weak economic conditions in Minnesota may hinder that ability. This risk is even greater for Minnesota High-Yield Municipal Bond Fund because the Fund will invest a larger portion of its assets in junk bonds. These bonds are generally considered to be in a less secure financial situation and may be affected more by adverse economic conditions. Each Fund is a non-diversified investment company under the Investment Company Act of 1940, which means that it may invest a greater percentage of its assets in a single issuer than a diversified fund, and may be subject to greater risk of loss than if it were diversified.

Under normal circumstances, Tax-Free Minnesota Fund, Tax-Free Minnesota Insured Fund and Tax-Free Minnesota Intermediate Fund, each may invest up to 20% of its net assets in securities the income from which is subject to the federal alternative minimum tax. Minnesota High-Yield Municipal Bond Fund may invest up to 100% of assets in these securities. Income from these securities would be taxable to shareholders who are subject to the federal alternative minimum tax.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 36.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Funds is not a complete investment program; they should be considered just one part of your total financial plan. Be sure to discuss these Funds with your financial advisor to determine whether they are an appropriate choice for you.

HOW HAVE THE FUNDS PERFORMED?
--------------------------------------------------------------------------------

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Funds. We show how annual returns for each Fund's Class A shares have varied over its lifetime, as well as the average annual returns of the Class A, B and C shares for one-year, five-year and ten-year or lifetime periods, as applicable. A Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the caps. Please see the footnotes on page 23 for additional information about the expense caps.

                               [BAR CHART OMITTED]

YEAR-BY-YEAR TOTAL RETURN (Class A)

                                                               Delaware Tax-Free           Delaware Minnesota
       Delaware Tax-Free          Delaware Tax-Free                Minnesota                   High-Yield
         Minnesota Fund        Minnesota Insured Fund         Intermediate Fund            Municipal Bond Fund
1995        17.48%                   17.52%                         11.07%                         --
1996         3.31%                    3.74%                          3.44%                         --
1997         9.68%                    8.49%                          6.69%                        11.26%
1998         6.07%                    5.74%                          4.91%                         6.92%
1999        -4.83%                   -2.85%                         -3.13%                        -6.19%
2000        10.91%                   10.25%                          6.65%                         7.21%
2001         4.21%                    4.00%                          5.11%                         6.82%
2002         8.68%                    8.59%                          8.54%                         8.68%
2003         6.51%                    5.23%                          5.68%                         8.19%
2004         4.78%                    4.48%                          3.93%                         6.35%

As of September 30, 2005, the Tax-Free Minnesota Fund's Class A shares had a calendar year-to-date return of 3.40%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 7.38% for the quarter ended March 31, 1995 and lowest quarterly return was -2.20% for the quarter ended June 30, 2004.

As of September 30, 2005, the Tax-Free Minnesota Insured Fund's Class A shares had a calendar year-to-date return of 2.37%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 8.19% for the quarter ended March 31, 1995 and its lowest quarterly return was -2.50% for the quarter ended June 30, 2004.

As of September 30, 2005, the Tax-Free Minnesota Intermediate Fund's Class A shares had a calendar year-to-date return of 2.74%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 4.37% for the quarter ended September 30, 2002 and its lowest quarterly return was -2.27% for the quarter ended June 30, 2004.

As of September 30, 2005, the Minnesota High-Yield Municipal Bond Fund's Class A shares had a calendar year-to-date return of 4.86%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 3.83% for the quarter ended September 30, 2002 and its lowest quarterly return was -4.24% for the quarter ended December 31, 1999.

The maximum Class A sales charge of 4.50% for Tax-Free Minnesota Fund, Tax-Free Minnesota Insured Fund and Minnesota High-Yield Municipal Bond Fund, and 2.75% for Tax-Free Minnesota Intermediate Fund, which is normally deducted when you purchase shares, is not reflected in the returns in the previous paragraphs or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table on pages 19 and 20 do include the sales charge.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04  TAX-FREE MINNESOTA FUND                                           10 YEARS OR
                                                                                                     1 YEAR  5 YEARS  LIFETIME***
---------------------------------------------------------------------------------------------------------------------------------

                                                    Class A return before taxes                       0.04%    6.01%        6.05%
                                                    Class A return after taxes on distributions      (0.14%)   5.91%        5.99%
                                                    Class A return after taxes on distributions and
                                                    sale of Fund shares                               1.81%    5.85%        5.93%
                                                    Class B return before taxes*                      0.04%    5.97%        5.40%
                                                    Class C return before taxes**                     2.99%    6.21%        5.76%
                                                    Lehman Brothers Municipal Bond Index
                                                    (reflects no deduction for fees,
                                                    expenses or taxes)                                4.48%    7.20%        7.06%

                                                    TAX-FREE MINNESOTA INSURED FUND
                                                    Class A return before taxes                      (0.20%)   5.51%        5.92%
                                                    Class A return after taxes on distributions      (0.27%)   5.49%        5.91%
                                                    Class A return after taxes on distributions and
                                                    sale of Fund shares                               1.41%    5.39%        5.80%
                                                    Class B return before taxes*                     (0.28%)   5.45%        5.20%
                                                    Class C return before taxes**                     2.70%    5.68%        5.61%
                                                    Lehman Brothers Municipal Bond Index
                                                    (reflects no deduction for fees,
                                                    expenses or taxes)                                4.48%    7.20%        7.06%

                                                    TAX-FREE MINNESOTA INTERMEDIATE FUND
                                                    Class A return before taxes                       1.07%    5.38%        4.93%
                                                    Class A return after taxes on distributions       1.07%    5.38%        4.93%
                                                    Class A return after taxes on distributions and
                                                    sale of Fund shares                               2.05%    5.28%        4.91%
                                                    Class B return before taxes*                      1.05%    5.09%        4.37%
                                                    Class C return before taxes**                     2.05%    5.08%        4.37%
                                                    Lehman Brothers Five-Year Municipal Bond Index
                                                    (reflects no deduction for fees,
                                                    expenses or taxes)                                2.72%    5.98%        5.84%


                                                                                                      10 YEARS OR
AVERAGE ANNUAL RETURNS (continued)  MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND         1 YEAR  5 YEARS  LIFETIME***
-----------------------------------------------------------------------------------------------------------------

                                    Class A return before taxes                       1.57%    6.46%        5.70%
                                    Class A return after taxes on distributions       1.57%    6.46%        5.70%
                                    Class A return after taxes on distributions and
                                    sale of Fund shares                               2.69%    6.35%        5.69%
                                    Class B return before taxes*                      1.65%    6.40%        5.81%
                                    Class C return before taxes**                     4.65%    6.65%        5.50%
                                    Lehman Brothers Municipal Bond Index
                                    (reflects no deduction for fees,
                                    expenses or taxes)                                4.48%    7.20%        6.38%

The Funds' returns are compared to the performance of certain indexes. You should remember that unlike the Funds, the indexes are unmanaged and do not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

After-tax performance is presented only for Class A shares of the Funds. The after-tax returns for each Fund's other classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Funds' returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* Total returns assume redemption of shares at end of period. Lifetime returns for Class B shares reflect conversion to Class A shares after 8 years. If shares were not redeemed, the returns before taxes for Tax-Free Minnesota Fund's Class B would be 3.99%, 6.20% and 5.40% for the one-year, five-year and lifetime periods, respectively; the returns before taxes for Tax-Free Minnesota Insured Fund's Class B would be 3.71%, 5.69% and 5.20% for the one year, five-year and lifetime periods, respectively; the returns before taxes for Tax-Free Minnesota Intermediate Fund's Class B would be 3.05%, 5.09% and 4.37% for the one-year, five-year and lifetime periods, respectively; and the returns before taxes for Minnesota High-Yield Municipal Bond Fund's Class B would be 5.65%, 6.63% and 5.81% for the one-year, five-year and lifetime periods, respectively.

** Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Tax-Free Minnesota Fund's Class C would be 3.98%, 6.21% and 5.76% for the one-year, five-year and ten-year periods, respectively; the returns before taxes for Tax-Free Minnesota Insured Fund's Class C would be 3.69%, 5.68% and 5.61% for the one- year, five-year and ten-year periods, respectively; the returns before taxes for Tax-Free Minnesota Intermediate Fund's Class C would be 3.05%, 5.08% and 4.37% for the one-year, five-year and ten-year periods, respectively; and the returns before taxes for Minnesota High-Yield Municipal Bond Fund's Class C would be 5.65%, 6.65% and 5.50% for the one-year, five-year and lifetime periods, respectively.

*** Lifetime returns are shown if the Fund or Class existed for less than 10 calendar years. The Lehman Brothers Municipal Bond Index return shown is for 10 years for the Tax-Free Minnesota Fund because the Fund's Class A and Class C shares commenced operations more than 10 years ago. The inception date for Class B shares of the Fund was March 11, 1995. The Index return for Class B's lifetime period is 6.50%. The Index reports returns on a monthly basis as of the last day of the month. As a result, the Index return for Class B's lifetime reflects the return from March 31, 1995 through December 31, 2004.

  The Lehman Brothers Municipal Bond Index return shown is for 10 years for the Tax-Free Minnesota Insured Fund because the Fund's Class A and Class C shares commenced operations more than 10 calendar years ago. The inception date for Class B shares of the Fund was March 7, 1995. The Index return for Class B's lifetime period is 6.50%. The Index reports returns on a monthly basis as of the last day of the month. As a result, the Index return for Class B's lifetime reflects the return from March 31, 1995 through December 31, 2004.

  The Lehman Brothers Five-Year Municipal Bond Index return shown is for 10 years for the Tax-Free Minnesota Intermediate Fund because the Fund's Class A and Class C shares commenced operations more than 10 calendar years ago. The inception date for Class B shares of the Fund was August 15, 1995. The Index return for Class B's lifetime period is 6.27%. The Index reports returns on a monthly basis as of the last day of the month. As a result, the Index return for Class B's lifetime reflects the return from August 31, 1995 through December 31, 2004.

  The Lehman Brothers Municipal Bond Index return is shown for Class A's lifetime period for the Minnesota High-Yield Municipal Bond Fund. The inception date for Class A shares of the Fund was June 4, 1996 and for Class
  B and Class C shares of the Fund was June 12, 1996. The Index returns for Class B and Class C lifetime periods are 6.38% and 6.38%, respectively.
  The Index reports on a monthly basis as of the last day of the month. As a result, the Index returns for Class B and Class C lifetimes reflect the returns from June 30, 1996 through December 31, 2004.

                                                                                                        TAX-FREE MINNESOTA FUND
                                                                                                TAX-FREE MINNESOTA INSURED FUND
                                                                                       MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND
WHAT ARE THE FUNDS' FEES AND EXPENSES?                CLASS                                                A        B         C
-------------------------------------------------------------------------------------------------------------------------------

SALES CHARGES are fees paid directly from your        Maximum sales charge (load) imposed on
investments when you buy or sell shares of a Fund.    purchases as a percentage of offering price      4.50%     none      none
                                                      Maximum contingent deferred sales charge (load)
                                                      as a percentage of original purchase price or
                                                      redemption price, whichever is lower              none(1) 4.00%(2)  1.00%(3)
                                                      Maximum sales charge (load) imposed on
                                                      reinvested dividends                              none     none      none
                                                      Redemption fees                                   none     none      none


                                                                                        TAX-FREE MINNESOTA INTERMEDIATE FUND
                                                      CLASS                                                A        B         C

                                                      Maximum sales charge (load) imposed on
                                                      purchases as a percentage of offering price      2.75%     none      none
                                                      Maximum contingent deferred sales charge (load)
                                                      as a percentage of original purchase price or
                                                      redemption price, whichever is lower              none(1) 2.00%(4)  1.00%(3)
                                                      Maximum sales charge (load) imposed on
                                                      reinvested dividends                              none     none      none
                                                      Redemption fees                                   none     none      none



WHAT ARE THE FUNDS' FEES AND EXPENSES?                                                     TAX-FREE MINNESOTA FUND
(continued)                                         CLASS                                       A        B       C
------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES are deducted from a
Fund's assets.                                      Management fees                         0.55%    0.55%   0.55%
                                                    Distribution and service (12b-1) fees   0.25%    1.00%   1.00%
                                                    Other expenses                          0.14%    0.14%   0.14%
                                                    Total annual fund operating expenses    0.94%    1.69%   1.69%
                                                    Fee waivers and payments(6)            (0.01%)  (0.01%) (0.01%)
                                                    Net expenses                            0.93%    1.68%   1.68%


                                                                                   TAX-FREE MINNESOTA INSURED FUND
                                                    CLASS                                       A       B       C

                                                    Management fees                         0.50%    0.50%   0.50%
                                                    Distribution and service (12b-1) fees   0.25%    1.00%   1.00%
                                                    Other expenses                          0.15%    0.15%   0.15%
                                                    Total annual fund operating expenses    0.90%    1.65%   1.65%
                                                    Fee waivers and payments(6)            (0.01%)  (0.01%) (0.01%)
                                                    Net expenses                            0.89%    1.64%   1.64%


                                                                              TAX-FREE MINNESOTA INTERMEDIATE FUND
                                                    CLASS                                       A        B       C

                                                    Management fees                         0.50%    0.50%   0.50%
                                                    Distribution and service (12b-1) fees   0.25%(7) 1.00%   1.00%
                                                    Other expenses(5)                       0.18%    0.18%   0.18%
                                                    Total annual fund operating expenses    0.93%    1.68%   1.68%
                                                    Fee waivers and payments(6), (7)       (0.18%)  (0.08%) (0.08%)
                                                    Net expenses                            0.75%    1.60%   1.60%


                                                                          MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND
                                                    CLASS                                       A        B       C

                                                    Management fees                         0.55%    0.55%   0.55%
                                                    Distribution and service (12b-1) fees   0.25%    1.00%   1.00%
                                                    Other expenses(5)                       0.16%    0.16%   0.16%
                                                    Total annual fund operating expenses    0.96%    1.71%   1.71%
                                                    Fee waivers and payments(6)            (0.07%)  (0.07%) (0.07%)
                                                    Net expenses                            0.89%    1.64%   1.64%


-------------------------------------------------------------------------------

                                                                                  TAX-FREE MINNESOTA FUND(9)
                                                                         CLASS       A       B              B       C            C
                                                                                                (IF REDEEMED)        (IF REDEEMED)
THIS EXAMPLE is intended to help you compare the cost of                  1 year    $541    $171         $571    $171         $271
investing in the Funds to the cost of investing in other mutual          3 years    $735    $532         $757    $532         $532
funds with similar investment objectives. We show the                    5 years    $946    $917       $1,067    $917         $917
cumulative amount of Fund expenses on a hypothetical                    10 years  $1,552  $1,798       $1,798  $1,997       $1,997
investment of $10,000 with an annual 5% return over the time shown.(8) This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.


                                                                                  TAX-FREE MINNESOTA INSURED FUND(9)
                                                                           CLASS       A       B            B       C            C
                                                                                                 (IF REDEEMED)       (IF REDEEMED)

                                                                          1 year    $537    $167         $567    $167         $267
                                                                         3 years    $723    $519         $744    $519         $519
                                                                         5 years    $925    $896       $1,046    $896         $896
                                                                        10 years  $1,507  $1,754       $1,754  $1,954       $1,954

                                                                                 TAX-FREE MINNESOTA INTERMEDIATE FUND(10)
                                                                           CLASS       A       B            B       C            C
                                                                                                (IF REDEEMED)        (IF REDEEMED)

                                                                          1 year    $349    $163         $363    $163         $263
                                                                         3 years    $546    $522         $622    $522         $522
                                                                         5 years    $758    $905         $905    $905         $905
                                                                        10 years  $1,371  $1,512       $1,512  $1,980       $1,980

                                                                      MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND(9)

                                                                           CLASS       A       B            B       C            C
                                                                                                (IF REDEEMED)        (IF REDEEMED)

                                                                          1 year    $537    $167         $567    $167         $267
                                                                         3 years    $735    $532         $757    $532         $532
                                                                         5 years    $950    $922       $1,072    $922         $922
                                                                        10 years  $1,569  $1,815       $1,815  $2,014       $2,014

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase for Tax-Free Minnesota Fund, Tax-Free Minnesota Insured Fund and Minnesota High-Yield Municipal Bond Fund and within one year of purchase for Tax-Free Minnesota Intermediate Fund. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.

(4) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 2.00%, which declines to 1.00% during the second and third years and 0% thereafter.

(5) "Other expenses" have been restated to reflect an expected decrease in other expenses during the current fiscal year as a result of the expectation that the Funds will not have to convene a shareholders' meeting and issue a proxy statement during the upcoming fiscal year.

(6) The investment manager has contracted to waive fees and pay expenses of each Fund through December 31, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.68% of average daily net assets of Tax-Free Minnesota Fund, 0.64% of average daily net assets of the Tax-Free Minnesota Insured Fund, 0.60% of average daily net assets of the Tax-Free Minnesota Intermediate Fund and 0.64% of average daily net assets of Minnesota High-Yield Municipal Bond Fund.

(7) The Funds' distributor has contracted to limit Tax-Free Minnesota Intermediate Fund's Class A shares 12b-1 fee through December 31, 2006 to no more than 0.15% of average daily net assets.

(8) Each Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one- year contractual period and the total operating expenses without expense waivers for years two through 10.

(9) The Class B example reflects the conversion of Class B shares to Class A shares after eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

(10) The Class B example reflects the conversion of Class B shares to Class A shares after five years. Information for years six through 10 reflects expenses of the Class A shares.

PROFILE: MISSOURI INSURED AND OREGON INSURED

TAX-FREE FUNDS

WHAT ARE EACH FUND'S GOALS?

             Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund seek as high a level of current income exempt from federal income tax and from the personal income tax in their respective states as is consistent with preservation of capital. Although each Fund will strive to meet this goal, there is no assurance that it will.

WHAT ARE EACH FUND'S MAIN INVESTMENT STRATEGIES? Under normal circumstances, each Fund will invest at least 80% of its net assets in municipal securities the income from which is exempt from federal income taxes, including the federal alternative minimum tax, and from the personal income tax in their respective states. This is a fundamental investment policy that may not be changed without prior shareholder approval.

Municipal debt obligations are issued by state and local governments to raise funds for various public purposes such as hospitals, schools and general capital expenses. Each Fund will invest its assets in securities with maturities of various lengths, depending on market conditions. We will attempt to adjust the average maturity of the bonds in the portfolio to provide a high level of tax-exempt income consistent with preservation of capital. Each Fund's income level will vary depending on current interest rates and the specific securities in the portfolio. Each Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit our investment needs. The Funds will generally have a dollar-weighted average effective maturity of between five and 30 years.

Under normal circumstances, the Funds will invest at least 80% of their net assets in insured securities. This policy is not a fundamental policy and may be changed without shareholder approval. However, the Funds will provide their shareholders with at least 60 days prior notice in the event of any change to this policy. The insurance feature generally helps to protect bondholders in the event that the issuer whose bonds they hold defaults on its bond obligations. This insurance does not protect against changes in the value of the bonds in a Fund's portfolio or changes in the value of Fund shares. The Funds are also permitted to invest up to 20% of their total assets in non-insured municipal securities that are rated within one of the top four rating categories by an NRSRO or that are unrated but are determined at the time of purchase to be of equivalent credit quality.

WHAT ARE THE MAIN RISKS OF INVESTING IN EACH FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in a Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. These Funds will be affected primarily by adverse changes in interest rates. When interest rates rise, the value of bonds in the portfolios will likely decline. This generally affects securities with longer maturities more than those with shorter maturities. The Funds may also be affected by the ability of individual municipalities to pay interest and repay principal on the bonds they issue. Weak economic conditions in the individual states represented in each Fund's portfolio may hinder that ability. Each Fund is a non-diversified investment company under the Investment Company Act of 1940, which means that it may invest a greater percentage of its assets in a single issuer than a diversified fund, and may be subject to greater risk of loss than if they were diversified. Under normal circumstances, each Fund may invest up to 20% of its net assets in securities the income from which is subject to the federal alternative minimum tax. Income from these securities would be taxable for investors subject to that tax.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 36.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Funds is not a complete investment program; they should be considered just one part of your total financial plan. Be sure to discuss the Funds with your financial advisor to determine whether they are an appropriate choice for you.

HOW HAVE THE FUNDS PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Funds. We show how calendar year returns for each Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of the Class A, B and C shares for one-year, five-year and ten-year or lifetime periods, as applicable. A Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the caps. Please see the footnotes on page 27 for additional information about the expense caps.

                               [BAR CHART OMITTED]

YEAR-BY-YEAR TOTAL RETURN(Class A)

                         Delaware Tax-Free Missouri       Delaware Tax-Free
                                Insured Fund             Oregon Insured Fund

1995                             19.96%                     18.71%
1996                              3.39%                      3.13%
1997                              9.43%                      9.66%
1998                              5.50%                      6.19%
1999                             -3.17%                     -5.34%
2000                              9.97%                     12.91%
2001                              4.01%                      4.12%
2002                              8.93%                      9.65%
2003                              3.70%                      4.21%
2004                              3.21%                      4.12%

As of September 30, 2005, the Tax-Free Missouri Insured Fund's Class A shares had a calendar year-to-date return of 2.84%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 8.84% for the quarter ended March 31, 1995 and its lowest quarterly return was -2.20% for the quarter ended June 30, 2004.

As of September 30, 2005, the Tax-Free Oregon Insured Fund's Class A shares had a calendar year-to-date return of 2.59%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 8.05% for the quarter ended March 31, 1995 and its lowest quarterly return was -2.57% for the quarter ended June 30, 1999.

The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the returns in the previous paragraphs or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table on page 26 do include the sales charge.

                                                                                                                      10 YEARS OR
AVERAGE ANNUAL RETURNS for periods ending 12/31/04  TAX-FREE MISSOURI INSURED FUND                   1 YEAR  5 YEARS   LIFETIME**
---------------------------------------------------------------------------------------------------------------------------------
                                                    Class A return before taxes                      (1.43%)   4.96%        5.84%
                                                    Class A return after taxes on distributions      (1.43%)   4.96%        5.84%
                                                    Class A return after taxes on distributions and
                                                    sale of Fund shares                               0.51%    4.91%        5.74%
                                                    Class B return before taxes*                     (1.60%)   4.87%        5.73%
                                                    Class C return before taxes*                      1.36%    5.13%        4.30%
                                                    Lehman Brothers Municipal Bond Index
                                                    (reflects no deduction for fees,
                                                    expenses or taxes)                                4.48%    7.20%        7.06%

                                                    TAX-FREE OREGON INSURED FUND
                                                    Class A return before taxes                      (0.57%)   5.95%        6.07%
                                                    Class A return after taxes on distributions      (0.57%)   5.95%        6.07%
                                                    Class A return after taxes on distributions and
                                                    sale of Fund shares                               1.06%    5.77%        5.93%
                                                    Class B return before taxes*                     (0.55%)   5.90%        5.97%
                                                    Class C return before taxes*                      2.43%    6.17%        4.95%
                                                    Lehman Brothers Municipal Bond Index
                                                    (reflects no deduction for fees,
                                                    expenses or taxes)                                4.48%    7.20%        7.06%

The Funds' returns are compared to the performance of the Lehman Brothers Municipal Bond Index. You should remember that unlike the Funds, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

After-tax performance is presented only for Class A shares of the Funds. The after-tax returns for each Fund's other classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Funds' returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* Total returns assume redemption of shares at end of period. Ten-year returns for Class B shares reflect conversion to Class A shares after 8 years. If shares were not redeemed, the returns before taxes for Tax-Free Missouri Insured Fund's Class B would be 2.36%, 5.12% and 5.73% for the one-year, five-year and ten-year periods, respectively, and Class C would be 2.34%, 5.13% and 4.30% for the one-year, five-year and lifetime periods, respectively. If shares were not redeemed, the returns before taxes for Tax-Free Oregon Insured Fund's Class B would be 3.44%, 6.14% and 5.97% for the one-year, five-year and ten-year periods, respectively, and Class C would be 3.43%, 6.17% and 4.95% for the one-year, five-year and lifetime periods, respectively.

** Lifetime returns are shown if the Fund or Class existed for less than 10 calendar years. The Lehman Brothers Municipal Bond Index return shown is for 10 years for the Tax-Free Missouri Insured Fund because the Fund's Class A and Class B shares commenced operations more than 10 calendar years ago. The inception date for Class C shares of the Fund was November 11, 1995. The Index return for Class C's lifetime period is 6.02%. The Index reports returns on a monthly basis as of the last day of the month. As a result, the Index return for Class C's lifetime reflects the return from November 30, 1995 through December 31, 2004.

The Lehman Brothers Municipal Bond Index return shown is for 10 years for the Tax-Free Oregon Insured Fund because the Fund's Class A and Class B shares commenced operations more than 10 calendar years ago. The inception date for Class C shares of the Fund was July 7, 1995. The Index return for Class C's lifetime period is 6.36%. The Index reports returns on a monthly basis as of the last day of the month. As a result, the Index return for Class C's lifetime reflects the return from July 31, 1995 through December 31, 2004.

WHAT ARE THE FUNDS' FEES AND EXPENSES?

                                                      CLASS                                                 A         B         C
---------------------------------------------------------------------------------------------------------------------------------

SALES CHARGES are fees paid directly from your        Maximum sales charge (load) imposed on purchases
investments when you buy or sell shares of a Fund.    as a percentage of offering price                 4.50%      none      none
                                                      Maximum contingent deferred sales charge (load)
                                                      as a percentage of original purchase price or
                                                      redemption price, whichever is lower               none(1)  4.00%(2)  1.00%(3)
                                                      Maximum sales charge (load) imposed on
                                                      reinvested dividends                               none      none      none
                                                      Redemption fees                                    none      none      none

                                                                                  TAX-FREE MISSOURI        TAX-FREE OREGON
                                                                                   INSURED FUND            INSURED FUND
                                                    CLASS                          A       B       C       A       B       C
----------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES are deducted from a
Fund's assets.                                      Management fees            0.50%   0.50%   0.50%   0.50%   0.50%   0.50%
                                                    Distribution and service
                                                    (12b-1) fees               0.25%   1.00%   1.00%   0.25%   1.00%   1.00%
                                                    Other expenses(4)          0.20%   0.20%   0.20%   0.19%   0.19%   0.19%
                                                    Total annual fund
                                                    operating expenses         0.95%   1.70%   1.70%   0.94%   1.69%   1.69%
                                                    Fee waivers and
                                                    payments (5)              (0.05%) (0.05%) (0.05%) (0.09%) (0.09%) (0.09%)
                                                    Net expense                0.90%   1.65%   1.65%   0.85%   1.60%   1.60%


                                                                                  TAX-FREE MISSOURI INSURED FUND
                                                                    CLASS(7)       A       B              B       C              C
                                                                                              (IF REDEEMED)          (IF REDEEMED)
----------------------------------------------------------------------------------------------------------------------------------

THIS EXAMPLE is intended to help you compare the cost of           1 year       $538    $168           $568    $168           $268
investing in the Funds to the cost of investing in other mutual    3 years      $734    $531           $756    $531           $531
funds with similar investment objectives. We show the              5 years      $947    $918         $1,068    $918           $918
cumulative amount of Fund expenses on a hypothetical              10 years    $1,560  $1,805         $1,805  $2,004         $2,004
investment of $10,000 with an annual 5% return over the time shown.(6) This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.


                                                                                  TAX-FREE OREGON INSURED FUND
                                                                    CLASS(7)       A       B              B       C              C
                                                                                              (IF REDEEMED)          (IF REDEEMED)
                                                                   1 YEAR       $533    $163           $563    $163           $263
                                                                   3 YEARS      $728    $524           $749    $524           $524
                                                                   5 YEARS      $938    $909         $1,059    $909           $909
                                                                  10 YEARS    $1,545  $1,791         $1,791  $1,990         $1,990

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.

(4) "Other expenses" have been restated to reflect an expected decrease in other expenses during the current fiscal year as a result of the expectation that the Funds will not have to convene a shareholders' meeting and issue a proxy statement during the upcoming fiscal year.

(5) The investment manager has contracted to waive fees and pay expenses of each Fund through December 31, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.65% of average daily net assets of the Tax-Free Missouri Insured Fund and 0.60% of average daily net assets of the Tax-Free Oregon Insured Fund.

(6) Each Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10.

(7) The Class B example reflects the conversion of Class B shares to Class A shares after eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

HOW WE MANAGE THE FUNDS

OUR INVESTMENT STRATEGIES

We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular fund.

The Funds will invest primarily in tax exempt obligations of issuers in their respective states.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The Funds may also invest in securities of U.S. territories and possessions to the extent that these securities are tax exempt under each state's tax code.

We will generally invest in securities for income rather than seeking capital appreciation through active trading. However, we may sell securities for a variety of reasons such as: to reinvest the proceeds in higher yielding securities, to eliminate investments not consistent with the preservation of capital, to honor redemption requests or if a credit situation weakens. As a result, we may realize losses or capital gains which could be taxable to shareholders.

Tax-Free Minnesota Intermediate Fund will generally have a dollar-weighted average effective maturity of more than three years but less than 10 years. This is a more conservative strategy than funds with longer dollar-weighted average effective maturities, which should result in the Fund experiencing less price volatility when interest rates rise or fall. The remaining Funds described in this prospectus will generally have a dollar-weighted average effective maturity of between five and 30 years.

Each Fund's investment objective is fundamental. This means that the Board of Trustees may not change the objective without obtaining shareholder approval.

THE SECURITIES WE    Fixed income securities offer the potential for
TYPICALLY INVEST IN  greater income payments than stocks, and also may provide capital appreciation. Municipal bond securities typically pay income free of federal income taxes and may be free of state income taxes in the state where they are issued.


-------------------------------------------------------------------------------------------------------
SECURITIES                                                 HOW WE USE THEM
-------------------------------------------------------------------------------------------------------
                               INSURED
                             SINGLE-STATE         SINGLE-STATE           TAX-FREE             MINNESOTA
                           TAX-EXEMPT FUNDS     TAX-EXEMPT FUNDS         MINNESOTA           HIGH-YIELD
                             (AZ, FL, MN,         (CA, CO, ID,         INTERMEDIATE           MUNICIPAL
                               MO, OR)               MN, NY)               FUND               BOND FUND
                        --------------------   ------------------    ----------------    -----------------
TAX-EXEMPT OBLIGATIONS:  Under normal circumstances, each Fund will invest at least      Under normal
Commonly known as        80% of its net assets in tax-exempt obligations which are       circumstances,
municipal bonds, these   exempt from federal income taxes, including the federal         Minnesota
are debt obligations     alternative minimum tax, and from the personal income tax       High-Yield
issued by or on behalf   in its respective state. These bonds may include general        Municipal Bond
of a state or            obligation bonds and revenue bonds.                             Fund will invest
territory, its                                                                           at least 80%
agencies or                                                                              of its net assets
instrumentalities,                             TAX-FREE NEW YORK                         in tax-exempt
municipalities or                              FUND will invest                          obligations
other political                                at least 80% of                           (including
sub-divisions. The                             net assets in                             obligations
interest on these debt                         tax-exempt                                subject to
obligations can                                obligations under                         alternative
generally be excluded                          normal market                             minimum tax). At
from federal income                            conditions. Any                           least 65% will be
tax as well as                                 investments in                            invested
personal income tax in                         obligations                               in medium and
the state where the                            subject to the                            lower-grade
bond is issued.                                alternative                               securities rated
Determination of a                             minimum tax would                         between BBB and B-
bond's tax-exempt                              not count toward                          by S&P, of
status is based on the                         the 80% of                                equivalent quality
opinion of the bond                            Tax-Free New York                         by another
issuer's legal                                 Fund's net assets                         nationally
counsel. Tax-exempt                            that must be                              recognized
obligations may                                invested in this                          statistical
include securities                             manner.                                   ratings
subject to the                                                                           organization
alternative minimum                                                                      (NRSRO) or in
tax. See Private                                                                         securities that
activity bonds below                                                                     the manager
for more information.                                                                    determines
                                                                                         to be of
                                                                                         comparable quality.

GENERAL OBLIGATION       Insured Funds may     Each Fund may invest without limit in     The Fund may
BONDS are municipal      invest in general     general obligation bonds and will         invest in general
bonds on which the       obligation bonds;     primarily invest in bonds in the top      obligation bonds
payment of principal     however, after the    four quality grades or bonds that are     and will typically
and interest is          application of        unrated, but which the manager            invest in lower
secured by the           insurance, general    determines to be of equal quality.        quality bonds
issuer's pledge of its   obligation bonds                                                rated between BBB
full faith, credit and   representing at                                                 and B- by S&P, of
taxing power.            least 80% of net                                                equivalent quality
                         assets in the                                                   by another NRSRO,
                         portfolio must be                                               or bonds that are
                         rated AAA by S&P or                                             unrated which the
                         Aaa by Moody's or                                               manager determines
                         have an equivalent                                              to be of equal
                         rating from another                                             quality.
                         NRSRO at the time
                         of purchase.


                                                                              29
How we manage the Funds (continued)

-------------------------------------------------------------------------------------------------------
SECURITIES                                                 HOW WE USE THEM
-------------------------------------------------------------------------------------------------------
                               INSURED
                             SINGLE-STATE         SINGLE-STATE           TAX-FREE             MINNESOTA
                           TAX-EXEMPT FUNDS     TAX-EXEMPT FUNDS         MINNESOTA           HIGH-YIELD
                             (AZ, FL, MN,         (CA, CO, ID,         INTERMEDIATE           MUNICIPAL
                               MO, OR)               MN, NY)               FUND               BOND FUND
                        --------------------   ------------------    ----------------    -----------------
REVENUE BONDS are       Insured Funds may     Each Fund may invest without limit in      The Fund may
municipal bonds on      invest in revenue     revenue bonds and will primarily invest    invest in revenue
which principal and     bonds; however,       in bonds in the top four quality grades    bonds and will
interest payments are   after the             or bonds that are unrated, but which the   typically invest
made from revenues      application of        manager determines to be of                in lower quality
derived from a          insurance, revenue    equal quality.                             bonds rated
particular facility,    bonds representing                                               between BBB and B-
from the proceeds of    80% of net assets                                                by S&P, of
a special excise tax    in the portfolio                                                 equivalent quality
or from revenue         must be rated AAA                                                by another NRSRO,
generated by an         by S&P or have an                                                or bonds that are
operating project.      equivalent rating                                                unrated which the
Principal and           from another NRSRO                                               manager determines
interest are not        at the time                                                      to be of equal
secured by the          of purchase.                                                     quality.
general taxing power.
Tax-exempt industrial
development bonds,
in most cases, are
a type of revenue
bond that is not
backed by the credit
of the issuing
municipality and
may therefore involve
more risk.

INSURED MUNICIPAL       Each Fund may invest without limit in insured bonds. It is       Insured bonds will
BONDS: Various          possible that a substantial portion of a Fund's portfolio may    typically not be a
municipal issuers may   consist of municipal bonds that are insured by a single          significant
obtain insurance for    insurance company.                                               portion of the
their obligations. In                                                                    investments of the
the event of a          Insurance is available on uninsured bonds and each Fund may      Fund.
default, the insurer    purchase such insurance directly. We will generally do so only
is required to make     if we believe that purchasing and insuring a bond provides an
payments of interest    investment opportunity at least comparable to owning other
and principal when      available insured securities.
due to the
bondholders. However,   The purpose of insurance is to protect against credit risk. It
there is no assurance   does not insure against market risk or guarantee the value of
that the insurance      the securities in the portfolio or the value of shares of any
company will meet its   of the Funds.
obligations. Insured
obligations are         At least 80% of
typically rated in      each Insured Fund's
the top quality         net assets will
grades by an NRSRO.     consist of bonds
                        that are fully
                        insured. All
                        insurers must have
                        AAA-rated claims
                        paying ability by
                        S&P or another
                        NRSRO at the time
                        that the insured
                        bond is purchased.


-------------------------------------------------------------------------------------------------------
SECURITIES                                                 HOW WE USE THEM
-------------------------------------------------------------------------------------------------------
                               INSURED
                             SINGLE-STATE         SINGLE-STATE           TAX-FREE             MINNESOTA
                           TAX-EXEMPT FUNDS     TAX-EXEMPT FUNDS         MINNESOTA           HIGH-YIELD
                             (AZ, FL, MN,         (CA, CO, ID,         INTERMEDIATE           MUNICIPAL
                               MO, OR)               MN, NY)               FUND               BOND FUND
                        --------------------   ------------------    ----------------    -----------------
SHORT-TERM MONEY        Insured Funds,        Although not a principal investment strategy, each Fund may
MARKET SECURITIES:      pending the           invest without limit in short-term tax-exempt obligations on
Debt securities that    investment or         a temporary, defensive basis.
are scheduled to        reinvestment of
mature in less than     their assets in       Each Fund may also hold its assets in securities of
360 days. These are     longer-term           tax-exempt money market mutual funds or in cash on a
generally considered    tax-exempt            temporary, defensive basis.
to be very safe and     obligations, may
highly liquid.          invest
                        up to 35% of their
                        net assets in
                        short-term
                        tax-exempt
                        instruments,
                        without obtaining
                        insurance, provided
                        that such
                        instruments are
                        rated in either the
                        highest short-term
                        or long-term rating
                        category by an
                        NRSRO.

                        Each Fund may
                        invest up to 10% of
                        its net assets in
                        securities of
                        tax-exempt money
                        market mutual funds
                        pending investment
                        or reinvestment of
                        its assets in
                        longer-term
                        tax-exempt
                        obligations.

PRIVATE ACTIVITY OR     Under normal circumstances, each Fund may invest up to 20% of    Minnesota
PRIVATE PLACEMENT       its assets in bonds whose income is subject to the federal       High-Yield
BONDS are municipal     alternative minimum tax. This means that a portion of each       Municipal Bond
bond issues whose       Fund's distributions could be subject to the federal             Fund may invest
proceeds are used to    alternative minimum tax that applies to certain taxpayers.       without limit in
finance certain                                                                          these bonds.
non-government
activities, including
some types of
industrial revenue
bonds such as
privately owned
sports and convention
facilities. The Tax
Reform Act of 1986
subjects interest
income from these
bonds to the federal
alternative minimum
tax and makes the
tax-exempt status of
certain bonds
dependent on the
issuer's compliance
with specific
requirements after
the bonds are issued.




-------------------------------------------------------------------------------------------------------
SECURITIES                                                 HOW WE USE THEM
-------------------------------------------------------------------------------------------------------
                               INSURED
                             SINGLE-STATE         SINGLE-STATE           TAX-FREE             MINNESOTA
                           TAX-EXEMPT FUNDS     TAX-EXEMPT FUNDS         MINNESOTA           HIGH-YIELD
                             (AZ, FL, MN,         (CA, CO, ID,         INTERMEDIATE           MUNICIPAL
                               MO, OR)               MN, NY)               FUND               BOND FUND
                        --------------------   ------------------    ----------------    -----------------
MUNICIPAL LEASES AND    Each Fund may invest without limit in municipal lease obligations primarily through
CERTIFICATES OF         certificates of participation.
PARTICIPATION (COPS):
Certificates of         As with its other investments, each Fund expects its investments in municipal lease
participation are       obligations to be exempt from regular federal income taxes. Each Fund will rely on
widely used by state    the opinion of the bond issuer's counsel for a determination of the bond's
and local governments   tax-exempt status.
to finance the
purchase of property    A feature that distinguishes COPs from municipal debt is that leases typically
and facilities. COPs    contain a "nonappropriation" or "abatement" clause. This means the municipality
are like installment    leasing the property or facility must use its best efforts to make lease
purchase agreements.    payments, but may terminate the lease without penalty if its legislature or
A governmental          other appropriating body does not allocate the necessary money. In such a case,
corporation may         the creator of the COP, or its agent, is typically entitled to repossess the
create  a COP when it   property. In many cases, however, the market value of the property will be less
issues long-term        than the amount the municipality was paying.
bonds to pay for the
acquisition of          COPs are generally considered illiquid and subject to each Fund's limitations on
property or             illiquid securities unless we determine they are liquid according to the guidelines
facilities. The         set by the Board of Trustees.
property or
facilities are then
leased to a
municipality, which
makes lease payments
to repay interest and
principal to the
holders of the bonds.
Once the lease
payments are
completed, the
municipality gains
ownership of the
property for a
nominal sum.


ZERO COUPON BONDS:      Each Fund may invest in zero coupon bonds. The market prices of these bonds are
Zero coupon bonds are   generally more volatile than the market prices of securities that pay interest
debt obligations        periodically and are likely to react to changes in interest rates to a greater
which do not entitle    degree than interest-paying bonds having similar maturities and credit quality.
the holder to any       They may have certain tax consequences which, under certain conditions, could be
periodic payments of    adverse to a Fund.
interest prior to
maturity or a
specified date when
the securities begin
paying current
interest. Therefore,
they are issued and
traded at a price
lower than their face
amounts or par value.


INVERSE FLOATERS are    Each Fund may invest in inverse floaters. For each Fund, other than MINNESOTA
a type of derivative    HIGH-YIELD MUNICIPAL BOND FUND, however, the total value of a Fund's investment in
tax-exempt obligation   derivative tax-exempt obligations combined with its holdings of bonds rated below
with floating or        investment grade and any illiquid securities may not exceed 20%.
variable interest
rates that move in
the opposite
direction of
short-term interest
rates, usually at an
accelerated speed.
Consequently, the
market values of
inverse floaters will
generally be more
volatile than other
tax-exempt
investments.



-------------------------------------------------------------------------------------------------------
SECURITIES                                                 HOW WE USE THEM
-------------------------------------------------------------------------------------------------------
                               INSURED
                             SINGLE-STATE         SINGLE-STATE           TAX-FREE             MINNESOTA
                           TAX-EXEMPT FUNDS     TAX-EXEMPT FUNDS         MINNESOTA           HIGH-YIELD
                             (AZ, FL, MN,         (CA, CO, ID,         INTERMEDIATE           MUNICIPAL
                               MO, OR)               MN, NY)               FUND               BOND FUND
                        --------------------   ------------------    ----------------    -----------------
VARIABLE RATE AND       Each Fund may purchase "floating rate" and "variable rate" obligations.
FLOATING RATE
OBLIGATIONS pay
interest at rates
that are not fixed,
but instead vary with
changes in specified
market rates or
indexes on
pre-designated dates.


ADVANCE REFUNDED        Each Fund may invest without limit in advance refunded bonds or escrow-secured
BONDS (ALSO KNOWN AS    bonds. These bonds are generally considered to be of very high quality because of
ESCROW BONDS): In an    the escrow account which typically holds U.S. Treasuries.
advance refunding,
the issuer will use
the proceeds of a new
bond issue to
purchase high-grade
interest bearing debt
securities. These
securities are then
deposited into an
irrevocable escrow
account held by a
trustee bank to
secure all future
payments of principal
and interest on
pre-existing bonds,
which are then
considered to be
"advance refunded
bonds." These bonds
often receive the
highest rating from
S&P and Moody's.
Defeased bonds are
bonds in which the
rights of the bond
holder have been
terminated. This
typically relates to
an advance refunding.


HIGH-YIELD, HIGH-RISK   *                     Each Fund may invest up to 20% of its      Minnesota
MUNICIPAL BONDS:                              net assets                                 High-Yield
Municipal debt                                in high-yield, high-risk fixed-income      Municipal Bond
obligations rated                             securities This limit applies to the       Fund will invest
lower than investment                         combined value of a Fund's holdings in     at least 65% of
grade by an NRSRO or,                         lower-rated bonds and its holding of       its total assets
if unrated, of                                derivative tax-exempt securities, such     in medium- and
comparable quality.                           as inverse floaters.The Funds will not     lower-rated, high-
These securities are                          invest in securities that are rated        yield securities.
often referred to as                          lower than B by S&P or similarly rated     In doing so, the
"junk bonds" and are                          by another rating agency. The Funds will   Fund may offer
considered to be of                           not invest in unrated bonds that are       higher income
poor standing and                             considered to be of a quality lower than   potential, but is
predominantly                                 B.                                         also subject to
speculative.                                                                             greater risk,
                                                                                         including price
                                                                                         volatility during
                                                                                         periods of
                                                                                         adverse economic
                                                                                         conditions.
                                                                                         The Fund may
                                                                                         also experience
                                                                                         a higher
                                                                                         incidence
                                                                                         of credit problems.



-------------------------------------------------------------------------------------------------------
SECURITIES                                                 HOW WE USE THEM
-------------------------------------------------------------------------------------------------------
                               INSURED
                             SINGLE-STATE         SINGLE-STATE           TAX-FREE             MINNESOTA
                           TAX-EXEMPT FUNDS     TAX-EXEMPT FUNDS         MINNESOTA           HIGH-YIELD
                             (AZ, FL, MN,         (CA, CO, ID,         INTERMEDIATE           MUNICIPAL
                               MO, OR)               MN, NY)               FUND               BOND FUND
                        --------------------   ------------------    ----------------    -----------------
ILLIQUID SECURITIES     Each Fund may invest up to 15% of its net assets in illiquid securities.
are securities that
do not have a ready
market, and cannot be
easily sold, within
seven days, at
approximately the
price that the Fund
has valued them.


REPURCHASE AGREEMENTS   Typically, the Funds use repurchase agreements as a short-term investment for their
are agreements          cash position. The Funds may not enter into repurchase agreements that represent
between a buyer of      more than 10% of total assets of a Fund except when investing for defensive
securities, such as a   purposes during periods of adverse market conditions. The Funds will only enter
Fund, and a seller of   into repurchase agreements in which the collateral is comprised of U.S.
securities in which     government securities.
the seller agrees to
buy the securities
back within a
specified time at the
same price the buyer
paid for them, plus
an amount equal to an
agreed upon interest
rate. Repurchase
agreements are often
viewed as equivalent
to cash.


REVERSE REPURCHASE      *                     TAX-FREE ARIZONA INSURED FUND, TAX-FREE CALIFORNIA FUND,
AGREEMENTS are the                            TAX-FREE FLORIDA INSURED FUND, TAX-FREE IDAHO FUND, MINNESOTA
same as repurchase                            HIGH-YIELD MUNICIPAL BOND FUND AND TAX-FREE NEW YORK FUND may
agreements except                             invest up to 10% of their total assets in reverse repurchase
that a fund would act                         agreements. This may be preferable to a regular sale and
as the seller and                             later repurchase of securities because it avoids certain
agree to buy back the                         market risk and transaction costs. However, these may be used
securities at the                             as a form of leveraging which may exaggerate any increases or
same price the buyer                          decreases in each Fund's net asset value. Because we limit
paid for them, plus                           the use of this speculative technique to 10% of a Fund's
an agreed upon                                total assets, we believe we can use it to facilitate a Fund's
interest rate.                                ability to provide current income while reducing the
                                              potential risk that leveraging can have on a Fund's principal.

                                              Funds that are not listed above may not use reverse
                                              repurchase agreements.

* This is not a principal strategy for the Funds.

The Funds may also invest in other securities including, options, futures and restricted securities. Please see the Statement of Additional Information (SAI) for additional descriptions on these securities as well as those listed in the table above.

DOWNGRADED QUALITY RATINGS The credit quality restrictions described above for each Fund apply only at the time of purchase. The Funds may continue to hold a security whose quality rating has been lowered or in the case of an unrated bond, after we have changed our assessment of its credit quality. However, no Fund (except Minnesota High-Yield Municipal Bond Fund) may have more than 5% of its assets invested in securities that have been downgraded to a rating lower than the lowest rating permitted for that Fund. The Insured Funds may invest up to 35% of their respective total assets in securities that have been downgraded to AA or Aa since each Fund initially purchased them. Minnesota High-Yield Municipal Bond Fund may retain securities that are downgraded after purchase.

BORROWING MONEY Each Fund is permitted to borrow money from banks but normally does not do so. As a temporary measure for extraordinary purposes or to meet redemption requests, each Fund may borrow up to 20% (10% for Tax-Free Colorado
Fund) of the value of its net assets. Each Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in a Fund being unable to meet its investment objective.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Each Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery up to 45 days later. There is no percentage limit on the amount of each Fund's total assets which may be invested in securities issued in this manner. Each Fund will designate cash or securities in amounts sufficient to cover obligations and will value the designated assets daily.

TEMPORARY DEFENSIVE POSITIONS During times of adverse market conditions when we believe a more defensive posture is warranted, each Fund may temporarily select investments other than those that are its primary focus and may also invest without regard to its stated maturity strategy. To the extent that a Fund does this, it may not be able to meet its investment objectives.

CONCENTRATION Depending on the supply of available bonds and how those bonds suit our investment needs, each Fund may concentrate its investments (investing more than 25% of total assets) in a particular segment of the bond market such as the housing, health care and/or utility industries. Each Fund may also invest more than 25% of total assets in industrial development bonds. Tax-Free California Fund, Tax-Free Idaho Fund, Minnesota High-Yield Municipal Bond Fund and Tax-Free New York Fund may also concentrate investments in transportation, education and/or industrial obligations.

PORTFOLIO TURNOVER Under normal circumstances, we expect that each Fund's annual portfolio turnover will not exceed 100%. A high rate of portfolio turnover in any year may increase transaction costs for investors and may affect each Fund's performance.



       THE RISKS OF  Investing in any mutual fund involves risk, including the risk that you may receive
   INVESTING IN THE  little or no return on your investment, and the risk that you may lose part or all of
              FUNDS  the money you invest. Before you invest in a Fund, you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment in any of the municipal bond funds to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the chief risks you assume when investing in these Funds. Please see the SAI for further discussion of these risks and other risks not discussed here.



-------------------------------------------------------------------------------------------------------
RISKS                                               HOW WE STRIVE TO MANAGE THEM
-------------------------------------------------------------------------------------------------------
                              INSURED
                            SINGLE-STATE         SINGLE-STATE            TAX-FREE             MINNESOTA
                          TAX-EXEMPT FUNDS     TAX-EXEMPT FUNDS         MINNESOTA            HIGH-YIELD
                            (AZ, FL, MN,         (CA, CO, ID,          INTERMEDIATE           MUNICIPAL
                              MO, OR)               MN, NY)                FUND               BOND FUND
                        --------------------   ------------------    ----------------    -----------------
INTEREST RATE RISK:     Interest rate risk is generally the most significant risk for these funds.
is the risk that
securities,             Because interest rate movements can be unpredictable, we do not try to increase
particularly bonds      return by aggressively capitalizing on interest rate moves. We do attempt to manage
with longer             the duration of a Fund in order to take advantage of our market outlook, especially
maturities, will        on a longer term basis.
decrease in value if
interest rates rise.


MARKET RISK: is the     We maintain a long-term investment approach and focus on bonds we believe will
risk that all or a      provide a steady income stream regardless of interim market fluctuations. We do not
majority of the         try to predict overall market movements we generally do not trade for short-term
securities in a         purposes.
certain market -- like
the stock or bond
market -- will decline
in value because of
economic conditions,
future expectations
or investor
confidence.

INDUSTRY AND SECURITY   We spread each Fund's assets across different types of municipal bonds and among
RISK: is the risk       bonds representing different industries and regions within a state. We also follow
that the value of       a rigorous selection process before choosing securities for the portfolios. Each
securities in a         Fund may concentrate its investments (investing 25% or more of total assets) in a
particular industry     particular segment of the bond market such as the housing, health care and/or
will decline because    utility industries. Each Fund may also invest 25% or more of total assets in
of changing             industrial development bonds. We will generally concentrate our investments in a
expectations for the    particular sector when the supply of bonds in other sectors does not suit our
performance of that     investment needs. This will expose a Fund to greater industry and security risk.
industry.

Securities risk is
the risk that the
value of an
individual security
will decline because
of changing
expectations for the
performance of the
individual issuer of
the security.
                        The Insured Funds     TAX-FREE ARIZONA                           Minnesota
                        may be less subject   INSURED FUND,                              High-Yield
                        to industry and       TAX-FREE                                   Municipal Bond
                        security risk         CALIFORNIA FUND,                           Fund may also
                        because payment of    TAX-FREE FLORIDA                           concentrate its
                        interest and          INSURED FUND,                              investments in
                        principal on the      TAX-FREE IDAHO                             transportation,
                        bonds in these        FUND AND TAX-FREE                          education and/or
                        portfolios are        NEW YORK FUND may                          industrial
                        insured,              also concentrate                           obligations.
                        potentially           their investments
                        reducing the effect   in transportation,
                        that changing         education and/or
                        expectations might    industrial
                        have on an            obligations.
                        individual bond.

36


-------------------------------------------------------------------------------------------------------
RISKS                                               HOW WE STRIVE TO MANAGE THEM
-------------------------------------------------------------------------------------------------------
                              INSURED
                            SINGLE-STATE         SINGLE-STATE            TAX-FREE             MINNESOTA
                          TAX-EXEMPT FUNDS     TAX-EXEMPT FUNDS         MINNESOTA            HIGH-YIELD
                            (AZ, FL, MN,         (CA, CO, ID,          INTERMEDIATE           MUNICIPAL
                              MO, OR)               MN, NY)                FUND               BOND FUND
                        --------------------   ------------------    ----------------    -----------------
CREDIT RISK: is the     The Insured Funds     We conduct careful credit analysis of      Minnesota
possibility that a      are less affected     individual bonds; we focus on high         High-Yield
bond's issuer (or an    by credit risk        quality bonds and limit our holdings of    Municipal Bond
entity that insures     because the bonds     bonds rated below investment grade. We     Fund is subject to
the bond) will be       in the portfolios     also hold a number of different bonds      significant credit
unable to make timely   are insured. This     in each portfolio. All of this is          risk due to its
payments of interest    insurance is          designed to help reduce credit risk.       investment in
and principal.          designed to                                                      lower quality,
                        minimize credit                                                  high-yielding
In the case of          risks to the Funds,                                              bonds. This risk
municipal bonds,        by increasing the                                                is described more
issuers may be          likelihood that the                                              fully below.
affected by poor        Funds would still
economic conditions     receive payment
in their states.        even if an issuer
                        defaulted.


HIGH-YIELD, HIGH-RISK   The Insured Funds     We limit the amount of each portfolio      Minnesota
MUNICIPAL BONDS:        may not invest in     which may be invested in lower quality,    High-Yield
Investing in            high-yield            higher yielding bonds.                     Municipal Bond
so-called "junk"        municipal bonds and                                              Fund invests
bonds entails the       therefore are not                                                primarily in
risk of principal       subject to this                                                  high-yield bonds,
loss, which may be      risk.                                                            making this a
greater than the risk                                                                    significant risk
involved in                                                                              for the Fund. In
investment grade                                                                         striving to manage
bonds. High-yield                                                                        this risk, we hold
bonds are sometimes                                                                      a number of
issued by                                                                                different bonds
municipalities with                                                                      representing a
lesser financial                                                                         variety of
strength and                                                                             industries and
therefore less                                                                           municipal
ability to make                                                                          projects, seeking
projected debt                                                                           to minimize the
payments on the bonds.                                                                   effect that any one
                                                                                         bond may have on
Some analysts believe                                                                    the Fund.
a protracted economic
downturn would
adversely affect the
value of outstanding
bonds and the ability
of high-yield issuers
to repay principal
and interest. In
particular, for a
high-yield revenue
bond, adverse
economic conditions
to the particular
project or industry
which backs the bond
would pose a
significant risk.



-------------------------------------------------------------------------------------------------------
RISKS                                               HOW WE STRIVE TO MANAGE THEM
-------------------------------------------------------------------------------------------------------
                              INSURED
                            SINGLE-STATE         SINGLE-STATE            TAX-FREE             MINNESOTA
                          TAX-EXEMPT FUNDS     TAX-EXEMPT FUNDS         MINNESOTA            HIGH-YIELD
                            (AZ, FL, MN,         (CA, CO, ID,          INTERMEDIATE           MUNICIPAL
                              MO, OR)               MN, NY)                FUND               BOND FUND
                        --------------------   ------------------    ----------------    -----------------
CALL RISK is the risk   We take into consideration the likelihood of prepayment when we select bonds and
that a bond issuer      when appropriate we look for bonds that have protection against early prepayment.
will prepay the bond    This may have the added benefit of improving a Fund's investment performance in a
during periods of low   declining interest rate environment.
interest rates,
forcing investors to
reinvest their money
at interest rates
that might be lower
than rates on the
called bond.


LIQUIDITY RISK is the   We limit each Fund's exposure to illiquid securities to no more than 15% of the
possibility that        Fund's net assets.
securities cannot be
readily sold, within
seven days, at
approximately the
price that a fund
values them.


NON-DIVERSIFIED FUNDS:  All Funds described in this prospectus are non-diversified funds and are subject to
Non-diversified         this risk.
investment companies
have the flexibility    Nevertheless, we typically hold securities from a variety of different issuers,
to invest as much as    representing different sectors and different types of municipal projects. We also
50% of their assets     perform extensive credit analysis on all securities. We are particularly diligent
in as few as two        in reviewing the credit status of bonds that represent a larger percentage of
issuers provided no     portfolio assets.
single issuer
accounts for more
than 25% of the
portfolio. The
remaining 50% of the
portfolio must be
diversified so that
no more than 5% of a
fund's assets is
invested in the
securities of a
single issuer.
Because a
non-diversified fund
may invest its assets
in fewer issuers, the
value of fund shares
may increase or
decrease more rapidly
than if a fund were
fully diversified. If
a fund were to invest
a large portion of
its assets in a
single issuer, the
fund could be
significantly
affected if that
issuer was unable to
satisfy its financial
obligations.



-------------------------------------------------------------------------------------------------------
RISKS                                               HOW WE STRIVE TO MANAGE THEM
-------------------------------------------------------------------------------------------------------
                              INSURED
                            SINGLE-STATE         SINGLE-STATE            TAX-FREE             MINNESOTA
                          TAX-EXEMPT FUNDS     TAX-EXEMPT FUNDS         MINNESOTA            HIGH-YIELD
                            (AZ, FL, MN,         (CA, CO, ID,          INTERMEDIATE           MUNICIPAL
                              MO, OR)               MN, NY)                FUND               BOND FUND
                        --------------------   ------------------    ----------------    -----------------
GEOGRAPHIC              Each Fund invests primarily in a specific state and may be subject to geographic
CONCENTRATION RISK is   concentration risk.
the heightened
sensitivity to          We carefully monitor the economies of each state, and in general we believe they
regional, state and     are broad enough to satisfy our investment needs. In addition, we have the
local political and     flexibility to invest in issuers in Puerto Rico,
economic conditions     the Virgin Islands and Guam whose bonds are also free of individual state income
that could adversely    taxes.
affect the holdings
in a fund. There is
also a risk that
there could be
inadequate supply of
municipal bonds in a
particular state.


ALTERNATIVE MINIMUM     Under normal circumstances, each Fund may invest up to 20% of    Minnesota
TAX RISK: If a fund     its assets in bonds whose income is subject to the federal       High-Yield
invests in bonds        alternative minimum tax.                                         Municipal Bond
whose income is                                                                          Fund may invest
subject to an                                                                            without limit in
alternative minimum                                                                      bonds whose income
tax, that portion of                                                                     is subject to
the fund's                                                                               the federal
distributions would                                                                      alternative
be taxable for                                                                           minimum tax.
shareholders who are
subject to this tax.



      DISCLOSURE OF    A description of the Funds' policies and procedures with respect to the disclosure of
 PORTFOLIO HOLDINGS    each Fund's portfolio securities is available in the Funds' SAI.


WHO MANAGES THE FUNDS



INVESTMENT    The Funds are managed by Delaware Management Company, a series of
MANAGER       Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware
              Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid fees for the last fiscal year as follows:

                                 INVESTMENT MANAGEMENT FEES AS A PERCENTAGE OF AVERAGE
                                                   DAILY NET ASSETS


              Tax-Free Arizona Insured Fund   0.39%  Tax-Free Minnesota Insured Fund           0.49%*
              Tax-Free California Fund       0.33%*  Tax-Free Minnesota Intermediate Fund      0.44%*
              Tax-Free Colorado Fund         0.55%*  Minnesota High-Yield Municipal Bond Fund  0.46%*
              Tax-Free Florida Insured Fund  0.40%*  Tax-Free Missouri Insured Fund            0.48%*
              Tax-Free Idaho Fund            0.44%*  Tax-Free New York Fund                    0.09%*
              Tax-Free Minnesota Fund        0.54%*  Tax-Free Oregon Insured Fund              0.41%*

                                      *Reflects a waiver of fees by the manager.



              A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory contracts is available in the Funds' annual reports to shareholders for the period ended August 31, 2005.

PORTFOLIO     Joseph R. Baxter and Robert F. Collins have primary
MANAGERS      responsibility for making the day-to-day investment decisions for the TAX-FREE FLORIDA INSURED FUND, TAX-FREE NEW YORK FUND,
              TAX-FREE IDAHO FUND, TAX-FREE MISSOURI INSURED FUND, TAX-FREE
              OREGON INSURED FUND and each of the MINNESOTA FUNDS. Mr. Baxter and Mr. Collins assumed responsibility for these Funds on May 22, 2003 and June 25, 2004, respectively.

              Mr. Baxter and Mr. Collins also have primary responsibility for making the day-to-day investment decisions for the TAX-FREE ARIZONA INSURED FUND, TAX-FREE CALIFORNIA FUND and TAX-FREE COLORADO FUND. Mr. Baxter and Mr. Collins assumed responsibility for these Funds on April 22, 2004 and June 25, 2004, respectively.

              JOSEPH R. BAXTER, Senior Vice President/Senior Portfolio Manager, is a graduate of LaSalle University where he earned his undergraduate degree in finance and marketing. Prior to joining Delaware Investments in 1999, he held investment positions with First Union. Most recently, he served as a municipal portfolio manager for the Evergreen Funds.

              ROBERT F. COLLINS, Senior Vice President/Senior Portfolio Manager, is a graduate of Ursinus College where he earned his Bachelor of Arts degree in Economics. Prior to joining Delaware Investments in 2004, he co- managed the municipal portfolio management group within PNC Advisors, overseeing the tax- exempt investments of high-net worth and institutional accounts. Previously, Mr. Collins headed the municipal fixed-income team at Wilmington Trust Company, managing funds and high-net worth accounts. Mr. Collins is a CFA Charterholder and a former president of the Financial Analysts of Wilmington.

              The SAI for the Funds provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of other securities in the Funds.

Who's who? This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.

                                 [CHART OMITTED]

                                          Board of Trustees
Investment manager                                                       Custodian
Delaware Management Company                                              Mellon Bank, N.A.
2005 Market Street                                                       One Mellon Center
Philadelphia, PA 19103-7094                   The Fund                   Pittsburgh, PA 15258

                         Distributor                         Service Agent
                         Delaware Distributors, L.P.         Delaware Service Company, Inc.
                         2005 Market Street                  2005 Market Street
                         Philadelphia, PA 19103-7094         Philadelphia, PA 19103-7094

                         Financial intermediary wholesaler
                         Lincoln Financial Distributors, Inc.
                         2001 Market Street
                         Philadelphia, PA 19103-7055

Portfolio managers
(see page 40 for details)                  Financial advisors
                                              Shareholders

             BOARD OF TRUSTEES A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. However, the Funds rely on certain exemptive rules adopted by the SEC that require their Board of Trustees to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

              INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

              PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day to day basis.

              CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

              DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD rules governing mutual fund sales practices.

              FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual agreement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of fund shares through broker/ dealers, financial advisors and other financial intermediaries.

              SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

              FINANCIAL ADVISORS Financial advisors provide advice to their clients -- analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/ dealers who have entered into selling and/or service arrangements with the Distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, 12b-1 fees and/or service fees deducted from the fund's assets.

              SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

INVESTING     You can choose from a number of share classes for each Fund.
IN THE FUNDS  Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

              CHOOSING A SHARE CLASS

CLASS         o Class A shares have an up-front sales charge of up to 4.50% that
A you pay when you buy the shares. Class A shares of Tax-Free Minnesota Intermediate Fund have an up front sales charge of up to 2.75%.

              o If you invest $100,000 or more, your front end sales charge will be reduced.

              o You may qualify for other reductions in sales charges and under certain circumstances the sales charge may be waived, as described in "How to reduce your sales charge" below.

              o Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% of average daily net assets, which is lower than the 12b 1 fee for Class B and Class C shares. See "Dealer compensation" below.

              o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

CLASS A       The table below details your sales charges on purchases of Class A
SALES         shares. The offering price for Class A shares includes the front-
CHARGES       end sales charge. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge as a percentage of the net amount invested will vary depending on the amount invested, rounding and the then-current net asset value.

                         TAX-FREE FUNDS, INSURED FUNDS, MINNESOTA
                              HIGH-YIELD MUNICIPAL BOND FUND                  TAX-FREE MINNESOTA INTERMEDIATE FUND

                                      SALES CHARGE AS %   SALES CHARGE AS %  SALES CHARGE AS %   SALES CHARGE AS %
              AMOUNT OF PURCHASE      OF OFFERING PRICE  OF AMOUNT INVESTED  OF OFFERING PRICE  OF AMOUNT INVESTED
              ----------------------------------------------------------------------------------------------------

              Up to $99,999                       4.50%               5.13%              2.75%               3.23%
              $100,000 -- $249,999                3.50%               4.00%              2.00%               2.44%
              $250,000 -- $499,999                2.50%               3.00%              1.00%               1.34%
              $500,000 -- $999,999                2.00%               2.44%              1.00%               1.34%
              Amount over $1 million               none                none               none                none



              As shown above, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge, unless a specific waiver of the charge applies, of 1% if you redeem shares of the Tax-Free Funds, Insured Funds or Minnesota High-Yield Municipal Bond Fund within the first year and 0.50% if you redeem shares within the second year; and of 0.75% if you redeem shares of the Tax-Free Minnesota Intermediate Fund within the first year. See "Dealer compensation" on page 44 for a description of the amount of dealer commission that is paid.

CLASS         o Class B shares have no up front sales charge, so the full
B amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years (three years for Tax-Free Minnesota Intermediate Fund) after you buy them.

              o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter. For Tax-Free Minnesota Intermediate Fund, the contingent deferred sales charge is 2.00% during the first year, 1.00% during the second and third years and 0% thereafter.

              o In determining whether the contingent deferred sales charge applies to a redemption of Class B shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six year period. For further information on how the contingent deferred sales charge is determined, please see "Calculation of Contingent Deferred Sales Charges -- Class B and Class C" below.

              o Under certain circumstances the contingent deferred sales charge may be waived; please see the SAI for further information.

              o For approximately eight years (five years for Tax-Free
                Minnesota Intermediate Fund) after you buy your Class B shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

              o Because of the higher 12b-1 fee, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

              o Approximately eight years (five years for Tax-Free Minnesota
                Intermediate Fund) after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.25%. Conversion may occur as late as three months after, as applicable, the eighth or fifth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

              o You may purchase only up to $100,000 of Class B shares at any one time.

CLASS         o Class C shares have no up front sales charge, so the full
C amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1.00% if you redeem your shares within 12 months after you buy them.

              o In determining whether the contingent deferred sales charge applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the contingent deferred sales charge is determined, please see "Calculation of Contingent Deferred Sales Charges -- Class B and Class C" below.

              o Under certain circumstances the contingent deferred sales charge may be waived; please see the SAI for further information.

              o Class C shares are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

              o Because of the higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

              o Unlike Class B shares, Class C shares do not automatically convert to another class.

              o You may purchase any amount less than $1,000,000 of Class C shares at any one time.

              Each share class of the Funds has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

              CALCULATION OF CONTINGENT DEFERRED SALES CHARGES -- CLASS B AND CLASS C

              Contingent deferred sales charges (CDSC) are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments Fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

DEALER        Your financial advisor who sells you shares of a Fund may be
COMPENSATION  eligible to receive the following amounts as compensation for your investment in a Fund. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

                              TAX-FREE FUNDS, INSURED
                                 FUNDS, MINNESOTA             TAX-FREE MINNESOTA
                               HIGH-YIELD BOND FUND            INTERMEDIATE FUND

                            CLASS A(1) CLASS B(2)  CLASS C(3)  CLASS A(1)  CLASS B(2)  CLASS C(3)

COMMISSION (%)                   --      4.00%       1.00%          --       2.00%       1.00%
Investment up to $99,999      4.00%         --          --       2.35%          --          --
$100,000 to $249,999          3.00%         --          --       1.75%          --          --
$250,000 to $499,999          2.00%         --          --       0.75%          --          --
$500,000 to $999,999          1.60%         --          --       0.75%          --          --
$1,000,000 to $4,999,999      1.00%         --          --       0.75%          --          --
$5,000,000 to $24,999,999     0.50%         --          --       0.50%          --          --
$25,000,000 and more          0.25%         --          --       0.25%          --          --
12B-1 FEE TO DEALER           0.25%      0.25%       1.00%      0.25%       0.15%       1.00%

(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.25% of the 12b-1 fee applicable to Class A shares. The maximum 12b-1 fee applicable to Class A Shares of Tax-Free Minnesota Intermediate Fund is 0.25%, however the Distributor has contracted to limit this amount to 0.15% through December 31, 2006.

(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00% (2.00% for Tax-Free Minnesota Intermediate
    Fund). Your securities dealer also may be eligible to receive a 12b-1 fee of up to 0.25% (0.15% for Tax-Free Minnesota Intermediate Fund) from the date of purchase. After approximately eight years (five years for Tax-Free Minnesota Intermediate Fund), Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.25% 12b-1 fee applicable to Class A.

(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.

HOW TO REDUCE YOUR   We offer a number of ways to reduce or eliminate the sales
SALES CHARGE         charge on shares. Please refer to the SAI for detailed
                     information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information (such as your Delaware Investments fund holdings and the names of qualifying family members and their holdings) to your financial advisor or the Fund in order to qualify for a reduction in sales charges.

                                                                                            SHARE CLASS
PROGRAM                 HOW IT WORKS                               A                      B                       C
LETTER OF INTENT        Through a Letter of Intent you agree to    X                      Although the Letter of Intent and Rights
                        invest a certain amount in Delaware                               of Accumulation do not apply to the
                        Investments Funds (except Money                                   purchase of Class B and Class C Shares,
                        Market Funds with no sales charge) over                           you can combine your purchase of Class A
                        a 13-Month Period to qualify for reduced                          Shares with your purchase of Class B and
                        Front-End sales charges.                                          Class C Shares to fulfill your Letter of
                                                                                          Intent.

RIGHTS OF ACCUMULATION  You can combine your holdings or           X
                        purchases of all Funds in the Delaware
                        Investments Family (except Money
                        Market Funds with no sales charge) as
                        well as the holdings and purchases of
                        your Spouse and Children under 21 to
                        qualify for reduced Front-End
                        sales charges.

REINVESTMENT OF         Up to 12 months after you redeem           For Class A, you will  For Class B, your       Not available.
REDEEMED SHARES         shares, you can reinvest the proceeds      not have to pay an     account will be
                        without paying a sales charge as noted to  additional Front-      credited with the
                        the right.                                 End sales charge.      contingent deferred
                                                                                          sales charge you
                                                                                          previously paid on
                                                                                          the amount you are
                                                                                          reinvesting. Your
                                                                                          schedule for
                                                                                          contingent deferred
                                                                                          sales charges and
                                                                                          conversion to Class
                                                                                          A will not start over
                                                                                          again; it will pick up
                                                                                          from the point at
                                                                                          which you redeemed
                                                                                          your shares.


HOW TO BUY SHARES  GRAPHIC OMITTED  THROUGH YOUR FINANCIAL ADVISOR

                                    Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

                   GRAPHIC OMITTED  BY MAIL

                                    Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005
                                    Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application with your check.

                   GRAPHIC OMITTED  BY WIRE

                                    Ask your bank to wire the amount you want to invest to Bank of New York, ABA
                                    #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 523-1918 so we can assign you an account number.

                   GRAPHIC OMITTED  BY EXCHANGE

                                    You may exchange all or part of your investment in one or more Delaware
                                    Investments Funds for shares of other Delaware Investments Funds. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the
                                    Shareholder Service Center at 800 523-1918.

                   GRAPHIC OMITTED  THROUGH AUTOMATED SHAREHOLDER SERVICES

                                    You may purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder
                                    Service Center at 800 523-1918.

                   Once you have completed an application, you can generally open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares under the Uniform Gifts to Minors Act or the Uniform Transfers to
                   Minors Act, or through an Automatic Investing Plan, the minimum initial purchase is $250, and you can make additional investments of only $25.


HOW TO BUY SHARES    The price you pay for shares will depend on when we
(continued)          receive your purchase order. If we or an authorized agent
                     receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern Time, you will pay that day's closing share price which is based on the Fund's net asset value (NAV).
                     If your order is received after the close of regular trading on the NYSE, you will pay the next business day's price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

                     We determine the NAV per share for each class of each Fund at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of each Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. We price any fixed income securities that have a maturity of less than 60 days at amortized cost. For all other securities we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION       When a Fund uses fair value pricing, it may take into
                     account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S.
                     sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

                     The Funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

                     Subject to the Board's oversight, the Funds' Board has delegated responsibility for valuing the Funds' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board.

HOW TO REDEEM SHARES  GRAPHIC OMITTED  THROUGH YOUR FINANCIAL ADVISOR

                                       Your financial advisor can handle all the details of redeeming your shares
                                       (selling them back to a Fund). Your financial advisor may charge a separate fee for this service.

                      GRAPHIC OMITTED  BY MAIL

                                       You may redeem your shares (sell them back to a Fund) by mail by writing to:
                                       Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All
                                       owners of the account must sign the request. For redemptions of more than
                                       $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

                      GRAPHIC OMITTED  BY TELEPHONE

                                       You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

                      GRAPHIC OMITTED  BY WIRE

                                       You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

                      GRAPHIC OMITTED  THROUGH AUTOMATED SHAREHOLDER SERVICES

                                       You may redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.


HOW TO REDEEM        If you hold your shares in certificates, you must submit
SHARES               the certificates with your request to sell the shares. We
(continued)          recommend that you send your certificates by certified
                     mail.

                     When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

                     If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares -- not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

ACCOUNT MINIMUMS     If you redeem shares and your account balance falls below
                     a Fund's required account minimum of $1,000 ($250 for Uniform Gifts to Minors Act or Uniform Transfers to Minors
                     Act accounts or accounts with automatic investing plans) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance, If your account does not reach the minimum balance, a Fund may redeem your account after 60 days' written notice to you.

SPECIAL SERVICES To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

     -----------------------------------------------------------------------------------------------------
                 AUTOMATIC  The Automatic Investing Plan allows you to make regular monthly investments directly from your checking account.

            INVESTING PLAN  With Direct Deposit you can make additional investments through payroll
            DIRECT DEPOSIT  deductions, recurring government or private payments such as Social
                            Security or direct transfers from your bank account.

     ONLINE ACCOUNT ACCESS  Online Account Access is a password-protected area of the Delaware
                            Investments' internet Web site that gives you access to your account information and allows you to perform transactions in a secure internet environment.

       ELECTRONIC DELIVERY  With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure internet environment at any time, from anywhere.

     WEALTH BUILDER OPTION  With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments Funds.
                            Wealth Builder exchanges are subject to the same rules as regular exchanges
                            (see below) and require a minimum monthly exchange of $100 per fund.

                  DIVIDEND  Through our Dividend Reinvestment Plan, you can have your distributions
         REINVESTMENT PLAN  reinvested in your account or the same share class in another fund in the
                            Delaware Investments family. The shares that you purchase through the
                            Dividend Reinvestment Plan are not subject to a front end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

                 EXCHANGES  You may exchange all or part of your shares, normally for shares of the same class in another Delaware Investments Fund without paying a front end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for similar shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request, if in the investment manager's judgment, a Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected.


SPECIAL SERVICES
    (continued)

                     ---------------------------------------------------------------------------------------------------
                              MONEYLINE(SM)  Through our MoneyLine(SM) On Demand Service, you or your financial
                          ON DEMAND SERVICE  advisor may transfer money between your Fund account and your predesignated bank account by telephone request. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware
                                             Investments does not charge a fee for this service; however, your bank may assess one.

                                  MONEYLINE  Through our MoneyLine Direct Deposit Service you can have $25 or more
                     DIRECT DEPOSIT SERVICE  in dividends and distributions deposited directly to your bank account.
                                             Delaware Investments does not charge a fee for this service; however, your bank may assess one.

                                 SYSTEMATIC  Through our Systematic Withdrawal Plan you can arrange a regular
                            WITHDRAWAL PLAN  monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our
                                             MoneyLine Direct Deposit Service.

                                             The applicable limited contingent deferred sales charge for Class A shares and the contingent deferred sales charge for Class B and C shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic
                                             Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan.

FREQUENT TRADING OF  The Funds discourage purchases by market timers
        FUND SHARES  and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Funds' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Funds and their shareholders, such as market timing. The Funds will consider anyone who follows a pattern of market timing in any Delaware Investments Fund or Optimum Fund Trust Fund to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

                     Market timing of a Fund occurs when investors make consecutive, rapid, short-term "roundtrips" -- that is, purchases into a Fund followed quickly by redemptions out of that Fund. A short-term roundtrip is any redemption of Fund shares within 20 business days of a purchase of that Fund's shares. If you make a second such short-term roundtrip in a Fund within the same calendar quarter of a previous short-term roundtrip in that Fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Funds reserve the right to consider other trading patterns to be market timing.

                     Your ability to use the Funds' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Funds' market timing policy are not necessarily deemed accepted by the Funds and may be cancelled or revoked by the Funds on the next business day following receipt by the Funds.



FREQUENT TRADING OF  Redemptions will continue to be permitted in accordance
        FUND SHARES  with the Funds' current Prospectus. A redemption of shares
        (continued)  under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

                     The Funds reserve the right to modify this policy at any time without notice, including modifications to the Funds' monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Funds' shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Funds' market timing policy does not require a Fund to take action in response to frequent trading activity. If a Fund elects not to take any action in response to frequent trading, such frequent trading and market timing activity could continue.

                     RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders.
                     Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund's performance if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

                     A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the fund calculates its NAV (typically, 4:00 p.m. Eastern
                     Time). Developments that occur between the closing of the foreign market and the fund's NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

                     Any fund that invests in securities that are thinly traded, traded in frequently or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

                     TRANSACTION MONITORING PROCEDURES The Funds, through their transfer agent, maintain surveillance procedures designed to detect excessive or short-term trading in Fund shares.
                     This monitoring process involves several factors, which include scrutinizing transactions in fund shares for violations of the Funds' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, a Fund may consider trading activity by multiple accounts under common ownership, control or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre- established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

FREQUENT TRADING OF  Omnibus account arrangements are common forms of holding
        FUND SHARES  shares of the Funds, particularly among certain
        (continued)  brokers/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds will attempt to apply their monitoring procedures to these omnibus accounts and to the individual participants in such accounts. In an effort to discourage market timers in such accounts, the Funds may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account's authorization to purchase Fund shares.

                     LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING.
                     Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect market timing in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect market timing attributable to a particular investor who effects purchase, redemption and/or exchange activity in Fund shares through omnibus accounts.
                     The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

         DIVIDENDS,  DIVIDENDS AND DISTRIBUTIONS. Each Fund has each elected, or
 DISTRIBUTIONS. AND  intends to elect, to be treated as a regulated investment
              TAXES company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare all its net investment income, if any, daily and distribute to shareholders as dividends monthly. Each Fund will also distribute any net realized capital gains annually, typically in December. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

                     ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. If a Fund later determines that the information reported to shareholders for a year was incorrect, the Fund may be required to provide shareholders with an amended information statement (Form 1099-DIV) for such year. This might cause shareholders that had filed a U.S. federal income tax return for that year to have to amend their return and pay additional tax and interest on any underpayment for such year.

                     AVOID "BUYING A DIVIDEND. If you invest in a Fund shortly before the record date of a capital gain dividend, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

                     You may receive three different types of distributions from the Fund, including exempt-interest dividends, taxable income dividends and capital gain distributions. This is true whether you reinvest your distributions in additional
                     Fund shares or receive them in cash.

                     EXEMPT- INTEREST DIVIDENDS. Most Fund distributions consist of exempt- interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax.
                     Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are also exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax- free. Because of these tax exemptions, a tax- free fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in a Fund.

                     Exempt- interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.

               TAXABLE INCOME DIVIDENDS. Each Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. A Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividend income subject to reduced rates of taxation for individuals.

               CAPITAL GAIN DISTRIBUTIONS. Each Fund also may realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions are taxable to you as long-term capital gains no matter how long you have owned your shares.

               BACKUP WITHHOLDING. If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of taxable income, capital gains or proceeds from the redemption of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

               SALES OR EXCHANGES OF FUND SHARES. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Investments Fund is the same as a sale.

               OTHER. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

               The following discussion relates to certain state tax consequences of investing in each of the Funds described in this Prospectus. The information is current as of the date of this Prospectus. Distributions from the Funds including exempt interest dividends and capital gains distributions may be subject to tax in states other than the one cited in each Fund's name. We do not intend this information to replace careful tax planning and we encourage you to consult your tax advisor regarding your own tax situation.

               You may exclude any exempt interest dividends paid to you by the Tax-Free Arizona Insured Fund from your Arizona taxable income if they can be excluded from your gross income for federal income tax purposes and if they are derived from interest on:

               o obligations of the State of Arizona and its political subdivisions; or

               o qualifying obligations of United States territories and possessions that are exempt from state taxation under federal law.

   ARIZONA     You may exclude dividends derived from interest on these
     STATE     securities to the same extent as if you held these securities
  TAXATION     directly rather than investing in them through a mutual fund.

CALIFORNIA     You may exclude dividends paid to you by the Tax-Free California
     STATE     Fund from your taxable income for purposes of the California
  TAXATION     personal income tax, if:

               o   you are an individual; and

               o your Fund properly identifies the dividends as California exempt-interest dividends in a written notice mailed to you.

               The portion of the Tax-Free California Fund's dividends that are designated as California exempt-interest dividends may not exceed the amount of interest (minus certain non deductible expenses) the Fund receives, during its taxable year, on obligations that pay tax exempt-interest if held by an individual.

               The Tax-Free California Fund may designate dividends as exempt from California income tax, only if:

               o it qualifies as a regulated investment company under the Internal Revenue Code; and

               o at the close of each quarter of its taxable year, at least 50 percent of the value of its total assets consists of obligations the interest on which is exempt from taxation by the State of California when held by an individual.

               Distributions from the Tax-Free California Fund, including exempt-interest dividends, may be taxable to shareholders that are subject to certain provisions of the California Corporation Tax Law.

   COLORADO    You may exclude any exempt interest dividends paid to you by the
      STATE    Tax-Free Colorado Fund from your Colorado taxable income if they
   TAXATION    can be excluded from your gross income for federal income tax purposes and if they are attributable to interest on:

               o obligations of the State of Colorado or its political subdivisions which are issued on or after May 1, 1980;

               o obligations of the State of Colorado or its political subdivisions which were issued before May 1, 1980, to the extent that such interest is specifically exempt from income taxation under the Colorado state laws authorizing the issuance of such obligations; and

               o qualifying obligations of United States territories and possessions that are exempt from state taxation under federal law.

    FLORIDA    Florida does not currently impose an income tax on individuals.
      STATE    Florida does, however, impose a tax on intangible personal
   TAXATION    property held by individuals as of the first day of each
               calendar year. Under interpretations promulgated by the Florida
               Department of Revenue, shares in the Tax-Free Florida Insured
               Fund are not subject to the intangible property tax so long as, on the last business day of preceding calendar year, at least
               90% of the net asset value of the assets of the Tax-Free Florida
               Insured Fund consists of:

               o   qualifying  obligations  of   the  United  States   and  U.S.
                   territories and possessions that are exempt from state taxation under federal law; or

               o obligations of the State of Florida and its municipalities, counties and other taxing districts; or

               o   other assets exempt from the Florida intangible property tax.

               If more than 10% of the net asset value of the assets of the Tax-Free Florida Insured Fund consists of any other types of assets that are not exempt from the Florida intangible property tax on that date, then the entire value of the shares in the Tax-Free Florida Insured Fund is subject to the intangible property tax (except that the portion attributable to U.S. government obligations may be exempt from the tax). If the Fund was to invest in non- exempt securities, the Tax-Free Florida Insured Fund may have to sell non exempt assets held in its portfolio during the year and reinvest the proceeds in exempt assets prior to December 31. If the Fund was to do so, transaction costs involved in repositioning the portfolio's assets would likely reduce the Fund's investment return and might, in extraordinary circumstances, eliminate any investment gains the Fund had achieved by investing in non-exempt assets during the year.

               Florida does impose an income tax on corporations and certain other entities. Distributions from the Tax-Free Florida Insured Fund may be subject to this tax.

IDAHO STATE    According to a ruling which Tax-Free Idaho Fund received from the
   TAXATION    Idaho Department of Revenue, dated December 13, 1994, any
               exempt-interest dividends paid to you by the Tax-Free Idaho Fund are not subject to the Idaho personal income tax as long as the dividends are attributable to:

               o interest earned on bonds issued by the State of Idaho, its cities and political subdivisions; or

               o   interest  earned  on  qualifying  obligations   of  the  U.S.
                   government or its territories and possessions that are exempt from state taxation under federal law.

   MINNESOTA   Individuals, estates and trusts may exclude from their Minnesota
       STATE   taxable net income the portion of exempt interest dividends that
    TAXATION   is excluded from gross income for federal income tax purposes and that is derived from tax-exempt interest on obligations of Minnesota and its political subdivisions as long as the following condition is met:

               o interest income from tax-exempt obligations of Minnesota and its political subdivisions must represent 95% of the total exempt interest dividends paid to shareholders by the Fund.

               Exempt interest dividends that are excluded from Minnesota taxable net income but that are subject to the federal alternative minimum tax, are also subject to the Minnesota alternative minimum tax on individuals, estates and trusts. Corporations that receive distributions from the Minnesota Funds, including exempt-interest dividends, may be subject to the Minnesota income tax imposed on corporations.

    MISSOURI   Individuals, trusts, estates and certain corporations may
       STATE   exclude any exempt-interest dividends paid by the Tax-Free
    TAXATION   Missouri Insured Fund from their taxable income for Missouri income tax purposes if the dividends can be excluded from gross income for federal income tax purposes and if the dividends are attributable to interest on:

               o obligations of the State of Missouri or any of its political subdivisions or authorities; or

               o qualifying obligations of possessions of the United States that are exempt from state taxation under federal law.

               Tax Free Missouri Insured Fund must identify the source of such dividends in an annual notice mailed to shareholders.

               Distributions from (or the value of) the Tax-Free Missouri Insured Fund, including exempt-interest dividends, may be subject to the franchise taxes imposed on banking institutions, credit institutions, credit unions and savings and loan associations when received (or held) by shareholders subject to such taxes.

    NEW YORK   You may exclude any exempt-interest dividends paid to you by the
   STATE AND   Tax-Free New York Fund from your taxable income for purposes of
        CITY   the New York state income taxes and the New York City income tax
    TAXATION   on resident individuals, estates and trusts, if they can be excluded from your gross income for federal income tax purposes and if they are attributable to interest on:

               o obligations of the State of New York or its political subdivisions;

               o qualifying obligations of possessions of the United States that are exempt from state taxation under federal law.

               Dividends from (or the value of) the Tax-Free New York Fund, including exempt-interest dividends, may be taken into account in determining the New York State and New York City income and franchise taxes on business corporations, banking corporations and insurance companies when paid to (or held by) shareholders subject to such taxes.

OREGON STATE   You may exclude any exempt-interest dividends paid to you by the
    TAXATION   Tax-Free Oregon Insured Fund from your taxable income for
               purposes of the income tax imposed by the State of Oregon on individuals, if the dividends can be excluded from gross income for federal income tax purposes and if they are attributable to interest on:

               o   obligations  of  the  State   of  Oregon  or   its  political
                   subdivisions; or

               o qualifying obligations of possessions of the United States that are exempt from state taxation under federal law.

               Distributions from the Tax-Free Oregon Insured Fund, including exempt-interest dividends, may be subject to the Oregon Corporate Excise Tax or Corporate Income Tax when paid to shareholders subject to such taxes.

               THIS DISCUSSION OF "DIVIDENDS, DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN A FUND.
56

       CERTAIN MANAGER OF MANAGERS STRUCTURE
    MANAGEMENT At a shareholder meeting held on March 23, 2005 (or as CONSIDERATIONS adjourned), the Funds' shareholders approved a "manager of managers" structure that would permit Delaware Management Company to appoint and replace sub-advisors, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements with respect to the Funds, subject to Board approval but without shareholder approval (the "Manager of Managers Structure"). While Delaware Management Company does not currently expect to use the Manager of Managers Structure with respect to the Funds, Delaware Management Company may, in the future, recommend to the Funds' Boards the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of a Fund's portfolio if it believes that doing so would be likely to enhance the Fund's performance by introducing a different investment style or focus.

               The ability to implement the Manager of Managers Structure with respect to the Funds is contingent upon the receipt of an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") or the adoption of a rule by the SEC authorizing the implementation of the Manager of Managers Structure. The use of the Manager of Managers Structure with respect to the Funds may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Funds' application for an exemptive order or adopt such a rule.

               The Manager of Managers Structure would enable the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The Manager of Managers Structure would not permit investment management fees paid by a Fund to be increased without shareholder approval or change Delaware Management Company's responsibilities to the Fund, including Delaware Management Company's responsibility for all advisory services furnished by a sub-advisor.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES are intended to help you understand the Funds' financial performance. All "per share" information reflects financial results for a single Fund share. The information has been audited by Ernst & Young LLP, whose reports, along with the Funds' financial statements, are included in the Funds' annual reports, which are available upon request by calling 800 523-1918.

                              INCOME (LOSS) FROM
                                  INVESTMENT                                                                       RATIOS
                                  OPERATIONS               LESS DIVIDENDS AND DISTRIBUTIONS                          AND
                                                                                                             SUPPLEMENTAL DATA
                      ----------------------------------  ----------------------------------                      --------
                                                 NET
                                               REALIZED                                                       NET    RATIO OF
                         NET                     AND                  DISTRIBUTIONS    NET                  ASSETS   EXPENSES
                        ASSET                 UNREALIZED   DIVIDENDS     FROM NET     ASSET                 END OF      TO
                        VALUE,       NET         GAIN      FROM NET      REALIZED     VALUE,                PERIOD    AVERAGE
                      BEGINNING  INVESTMENT   (LOSS) ON   INVESTMENT     GAIN ON      END OF    TOTAL       (000       NET
                      OF PERIOD    INCOME    INVESTMENTS    INCOME     INVESTMENTS    PERIOD  RETURN(1)    OMITTED)   ASSETS
                      ---------  ----------  -----------  ----------  -------------  -------  --------     --------  --------


DELAWARE TAX-FREE ARIZONA INSURED FUND
 Class A -- 8/31/05     $11.410       0.468        0.174      (0.468)        (0.024) $11.560     5.74%(2)  $134,874     0.80%
 Class A -- 8/31/04      11.160       0.469        0.308      (0.469)        (0.058)  11.410     7.09%      122,436     0.90%
 Class A -- 8/31/03      11.530       0.502       (0.253)     (0.502)        (0.117)  11.160     2.17%(2)   129,683     0.86%
 Class A -- 8/31/02(3)   11.500       0.510        0.100      (0.510)        (0.070)  11.530     5.54%      141,424     0.90%
 Class A -- 8/31/01      11.040       0.521        0.460      (0.521)           ---   11.500     9.12%(2)   141,298     0.95%
 Class B -- 8/31/05     $11.420       0.382        0.174      (0.382)        (0.024) $11.570     4.95%(2)   $19,005     1.55%
 Class B -- 8/31/04      11.170       0.384        0.308      (0.384)        (0.058)  11.420     6.28%       13,355     1.65%
 Class B -- 8/31/03      11.540       0.416       (0.253)     (0.416)        (0.117)  11.170     1.41%(2)    14,666     1.61%
 Class B -- 8/31/02(3)   11.500       0.426        0.110      (0.426)        (0.070)  11.540     4.83%       13,678     1.65%
 Class B -- 8/31/01      11.040       0.437        0.460      (0.437)           ---   11.500     8.31%(2)     8,864     1.70%
 Class C -- 8/31/05     $11.430       0.382        0.174      (0.382)        (0.024) $11.580     4.94%(2)    $8,591     1.55%
 Class C -- 8/31/04      11.180       0.384        0.308      (0.384)        (0.058)  11.430     6.27%        6,651     1.65%
 Class C -- 8/31/03      11.550       0.415       (0.253)     (0.415)        (0.117)  11.180     1.40%(2)     8,544     1.61%
 Class C -- 8/31/02(3)   11.520       0.426        0.100      (0.426)        (0.070)  11.550     4.73%        8,115     1.65%
 Class C -- 8/31/01      11.040       0.438        0.480      (0.438)           ---   11.520     8.50%(2)     3,230     1.70%
DELAWARE TAX-FREE CALIFORNIA FUND
 Class A -- 8/31/05     $11.110       0.462        0.380      (0.462)           ---  $11.490     7.72%(2)   $60,744     0.84%
 Class A -- 8/31/04      10.750       0.518        0.360      (0.518)           ---   11.110     8.34%(2)    24,797     0.50%
 Class A -- 8/31/03      11.010       0.537       (0.260)     (0.537)           ---   10.750     2.51%(2)    22,169     0.50%
 Class A -- 8/31/02(3)   10.950       0.546        0.060      (0.546)           ---   11.010     5.77%(2)    23,462     0.50%
 Class A -- 8/31/01      10.430       0.538        0.520      (0.538)           ---   10.950    10.43%(2)    24,925     0.50%
 Class B -- 8/31/05     $11.160       0.377        0.370      (0.377)           ---  $11.530     6.80%(2)   $18,254     1.59%
 Class B -- 8/31/04      10.790       0.436        0.370      (0.436)           ---   11.160     7.60%(2)    14,530     1.25%
 Class B -- 8/31/03      11.050       0.453       (0.260)     (0.453)           ---   10.790     1.73%(2)    16,165     1.25%
 Class B -- 8/31/02(3)   10.990       0.465        0.060      (0.465)           ---   11.050     4.95%(2)    15,105     1.25%
 Class B -- 8/31/01      10.460       0.459        0.530      (0.459)           ---   10.990     9.58%(2)    14,792     1.25%
 Class C -- 8/31/05     $11.130       0.377        0.370      (0.377)           ---  $11.500     6.81%(2)    $9,756     1.59%
 Class C -- 8/31/04      10.760       0.436        0.370      (0.436)           ---   11.130     7.62%(2)     5,595     1.25%
 Class C -- 8/31/03      11.020       0.454       (0.260)     (0.454)           ---   10.760     1.74%(2)     7,013     1.25%
 Class C -- 8/31/02(3)   10.970       0.465        0.050      (0.465)           ---   11.020     4.86%(2)     7,357     1.25%
 Class C -- 8/31/01      10.440       0.459        0.530      (0.459)           ---   10.970     9.70%(2)     6,227     1.25%
DELAWARE TAX-FREE COLORADO FUND
 Class A -- 8/31/05     $11.070       0.495        0.130      (0.495)           ---  $11.200     5.78%     $270,149     0.94%
 Class A -- 8/31/04      10.830       0.510        0.240      (0.510)           ---   11.070     7.04%      276,534     0.95%
 Class A -- 8/31/03      11.080       0.527       (0.250)     (0.527)           ---   10.830     2.52%      299,528     0.99%
 Class A -- 8/31/02(3)   11.120       0.532       (0.040)     (0.532)           ---   11.080     4.60%      314,695     0.95%
 Class A -- 8/31/01      10.630       0.549        0.490      (0.549)           ---   11.120    10.05%      318,550     1.00%
 Class B -- 8/31/05     $11.080       0.412        0.120      (0.412)           ---  $11.200     4.89%      $10,370     1.69%
 Class B -- 8/31/04      10.830       0.427        0.250      (0.427)           ---   11.080     6.34%       12,411     1.70%
 Class B -- 8/31/03      11.090       0.444       (0.260)     (0.444)           ---   10.830     1.66%       13,108     1.74%
 Class B -- 8/31/02(3)   11.120       0.450       (0.030)     (0.450)           ---   11.090     3.92%       14,843     1.70%
 Class B -- 8/31/01      10.630       0.468        0.490      (0.468)           ---   11.120     9.24%       14,330     1.75%
 Class C -- 8/31/05     $11.090       0.413        0.130      (0.413)           ---  $11.220     4.99%       $9,170     1.69%
 Class C -- 8/31/04      10.850       0.427        0.240      (0.427)           ---   11.090     6.23%        9,579     1.70%
 Class C -- 8/31/03      11.100       0.444       (0.250)     (0.444)           ---   10.850     1.74%        8,606     1.74%
 Class C -- 8/31/02(3)   11.130       0.450       (0.030)     (0.450)           ---   11.100     3.91%        8,074     1.70%
 Class C -- 8/31/01      10.640       0.468        0.490      (0.468)           ---   11.130     9.23%        5,617     1.75%

                                  RATIOS AND SUPPLEMENTAL DATA
                      ---------------------------------------------------
                                                   RATIO OF
                                                NET INVESTMENT
                          RATIO                    INCOME TO
                       OF EXPENSES                  AVERAGE
                       TO AVERAGE                     NET
                       NET ASSETS    RATIO OF       ASSETS
                        PRIOR TO        NET        PRIOR TO
                         EXPENSE    INVESTMENT      EXPENSE
                       LIMITATION    INCOME TO    LIMITATION
                      AND EXPENSES    AVERAGE    AND EXPENSES
                          PAID          NET          PAID       PORTFOLIO
                       INDIRECTLY     ASSETS      INDIRECTLY     TURNOVER
                      ------------  ----------  --------------  ---------


DELAWARE    TAX-FREE
ARIZONA INSURED FUND
 Class A -- 8/31/05          0.91%       4.07%           3.96%         3%
 Class A -- 8/31/04          0.90%       4.14%           4.14%        19%
 Class A -- 8/31/03          0.91%       4.37%           4.32%        29%
 Class A -- 8/31/02(3)       0.90%       4.50%           4.50%        46%
 Class A -- 8/31/01          0.97%       4.65%           4.63%        45%
 Class B -- 8/31/05          1.66%       3.32%           3.21%         3%
 Class B -- 8/31/04          1.65%       3.39%           3.39%        19%
 Class B -- 8/31/03          1.66%       3.62%           3.57%        29%
 Class B -- 8/31/02(3)       1.65%       3.75%           3.75%        46%
 Class B -- 8/31/01          1.72%       3.90%           3.88%        45%
 Class C -- 8/31/05          1.66%       3.32%           3.21%         3%
 Class C -- 8/31/04          1.65%       3.39%           3.39%        19%
 Class C -- 8/31/03          1.66%       3.62%           3.57%        29%
 Class C -- 8/31/02(3)       1.65%       3.75%           3.75%        46%
 Class C -- 8/31/01          1.72%       3.90%           3.88%        45%
DELAWARE    TAX-FREE
CALIFORNIA FUND
 Class A -- 8/31/05          1.06%       4.03%           3.81%        11%
 Class A -- 8/31/04          0.96%       4.72%           4.26%        48%
 Class A -- 8/31/03          0.93%       4.84%           4.41%        56%
 Class A -- 8/31/02(3)       0.97%       5.05%           4.58%        93%
 Class A -- 8/31/01          0.99%       5.07%           4.58%       130%
 Class B -- 8/31/05          1.81%       3.28%           3.06%        11%
 Class B -- 8/31/04          1.71%       3.97%           3.51%        48%
 Class B -- 8/31/03          1.68%       4.09%           3.66%        56%
 Class B -- 8/31/02(3)       1.72%       4.30%           3.83%        93%
 Class B -- 8/31/01          1.74%       4.32%           3.83%       130%
 Class C -- 8/31/05          1.81%       3.28%           3.06%        11%
 Class C -- 8/31/04          1.71%       3.97%           3.51%        48%
 Class C -- 8/31/03          1.68%       4.09%           3.66%        56%
 Class C -- 8/31/02(3)       1.72%       4.30%           3.83%        93%
 Class C -- 8/31/01          1.74%       4.32%           3.83%       130%
DELAWARE    TAX-FREE
COLORADO FUND
 Class A -- 8/31/05          0.94%       4.46%           4.46%         8%
 Class A -- 8/31/04          0.95%       4.63%           4.63%        13%
 Class A -- 8/31/03          0.99%       4.76%           4.76%        30%
 Class A -- 8/31/02(3)       0.95%       4.86%           4.86%        36%
 Class A -- 8/31/01          1.00%       5.09%           5.09%        64%
 Class B -- 8/31/05          1.69%       3.71%           3.71%         8%
 Class B -- 8/31/04          1.70%       3.88%           3.88%        13%
 Class B -- 8/31/03          1.74%       4.01%           4.01%        30%
 Class B -- 8/31/02(3)       1.70%       4.11%           4.11%        36%
 Class B -- 8/31/01          1.75%       4.34%           4.34%        64%
 Class C -- 8/31/05          1.69%       3.71%           3.71%         8%
 Class C -- 8/31/04          1.70%       3.88%           3.88%        13%
 Class C -- 8/31/03          1.74%       4.01%           4.01%        30%
 Class C -- 8/31/02(3)       1.70%       4.11%           4.11%        36%
 Class C -- 8/31/01          1.75%       4.34%           4.34%        64%


                              INCOME (LOSS) FROM
                                  INVESTMENT                                                                       RATIOS
                                  OPERATIONS               LESS DIVIDENDS AND DISTRIBUTIONS                          AND
                                                                                                              SUPPLEMENTAL DATA
                      ----------------------------------  ----------------------------------                      --------
                                                 NET
                                               REALIZED                                                       NET    RATIO OF
                         NET                     AND                  DISTRIBUTIONS    NET                  ASSETS   EXPENSES
                        ASSET                 UNREALIZED   DIVIDENDS     FROM NET     ASSET                 END OF      TO
                        VALUE,       NET         GAIN      FROM NET      REALIZED     VALUE,                PERIOD    AVERAGE
                      BEGINNING  INVESTMENT   (LOSS) ON   INVESTMENT     GAIN ON      END OF    TOTAL        (000       NET
                      OF PERIOD    INCOME    INVESTMENTS    INCOME     INVESTMENTS    PERIOD  RETURN(1)    OMITTED)   ASSETS
                      ---------  ----------  -----------  ----------  -------------  -------  --------     --------  --------


DELAWARE TAX-FREE FLORIDA INSURED FUND
 Class A -- 8/31/05     $11.250       0.507        0.080      (0.507)           ---  $11.330    5.32%(2)    $98,326     0.88%
 Class A -- 8/31/04      11.110       0.533        0.140      (0.533)           ---   11.250    6.15%(2)     87,591     0.90%
 Class A -- 8/31/03      11.330       0.523       (0.220)     (0.523)           ---   11.110    2.68%(2)     95,951     0.90%
 Class A -- 8/31/02(3)   11.230       0.532        0.100      (0.532)           ---   11.330    5.83%(2)    105,773     0.90%
 Class A -- 8/31/01      10.770       0.527        0.460      (0.527)           ---   11.230    9.39%(2)    107,365     0.90%
 Class B -- 8/31/05     $11.260       0.422        0.070      (0.422)           ---  $11.330    4.45%(2)     $5,532     1.63%
 Class B -- 8/31/04      11.120       0.448        0.140      (0.448)           ---   11.260    5.36%(2)      5,002     1.65%
 Class B -- 8/31/03      11.330       0.437       (0.210)     (0.437)           ---   11.120    2.00%(2)      5,800     1.65%
 Class B -- 8/31/02(3)   11.230       0.445        0.100      (0.445)           ---   11.330    5.01%(2)      5,223     1.65%
 Class B -- 8/31/01      10.770       0.443        0.460      (0.443)           ---   11.230    8.56%(2)      5,014     1.65%
 Class C -- 8/31/05     $11.260       0.422        0.070      (0.422)           ---  $11.330    4.45%(2)     $3,311     1.63%
 Class C -- 8/31/04      11.120       0.448        0.140      (0.448)           ---   11.260    5.36%(2)      1,088     1.65%
 Class C -- 8/31/03      11.330       0.437       (0.210)     (0.437)           ---   11.120    2.00%(2)        846     1.65%
 Class C -- 8/31/02(3)   11.240       0.447        0.090      (0.447)           ---   11.330    4.93%(2)        560     1.65%
 Class C -- 8/31/01      10.780       0.443        0.460      (0.443)           ---   11.240    8.45%(2)         53     1.65%
DELAWARE TAX-FREE IDAHO FUND
 Class A -- 8/31/05     $11.490       0.452        0.140      (0.452)           ---  $11.630    5.25%(2)    $60,554     0.87%
 Class A -- 8/31/04      11.140       0.478        0.353      (0.481)           ---   11.490    7.58%        55,572     0.97%
 Class A -- 8/31/03      11.320       0.497       (0.181)     (0.496)           ---   11.140    2.81%(2)     51,682     0.93%
 Class A -- 8/31/02(3)   11.260       0.522        0.059      (0.521)           ---   11.320    5.36%(2)     45,108     1.00%
 Class A -- 8/31/01      10.730       0.541        0.530      (0.541)           ---   11.260   10.24%(2)     38,228     1.00%
 Class B -- 8/31/05     $11.480       0.366        0.130      (0.366)           ---  $11.610    4.39%(2)    $10,911     1.62%
 Class B -- 8/31/04      11.130       0.393        0.353      (0.396)           ---   11.480    6.79%        13,044     1.72%
 Class B -- 8/31/03      11.310       0.412       (0.181)     (0.411)           ---   11.130    2.05%(2)     16,801     1.68%
 Class B -- 8/31/02(3)   11.250       0.439        0.059      (0.438)           ---   11.310    4.58%(2)     14,809     1.75%
 Class B -- 8/31/01      10.720       0.460        0.530      (0.460)           ---   11.250    9.43%(2)     12,366     1.75%
 Class C -- 8/31/05     $11.490       0.366        0.140      (0.366)           ---  $11.630    4.47%(2)    $15,678     1.62%
 Class C -- 8/31/04      11.130       0.393        0.362      (0.395)           ---   11.490    6.87%        15,041     1.72%
 Class C -- 8/31/03      11.310       0.413       (0.181)     (0.412)           ---   11.130    2.05%(2)     16,296     1.68%
 Class C -- 8/31/02(3)   11.250       0.439        0.059      (0.438)           ---   11.310    4.57%(2)      9,829     1.75%
 Class C -- 8/31/01      10.720       0.460        0.530      (0.460)           ---   11.250    9.43%(2)      4,931     1.75%
DELAWARE TAX-FREE MINNESOTA FUND
 Class A -- 8/31/05     $12.620       0.527        0.222      (0.526)        (0.153) $12.690    6.12%(2)   $364,491     0.93%
 Class A -- 8/31/04      12.450       0.590        0.348      (0.600)        (0.168)  12.620    7.72%       348,000     0.94%
 Class A -- 8/31/03      12.610       0.622       (0.148)     (0.625)        (0.009)  12.450    3.80%       340,029     0.97%
 Class A -- 8/31/02(3)   12.570       0.634        0.037      (0.631)           ---   12.610    5.54%       356,522     0.98%
 Class A -- 8/31/01      12.120       0.615        0.450      (0.615)           ---   12.570    9.02%       363,033     1.00%
 Class B -- 8/31/05     $12.630       0.433        0.222      (0.432)        (0.153) $12.700    5.33%(2)    $12,810     1.68%
 Class B -- 8/31/04      12.460       0.496        0.348      (0.506)        (0.168)  12.630    6.91%        14,588     1.69%
 Class B -- 8/31/03      12.620       0.529       (0.150)     (0.530)        (0.009)  12.460    3.02%        16,394     1.72%
 Class B -- 8/31/02(3)   12.580       0.540        0.037      (0.537)           ---   12.620    4.75%        17,043     1.73%
 Class B -- 8/31/01      12.120       0.523        0.460      (0.523)           ---   12.580    8.29%        15,927     1.75%
 Class C -- 8/31/05     $12.650       0.433        0.222      (0.432)        (0.153) $12.720    5.32%(2)    $13,971     1.68%
 Class C -- 8/31/04      12.480       0.495        0.348      (0.505)        (0.168)  12.650    6.90%        10,811     1.69%
 Class C -- 8/31/03      12.640       0.529       (0.151)     (0.529)        (0.009)  12.480    3.01%        10,161     1.72%
 Class C -- 8/31/02(3)   12.590       0.540        0.047      (0.537)           ---   12.640    4.82%         7,682     1.73%
 Class C -- 8/31/01      12.140       0.523        0.450      (0.523)           ---   12.590    8.20%         6,042     1.75%

                                  RATIOS AND SUPPLEMENTAL DATA
                      ---------------------------------------------------
                                                   RATIO OF
                                                NET INVESTMENT
                          RATIO                    INCOME TO
                       OF EXPENSES                  AVERAGE
                       TO AVERAGE                     NET
                       NET ASSETS    RATIO OF       ASSETS
                        PRIOR TO        NET        PRIOR TO
                         EXPENSE    INVESTMENT      EXPENSE
                       LIMITATION    INCOME TO    LIMITATION
                      AND EXPENSES    AVERAGE    AND EXPENSES
                          PAID          NET          PAID       PORTFOLIO
                       INDIRECTLY     ASSETS      INDIRECTLY     TURNOVER
                      ------------  ----------  --------------  ---------


DELAWARE    TAX-FREE
FLORIDA INSURED FUND
 Class A -- 8/31/05          0.98%       4.48%           4.38%        17%
 Class A -- 8/31/04          0.94%       4.72%           4.68%         3%
 Class A -- 8/31/03          0.94%       4.60%           4.56%        26%
 Class A -- 8/31/02(3)       0.99%       4.80%           4.71%        46%
 Class A -- 8/31/01          0.97%       4.81%           4.74%        12%
 Class B -- 8/31/05          1.73%       3.74%           3.64%        17%
 Class B -- 8/31/04          1.69%       3.97%           3.93%         3%
 Class B -- 8/31/03          1.69%       3.85%           3.81%        26%
 Class B -- 8/31/02(3)       1.74%       4.05%           3.96%        46%
 Class B -- 8/31/01          1.72%       4.06%           3.99%        12%
 Class C -- 8/31/05          1.73%       3.74%           3.64%        17%
 Class C -- 8/31/04          1.69%       3.97%           3.93%         3%
 Class C -- 8/31/03          1.69%       3.85%           3.81%        26%
 Class C -- 8/31/02(3)       1.74%       4.05%           3.96%        46%
 Class C -- 8/31/01          1.72%       4.06%           3.99%        12%
DELAWARE    TAX-FREE
IDAHO FUND
 Class A -- 8/31/05          0.98%       3.92%           3.81%        27%
 Class A -- 8/31/04          0.97%       4.21%           4.21%        13%
 Class A -- 8/31/03          1.00%       4.36%           4.29%        18%
 Class A -- 8/31/02(3)       1.03%       4.69%           4.66%        11%
 Class A -- 8/31/01          1.03%       4.94%           4.91%        14%
 Class B -- 8/31/05          1.73%       3.17%           3.06%        27%
 Class B -- 8/31/04          1.72%       3.46%           3.46%        13%
 Class B -- 8/31/03          1.75%       3.61%           3.54%        18%
 Class B -- 8/31/02(3)       1.78%       3.94%           3.91%        11%
 Class B -- 8/31/01          1.78%       4.19%           4.16%        14%
 Class C -- 8/31/05          1.73%       3.17%           3.06%        27%
 Class C -- 8/31/04          1.72%       3.46%           3.46%        13%
 Class C -- 8/31/03          1.75%       3.61%           3.54%        18%
 Class C -- 8/31/02(3)       1.78%       3.94%           3.91%        11%
 Class C -- 8/31/01          1.78%       4.19%           4.16%        14%
DELAWARE    TAX-FREE
MINNESOTA FUND
 Class A -- 8/31/05          0.94%       4.19%           4.18%        10%
 Class A -- 8/31/04          0.94%       4.68%           4.68%        25%
 Class A -- 8/31/03          0.97%       4.90%           4.90%        27%
 Class A -- 8/31/02(3)       0.98%       5.11%           5.11%        13%
 Class A -- 8/31/01          1.00%       5.00%           5.00%        10%
 Class B -- 8/31/05          1.69%       3.44%           3.43%        10%
 Class B -- 8/31/04          1.69%       3.93%           3.93%        25%
 Class B -- 8/31/03          1.72%       4.15%           4.15%        27%
 Class B -- 8/31/02(3)       1.73%       4.36%           4.36%        13%
 Class B -- 8/31/01          1.75%       4.25%           4.25%        10%
 Class C -- 8/31/05          1.69%       3.44%           3.43%        10%
 Class C -- 8/31/04          1.69%       3.93%           3.93%        25%
 Class C -- 8/31/03          1.72%       4.15%           4.15%        27%
 Class C -- 8/31/02(3)       1.73%       4.36%           4.36%        13%
 Class C -- 8/31/01          1.75%       4.25%           4.25%        10%


                              INCOME (LOSS) FROM
                                  INVESTMENT                                                                       RATIOS
                                  OPERATIONS               LESS DIVIDENDS AND DISTRIBUTIONS                          AND
                                                                                                               SUPPLEMENTAL DATA
                      ----------------------------------  ----------------------------------                      --------
                                                 NET
                                               REALIZED                                                       NET    RATIO OF
                         NET                     AND                  DISTRIBUTIONS    NET                  ASSETS   EXPENSES
                        ASSET                 UNREALIZED   DIVIDENDS     FROM NET     ASSET                 END OF      TO
                        VALUE,       NET         GAIN      FROM NET      REALIZED     VALUE,                PERIOD    AVERAGE
                      BEGINNING  INVESTMENT   (LOSS) ON   INVESTMENT     GAIN ON      END OF    TOTAL        (000       NET
                      OF PERIOD    INCOME    INVESTMENTS    INCOME     INVESTMENTS    PERIOD  RETURN(1)    OMITTED)   ASSETS
                      ---------  ----------  -----------  ----------  -------------  -------  --------     --------  --------


DELAWARE TAX-FREE MINNESOTA INSURED FUND
 Class A -- 8/31/05     $11.020       0.446        0.138      (0.445)        (0.049) $11.110     5.42%(2)  $226,671     0.89%
 Class A -- 8/31/04      10.740       0.479        0.282      (0.481)           ---   11.020     7.20%      227,018     0.89%
 Class A -- 8/31/03      10.940       0.498       (0.197)     (0.501)           ---   10.740     2.75%      231,738     0.93%
 Class A -- 8/31/02(3)   10.900       0.514        0.038      (0.512)           ---   10.940     5.25%(2)   239,763     0.96%
 Class A -- 8/31/01      10.480       0.514        0.421      (0.515)           ---   10.900     9.14%      242,716     0.90%
 Class B -- 8/31/05     $11.010       0.364        0.137      (0.362)        (0.049) $11.100     4.64%(2)   $12,337     1.64%
 Class B -- 8/31/04      10.730       0.397        0.282      (0.399)           ---   11.010     6.41%       14,317     1.64%
 Class B -- 8/31/03      10.940       0.415       (0.207)     (0.418)           ---   10.730     1.89%      15,647      1.68%
 Class B -- 8/31/02(3)   10.890       0.433        0.048      (0.431)           ---   10.940     4.56%(2)    14,341     1.71%
 Class B -- 8/31/01      10.470       0.434        0.422      (0.436)           ---   10.890     8.34%       12,732     1.65%
 Class C -- 8/31/05     $11.030       0.364        0.137      (0.362)        (0.049) $11.120     4.63%(2)   $12,269     1.64%
 Class C -- 8/31/04      10.750       0.396        0.282      (0.398)           ---   11.030     6.39%       12,028     1.64%
 Class C -- 8/31/03      10.950       0.414       (0.197)     (0.417)           ---   10.750     1.97%       11,966     1.68%
 Class C -- 8/31/02(3)   10.910       0.433        0.038      (0.431)           ---   10.950     4.46%(2)     6,083     1.71%
 Class C -- 8/31/01      10.480       0.434        0.432      (0.436)           ---   10.910     8.42%        4,265     1.65%
DELAWARE TAX-FREE MINNESOTA INTERMEDIATE FUND
 Class A -- 8/31/05     $10.890       0.407        0.120      (0.407)           ---  $11.010     4.93%(2)   $52,958     0.79%
 Class A -- 8/31/04      10.630       0.444        0.260      (0.444)           ---   10.890     6.73%(2)    57,012     0.84%
 Class A -- 8/31/03      10.720       0.469       (0.088)     (0.471)           ---   10.630     3.59%(2)    57,635     0.86%
 Class A -- 8/31/02(3)   10.580       0.512        0.138      (0.510)           ---   10.720     6.34%       51,034     0.85%
 Class A -- 8/31/01      10.350       0.526        0.230      (0.526)           ---   10.580     7.50%(2)    49,089     0.90%
 Class B -- 8/31/05     $10.920       0.314        0.120      (0.314)           ---  $11.040     4.03%(2)    $2,811     1.64%
 Class B -- 8/31/04      10.650       0.352        0.270      (0.352)           ---   10.920     5.91%(2)     3,224     1.69%
 Class B -- 8/31/03      10.740       0.377       (0.088)     (0.379)           ---   10.650     2.70%(2)     4,002     1.71%
 Class B -- 8/31/02(3)   10.600       0.423        0.137      (0.420)           ---   10.740     5.43%        2,852     1.70%
 Class B -- 8/31/01      10.370       0.438        0.232      (0.440)           ---   10.600     6.59%(2)     2,443     1.75%
 Class C -- 8/31/05     $10.910       0.314        0.120      (0.314)           ---  $11.030     4.04%(2)    $5,996     1.64%
 Class C -- 8/31/04      10.640       0.352        0.270      (0.352)           ---   10.910     5.91%(2)     7,188     1.69%
 Class C -- 8/31/03      10.730       0.377       (0.088)     (0.379)           ---   10.640     2.71%(2)     6,544     1.71%
 Class C -- 8/31/02(3)   10.590       0.423        0.137      (0.420)           ---   10.730     5.44%        4,887     1.70%
 Class C -- 8/31/01      10.360       0.437        0.233      (0.440)           ---   10.590     6.59%(2)     3,059     1.75%
DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND
 Class A -- 8/31/05     $10.240       0.469        0.372      (0.471)           ---  $10.610     8.40%(2)   $63,802     0.89%
 Class A -- 8/31/04       9.910       0.512        0.328      (0.510)           ---   10.240     8.65%(2)    42,636     0.75%
 Class A -- 8/31/03       9.950       0.550       (0.030)     (0.560)           ---    9.910     5.33%(2)    36,644     0.75%
 Class A -- 8/31/02(3)    9.900       0.586        0.056      (0.592)           ---    9.950     6.74%(2)    34,867     0.75%
 Class A -- 8/31/01       9.650       0.581        0.243      (0.574)           ---    9.900     8.84%(2)    34,615     0.75%
 Class B -- 8/31/05     $10.250       0.391        0.381      (0.392)           ---  $10.630     7.68%(2)   $10,505     1.64%
 Class B -- 8/31/04       9.930       0.435        0.318      (0.433)           ---   10.250     7.71%(2)    12,463     1.50%
 Class B -- 8/31/03       9.970       0.475       (0.030)     (0.485)           ---    9.930     4.55%(2)    12,513     1.50%
 Class B -- 8/31/02(3)    9.910       0.513        0.063      (0.516)           ---    9.970     6.03%(2)    13,379     1.50%
 Class B -- 8/31/01       9.650       0.509        0.248      (0.497)           ---    9.910     8.09%(2)    12,932     1.50%
 Class C -- 8/31/05     $10.250       0.391        0.381      (0.392)           ---  $10.630     7.68%(2)   $15,809     1.64%
 Class C -- 8/31/04       9.930       0.435        0.318      (0.433)           ---   10.250     7.71%(2)    11,435     1.50%
 Class C -- 8/31/03       9.970       0.475       (0.030)     (0.485)           ---    9.930     4.54%(2)    10,754     1.50%
 Class C -- 8/31/02(3)    9.910       0.513        0.063      (0.516)           ---    9.970     6.03%(2)     7,840     1.50%
 Class C -- 8/31/01       9.650       0.509        0.248      (0.497)           ---    9.910     8.09%(2)     6,807     1.50%

                                  RATIOS AND SUPPLEMENTAL DATA
                      ---------------------------------------------------
                                                   RATIO OF
                                                NET INVESTMENT
                          RATIO                    INCOME TO
                       OF EXPENSES                  AVERAGE
                       TO AVERAGE                     NET
                       NET ASSETS    RATIO OF       ASSETS
                        PRIOR TO        NET        PRIOR TO
                         EXPENSE    INVESTMENT      EXPENSE
                       LIMITATION    INCOME TO    LIMITATION
                      AND EXPENSES    AVERAGE    AND EXPENSES
                          PAID          NET          PAID       PORTFOLIO
                       INDIRECTLY     ASSETS      INDIRECTLY     TURNOVER
                      ------------  ----------  --------------  ---------


DELAWARE    TAX-FREE
MINNESOTA    INSURED
FUND
 Class A -- 8/31/05          0.90%       4.05%           4.04%        10%
 Class A -- 8/31/04          0.89%       4.37%           4.37%        15%
 Class A -- 8/31/03          0.93%       4.52%           4.52%        30%
 Class A -- 8/31/02(3)       0.96%       4.78%           4.78%        15%
 Class A -- 8/31/01          0.90%       4.82%           4.82%         7%
 Class B -- 8/31/05          1.65%       3.30%           3.29%        10%
 Class B -- 8/31/04          1.64%       3.62%           3.62%        15%
 Class B -- 8/31/03          1.68%       3.77%           3.77%        30%
 Class B -- 8/31/02(3)       1.71%       4.03%           4.03%        15%
 Class B -- 8/31/01          1.65%       4.07%           4.07%         7%
 Class C -- 8/31/05          1.65%       3.30%           3.29%        10%
 Class C -- 8/31/04          1.64%       3.62%           3.62%        15%
 Class C -- 8/31/03          1.68%       3.77%           3.77%        30%
 Class C -- 8/31/02(3)       1.71%       4.03%           4.03%        15%
 Class C -- 8/31/01          1.65%       4.07%           4.07%         7%
DELAWARE    TAX-FREE
MINNESOTA
INTERMEDIATE FUND
 Class A -- 8/31/05          0.95%       3.72%           3.56%        25%
 Class A -- 8/31/04          0.95%       4.10%           3.99%        30%
 Class A -- 8/31/03          0.96%       4.32%           4.22%        23%
 Class A -- 8/31/02(3)       0.85%       4.86%           4.86%        35%
 Class A -- 8/31/01          0.93%       5.04%           5.01%        24%
 Class B -- 8/31/05          1.70%       2.87%           2.81%        25%
 Class B -- 8/31/04          1.70%       3.25%           3.24%        30%
 Class B -- 8/31/03          1.73%       3.47%           3.45%        23%
 Class B -- 8/31/02(3)       1.70%       4.01%           4.01%        35%
 Class B -- 8/31/01          1.78%       4.19%           4.16%        24%
 Class C -- 8/31/05          1.70%       2.87%           2.81%        25%
 Class C -- 8/31/04          1.70%       3.25%           3.24%        30%
 Class C -- 8/31/03          1.73%       3.47%           3.45%        23%
 Class C -- 8/31/02(3)       1.70%       4.01%           4.01%        35%
 Class C -- 8/31/01          1.78%       4.19%           4.16%        24%
DELAWARE   MINNESOTA
HIGH-YIELD MUNICIPAL
BOND FUND
 Class A -- 8/31/05          0.98%       4.50%           4.41%         3%
 Class A -- 8/31/04          1.00%       5.03%           4.78%        24%
 Class A -- 8/31/03          1.04%       5.48%           5.19%        32%
 Class A -- 8/31/02(3)       1.01%       5.98%           5.72%        33%
 Class A -- 8/31/01          0.94%       6.01%           5.82%        13%
 Class B -- 8/31/05          1.73%       3.75%           3.66%         3%
 Class B -- 8/31/04          1.75%       4.28%           4.03%        24%
 Class B -- 8/31/03          1.79%       4.73%           4.44%        32%
 Class B -- 8/31/02(3)       1.76%       5.23%           4.97%        33%
 Class B -- 8/31/01          1.69%       5.26%           5.07%        13%
 Class C -- 8/31/05          1.73%       3.75%           3.66%         3%
 Class C -- 8/31/04          1.75%       4.28%           4.03%        24%
 Class C -- 8/31/03          1.79%       4.73%           4.44%        32%
 Class C -- 8/31/02(3)       1.76%       5.23%           4.97%        33%
 Class C -- 8/31/01          1.69%       5.26%           5.07%        13%


                              INCOME (LOSS) FROM
                                  INVESTMENT                                                                        RATIOS
                                  OPERATIONS               LESS DIVIDENDS AND DISTRIBUTIONS                           AND
                                                                                                                SUPPLEMENTAL DATA
                      ----------------------------------  ----------------------------------                         --------
                                                 NET
                                               REALIZED                                                      NET     RATIO OF
                         NET                     AND                  DISTRIBUTIONS    NET                  ASSETS   EXPENSES
                        ASSET                 UNREALIZED   DIVIDENDS     FROM NET     ASSET                 END OF      TO
                        VALUE,       NET         GAIN      FROM NET      REALIZED     VALUE,                PERIOD   AVERAGE
                      BEGINNING  INVESTMENT   (LOSS) ON   INVESTMENT     GAIN ON      END OF    TOTAL        (000       NET
                      OF PERIOD    INCOME    INVESTMENTS    INCOME     INVESTMENTS    PERIOD  RETURN(1)    OMITTED)   ASSETS
                      ---------  ----------  -----------  ----------  -------------  -------  --------     --------  --------


DELAWARE TAX-FREE MISSOURI INSURED FUND
 Class A -- 8/31/05     $10.700       0.442        0.110      (0.442)           ---  $10.810     5.27%(2)   $46,182     0.93%
 Class A -- 8/31/04      10.640       0.464        0.065      (0.469)           ---   10.700     5.06%       45,745     0.94%
 Class A -- 8/31/03      10.810       0.469       (0.172)     (0.467)           ---   10.640     2.75%       44,026     0.98%
 Class A -- 8/31/02(3)   10.740       0.489        0.068      (0.487)           ---   10.810     5.38%       42,610     0.97%
 Class A -- 8/31/01      10.340       0.497        0.400      (0.497)           ---   10.740     8.89%       40,349     0.95%
 Class B -- 8/31/05     $10.690       0.363        0.110      (0.363)           ---  $10.800     4.50%(2)    $3,099     1.68%
 Class B -- 8/31/04      10.640       0.385        0.054      (0.389)           ---   10.690     4.19%        4,903     1.69%
 Class B -- 8/31/03      10.810       0.387       (0.172)     (0.385)           ---   10.640     1.99%        7,406     1.73%
 Class B -- 8/31/02(3)   10.730       0.410        0.078      (0.408)           ---   10.810     4.70%        9,264     1.72%
 Class B -- 8/31/01      10.340       0.418        0.390      (0.418)           ---   10.730     7.98%        9,693     1.70%
 Class C -- 8/31/05     $10.710       0.361        0.110      (0.361)           ---  $10.820     4.48%(2)    $1,391     1.68%
 Class C -- 8/31/04      10.660       0.384        0.054      (0.388)           ---   10.710     4.17%        1,257     1.69%
 Class C -- 8/31/03      10.820       0.387       (0.162)     (0.385)           ---   10.660     2.08%        1,257     1.73%
 Class C -- 8/31/02(3)   10.740       0.410        0.078      (0.408)           ---   10.820     4.68%        1,241     1.72%
 Class C -- 8/31/01      10.350       0.418        0.390      (0.418)           ---   10.740     7.97%          626     1.70%
DELAWARE TAX-FREE NEW YORK FUND
 Class A -- 8/31/05     $10.470       0.453        0.230      (0.453)           ---  $10.700     6.65%(2)   $13,153     0.66%
 Class A -- 8/31/04      10.220       0.479        0.250      (0.479)           ---   10.470     7.26%(2)    11,523     0.50%
 Class A -- 8/31/03      10.340       0.484       (0.120)     (0.484)           ---   10.220     3.56%(2)    11,436    0.50%4
 Class A -- 8/31/02(3)   10.350       0.503       (0.010)     (0.503)           ---   10.340     4.98%(2)     9,490    0.50%4
 Class A -- 8/31/01       9.820       0.523        0.530      (0.523)           ---   10.350    11.03%(2)    10,169     0.50%
 Class B -- 8/31/05     $10.450       0.374        0.220      (0.374)           ---  $10.670     5.77%(2)    $3,023     1.41%
 Class B -- 8/31/04      10.200       0.401        0.250      (0.401)           ---   10.450     6.47%(2)     2,858     1.25%
 Class B -- 8/31/03      10.330       0.406       (0.130)     (0.406)           ---   10.200     2.69%(2)     3,238    1.25%4
 Class B -- 8/31/02(3)   10.330       0.426          ---      (0.426)           ---   10.330     4.30%(2)     3,352    1.25%4
 Class B -- 8/31/01       9.810       0.448        0.520      (0.448)           ---   10.330    10.12%(2)     2,507     1.25%
 Class C -- 8/31/05     $10.450       0.376        0.220      (0.376)           ---  $10.670     5.80%(2)      $866     1.41%
 Class C -- 8/31/04      10.200       0.401        0.250      (0.401)           ---   10.450     6.47%(2)     2,329     1.25%
 Class C -- 8/31/03      10.320       0.406       (0.120)     (0.406)           ---   10.200     2.79%(2)     2,828    1.25%4
 Class C -- 8/31/02(3)   10.330       0.426       (0.010)     (0.426)           ---   10.320     4.20%(2)     1,115    1.25%4
 Class C -- 8/31/01       9.800       0.449        0.530      (0.449)           ---   10.330    10.23%(2)     1,206     1.25%
DELAWARE TAX-FREE OREGON INSURED FUND
 Class A -- 8/31/05     $10.540       0.417        0.110      (0.417)           ---  $10.650     5.09%(2)   $34,029     0.87%
 Class A -- 8/31/04      10.380       0.453        0.163      (0.456)           ---   10.540     6.04%(2)    30,817     0.85%
 Class A -- 8/31/03      10.530       0.461       (0.151)     (0.460)           ---   10.380     2.97%(2)    29,410     0.84%
 Class A -- 8/31/02(3)   10.450       0.467        0.079      (0.466)           ---   10.530     5.41%(2)    25,082     0.85%
 Class A -- 8/31/01       9.910       0.465        0.540      (0.465)           ---   10.450    10.39%(2)    22,973     0.85%
 Class B -- 8/31/05     $10.550       0.338        0.110      (0.338)           ---  $10.660     4.31%(2)    $6,889     1.62%
 Class B -- 8/31/04      10.390       0.374        0.163      (0.377)           ---   10.550     5.24%(2)     7,878     1.60%
 Class B -- 8/31/03      10.540       0.382       (0.151)     (0.381)           ---   10.390     2.20%(2)     8,750     1.59%
 Class B -- 8/31/02(3)   10.450       0.390        0.089      (0.389)           ---   10.540     4.73%(2)     8,489     1.60%
 Class B -- 8/31/01       9.910       0.389        0.540      (0.389)           ---   10.450     9.57%(2)     7,928     1.60%
 Class C -- 8/31/05     $10.570       0.337        0.110      (0.337)           ---  $10.680     4.30%(2)    $6,656     1.62%
 Class C -- 8/31/04      10.400       0.374        0.173      (0.377)           ---   10.570     5.33%(2)     6,344     1.60%
 Class C -- 8/31/03      10.550       0.381       (0.151)     (0.380)           ---   10.400     2.19%(2)     5,395     1.59%
 Class C -- 8/31/02(3)   10.470       0.389        0.079      (0.388)           ---   10.550     4.62%(2)     3,253     1.60%
 Class C -- 8/31/01       9.920       0.388        0.550      (0.388)           ---   10.470     9.66%(2)     1,820     1.60%

                                  RATIOS AND SUPPLEMENTAL DATA
                      ---------------------------------------------------
                                                   RATIO OF
                                                NET INVESTMENT
                          RATIO                    INCOME TO
                       OF EXPENSES                  AVERAGE
                       TO AVERAGE                     NET
                       NET ASSETS    RATIO OF       ASSETS
                        PRIOR TO        NET        PRIOR TO
                         EXPENSE    INVESTMENT      EXPENSE
                       LIMITATION    INCOME TO    LIMITATION
                      AND EXPENSES    AVERAGE    AND EXPENSES
                          PAID          NET          PAID       PORTFOLIO
                       INDIRECTLY     ASSETS      INDIRECTLY     TURNOVER
                      ------------  ----------  --------------  ---------


DELAWARE    TAX-FREE
MISSOURI     INSURED
FUND
 Class A -- 8/31/05          0.95%       4.14%           4.12%        21%
 Class A -- 8/31/04          0.94%       4.33%           4.33%        20%
 Class A -- 8/31/03          0.98%       4.31%           4.31%        31%
 Class A -- 8/31/02(3)       0.97%       4.61%           4.61%        23%
 Class A -- 8/31/01          0.95%       4.74%           4.74%        14%
 Class B -- 8/31/05          1.70%       3.39%           3.37%        21%
 Class B -- 8/31/04          1.69%       3.58%           3.58%        20%
 Class B -- 8/31/03          1.73%       3.56%           3.56%        31%
 Class B -- 8/31/02(3)       1.72%       3.86%           3.86%        23%
 Class B -- 8/31/01          1.70%       3.99%           3.99%        14%
 Class C -- 8/31/05          1.70%       3.39%           3.37%        21%
 Class C -- 8/31/04          1.69%       3.58%           3.58%        20%
 Class C -- 8/31/03          1.73%       3.56%           3.56%        31%
 Class C -- 8/31/02(3)       1.72%       3.86%           3.86%        23%
 Class C -- 8/31/01          1.70%       3.99%           3.99%        14%
DELAWARE    TAX-FREE
NEW YORK FUND
 Class A -- 8/31/05          1.12%       4.29%           3.83%        13%
 Class A -- 8/31/04          1.02%       4.60%           4.08%        26%
 Class A -- 8/31/03          1.05%       4.65%           4.10%        64%
 Class A -- 8/31/02(3)       1.15%       4.98%           4.33%        43%
 Class A -- 8/31/01          1.02%       5.23%           4.71%        27%
 Class B -- 8/31/05          1.87%       3.54%           3.08%        13%
 Class B -- 8/31/04          1.77%       3.85%           3.33%        26%
 Class B -- 8/31/03          1.80%       3.90%           3.35%        64%
 Class B -- 8/31/02(3)       1.90%       4.23%           3.58%        43%
 Class B -- 8/31/01          1.77%       4.48%           3.96%        27%
 Class C -- 8/31/05          1.87%       3.54%           3.08%        13%
 Class C -- 8/31/04          1.77%       3.85%           3.33%        26%
 Class C -- 8/31/03          1.80%       3.90%           3.35%        64%
 Class C -- 8/31/02(3)       1.90%       4.23%           3.58%        43%
 Class C -- 8/31/01          1.77%       4.48%           3.96%        27%
DELAWARE    TAX-FREE
OREGON INSURED FUND
 Class A -- 8/31/05          0.96%       3.94%           3.85%        14%
 Class A -- 8/31/04          0.90%       4.30%           4.25%        16%
 Class A -- 8/31/03          0.96%       4.35%           4.23%        16%
 Class A -- 8/31/02(3)       1.00%       4.52%           4.37%        20%
 Class A -- 8/31/01          0.99%       4.59%           4.45%        28%
 Class B -- 8/31/05          1.71%       3.19%           3.10%        14%
 Class B -- 8/31/04          1.65%       3.55%           3.50%        16%
 Class B -- 8/31/03          1.71%       3.60%           3.48%        16%
 Class B -- 8/31/02(3)       1.75%       3.77%           3.62%        20%
 Class B -- 8/31/01          1.74%       3.84%           3.70%        28%
 Class C -- 8/31/05          1.71%       3.19%           3.10%        14%
 Class C -- 8/31/04          1.65%       3.55%           3.50%        16%
 Class C -- 8/31/03          1.71%       3.60%           3.48%        16%
 Class C -- 8/31/02(3)       1.75%       3.77%           3.62%        20%
 Class C -- 8/31/01          1.74%       3.84%           3.70%        28%


NOTES TO FINANCIAL HIGHLIGHTS

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(2) Total return reflects the expense limitations in effect for the Fund. Performance would have been lower had the expense limitations not been in effect.

(3) As required, effective September 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was as follows:

                                                                INCREASE (DECREASE)
                                                   ---------------------------------------------
                                                       NET      NET REALIZED      RATIO OF NET
                                                   INVESTMENT  AND UNREALIZED      INVESTMENT
                                                     INCOME      GAIN (LOSS)   INCOME TO AVERAGE
                                                    PER SHARE     PER SHARE        NET ASSETS

Delaware Tax-Free Arizona Insured Fund                    ---             ---                ---
Delaware Tax-Free California Fund                         ---             ---                ---
Delaware Tax-Free Colorado Fund                           ---             ---                ---
Delaware Tax-Free Florida Insured Fund                    ---             ---                ---
Delaware Tax-Free Idaho Fund                           $0.001         ($0.001)             0.01%
Delaware Tax-Free Minnesota Fund                       $0.003         ($0.003)             0.03%
Delaware Tax-Free Minnesota Insured Fund               $0.002         ($0.002)             0.02%
Delaware Tax-Free Minnesota Intermediate Fund             ---             ---                ---
Delaware Minnesota High-Yield Municipal Bond Fund      $0.001         ($0.001)             0.01%
Delaware Tax-Free Missouri Insured Fund                $0.002         ($0.002)             0.02%
Delaware Tax-Free New York Fund                           ---             ---                ---
Delaware Tax-Free Oregon Insured Fund                  $0.001         ($0.001)             0.01%


Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(4) Ratio for the years ended August 31, 2003 and 2002 including fee paid indirectly in accordance with Securities and Exchange Commission rules was 0.51%, 1.26% and 1.26% for Class A, Class B and Class C, respectively.

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME
Net investment income includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS)
A realized gain on investments occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain, if any, that we pay to shareholders would be listed under "Less dividends and distributions -- Distributions from net realized gain on investments."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights tables, we include applicable fee waivers, exclude front end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of a fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders and similar expenses.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income by average net assets.

PORTFOLIO TURNOVER
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction cost and tax liability for investors and may affect a fund's performance.

FUND SYMBOLS

                                                            SYMBOLS                    CUSIP NUMBERS
                                                   -------------------------  -------------------------------
                                                   CLASS A  CLASS B  CLASS C    CLASS A    CLASS B    CLASS C
                                                   -------  -------  -------  ---------  ---------  ---------

Delaware Tax-Free Arizona Insured Fund             VAZIX    DVABX    DVACX    928916204  928928639  928916501
Delaware Tax-Free California Fund                  DVTAX    DVTFX    DVFTX    928928829  928928811  928928795
Delaware Tax-Free Colorado Fund                    VCTFX    DVBTX    DVCTX    928920107  928928787  92907R101
Delaware Tax-Free Florida Insured Fund             VFLIX    DVDBX      ---    24610R102  24610R300  24610R706
Delaware Tax-Free Idaho Fund                       VIDAX    DVTIX    DVICX    928928704  928928746  928928803
Delaware Tax-Free Minnesota Fund                   DEFFX    DMOBX    DMOCX    928918101  928928696  928918408
Delaware Tax-Free Minnesota Insured Fund           MNINX    DVMBX    DVMCX    928916105  928928563  928916600
Delaware Tax-Free Minnesota Intermediate Fund      DXCCX    DVSBX    DVSCX    928930106  928928399  928930205
Delaware Minnesota High-Yield Municipal Bond Fund  DVMHX    DVMYX    DVMMX    928928316  928928290  928928282
Delaware Tax-Free Missouri Insured Fund            VMOIX    DVTBX    DVTCX    24610R201  24610R409  24610R805
Delaware Tax-Free New York Fund                    FTNYX    DVTNX    DVFNX    928928274  928928266  928928258
Delaware Tax-Free Oregon Insured Fund              VORIX    DVYBX    DVYCX    24610R508  24610R607  24610R888


GLOSSARY



HOW TO USE      This glossary includes definitions of investment terms, many of
THIS GLOSSARY   which are used throughout the Prospectus.If you would like to know the meaning of an investment term that is not explained in the text, please check the glossary.

                ---------------------------------------------------------------

                ALTERNATIVE MINIMUM TAX
                A federal tax designed to ensure that individuals and corporations with large incomes owe at least some income tax.

                AMORTIZED COST
                Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is amortized equally over the time remaining until maturity.

                AVERAGE MATURITY
                An average of when the individual bonds and other debt securities held in a portfolio will mature.

                BOND
                A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

                BOND RATINGS
                Independent evaluations of creditworthiness, ranging from Aaa/ AAA (highest quality) to D (lowest quality). Bonds rated Baa/ BBB or better are considered investment grade. Bonds rated Ba/ BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

                CAPITAL
                The amount of money you invest.

                CAPITAL APPRECIATION
                An increase in the value of an investment.

                CAPITAL GAINS DISTRIBUTIONS
                Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

                COMMISSION
                The fee an investor pays to a financial advisor for advice and help in buying or selling mutual funds, stocks, bonds or other securities.

                COMPOUNDING
                Earnings on an investment's previous earnings.

                CONSUMER PRICE INDEX (CPI)
                Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

                CONTINGENT DEFERRED SALES CHARGE (CDSC)
                Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

                CORPORATE BOND
                A debt security issued by a corporation. See Bond.

                DEPRECIATION
                A decline in an investment's value.

                DIVERSIFICATION
                The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

                DIVIDEND DISTRIBUTION
                Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

                DURATION
                A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

                EXPENSE RATIO
                A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

                FINANCIAL ADVISOR
                Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

                FIXED-INCOME SECURITIES
                With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

                INFLATION
                The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

                INVESTMENT GOAL
                The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

                LEHMAN BROTHERS FIVE-YEAR MUNICIPAL BOND INDEX
                Lehman Brothers Five-Year Municipal Bond Index is an index based on municipal bonds having an approximate maturity of 5 years.

                LEHMAN BROTHERS MUNICIPAL BOND INDEX
                The Lehman Brothers Municipal Bond Index is an index that includes approximately 15,000 bonds. To be included in the index, a municipal bond must meet the following criteria: a minimum credit rating of at least Baa; has been part of a deal of at least $50 million; has been issued within the last five years, and has a maturity of at least two years. Bonds subject to the alternative minimum tax are excluded. Bonds with floating or zero coupons are also excluded.

                MANAGEMENT FEE
                The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

                MARKET CAPITALIZATION
                The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

                MATURITY
                The length of time until a bond issuer must repay the underlying loan principal to bondholders.

                NASD
                The National Association of Securities Dealers, Inc., which is responsible for regulating the securities industry.

                NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION (NRSRO) A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

                NET ASSETS
                The total value of all of the assets in a fund's portfolio, less any liabilities.

                PRINCIPAL
                Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

                PROSPECTUS
                The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

                REDEEM
                To cash in your shares by selling them back to the mutual fund.

                RISK
                Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

                SALES CHARGE
                A commission that is charged on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate financial advisors for advice and service provided.

                SEC (SECURITIES AND EXCHANGE COMMISSION)
                Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

                SHARE CLASSES
                Different classifications of shares. Mutual fund share classes offer a variety of sales charge choices.

                SIGNATURE GUARANTEE
                Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Signature guarantees can be provided by members of the STAMP program.

                STANDARD DEVIATION
                A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

                STATEMENT OF ADDITIONAL INFORMATION (SAI)
                A document that provides more information about a fund's organization, management, investments, policies and risks.

                TOTAL RETURN
                An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

                UNIFORM GIFTS TO MINORS ACT AND UNIFORM TRANSFERS TO MINORS ACT Federal and state laws that provide special tax advantages and a simple way to transfer property to a minor.

                VOLATILITY
                The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

ADDITIONAL INFORMATION

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE in the Funds' annual and semiannual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the period covered by the reports. You can find more information about the Funds in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in these Funds, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll free 800 523-1918. The Funds' SAI and annual and semiannual reports to shareholders are also available, free of charge, through the Funds' internet Web site (www.delawareinvestments.com). You may also obtain additional information about the Funds from your financial advisor.

You can find reports and other information about the Funds on the EDGAR Database on the SEC Web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

                      This page intentionally left blank.

GRAPHIC OMITTED


CONTACT INFORMATION

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern
Time:

o For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone* service.

Investment Company Act file numbers: 811-4977, 811-4364, 811-6411, 811-7742,
811-4989 and 811-3910

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                DECEMBER 29, 2005

                      DELAWARE INVESTMENTS MUNICIPAL TRUST
                      (FORMERLY VOYAGEUR INVESTMENT TRUST)
                             VOYAGEUR INSURED FUNDS
                      VOYAGEUR INTERMEDIATE TAX FREE FUNDS
                              VOYAGEUR MUTUAL FUNDS
                            VOYAGEUR MUTUAL FUNDS II
                             VOYAGEUR TAX FREE FUNDS

                 2005 MARKET STREET, PHILADELPHIA, PA 19103-7094

       FOR PROSPECTUS, PERFORMANCE AND INFORMATION ON EXISTING ACCOUNTS OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES: NATIONWIDE 800 523-1918s

         DEALER SERVICES: (BROKER/DEALERS ONLY) NATIONWIDE 800 362-7500

         This Statement of Additional Information ("Part B") describes shares of each fund listed below (individually, a "Fund" and collectively, the "Funds"), which is a series of an open-end investment management company, commonly referred to as a mutual fund. This Part B supplements the information contained in the current Prospectus for the Funds dated December 29, 2005, as it may be amended from time to time. Part B should be read in conjunction with the Funds' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus. The Prospectus for the Funds may be obtained by writing or calling your investment dealer or by contacting the Funds' national distributor, Delaware Distributors, L.P. (the "Distributor"), 2005 Market Street, Philadelphia, PA 19103-7094. The Funds' financial statements, the notes relating thereto, the financial highlights and the report of independent registered public accounting firm are incorporated by reference from the Annual Reports into this Part B. The Annual Reports will accompany any request for Part B. The Annual Reports can be obtained, without charge, by calling 800 523-1918.

         Delaware Tax-Free Arizona Insured Fund      Delaware Tax-Free Minnesota Insured Fund
         Delaware Tax-Free California Fund           Delaware Tax-Free Minnesota Intermediate Fund
         Delaware Tax-Free Colorado Fund             Delaware Minnesota High-Yield Municipal Bond Fund
         Delaware Tax-Free Florida Insured Fund      Delaware Tax-Free Missouri Insured Fund
         Delaware Tax-Free Idaho Fund                Delaware Tax-Free New York Fund
         Delaware Tax-Free Minnesota Fund            Delaware Tax-Free Oregon Insured Fund

         Each Fund offers three retail classes of shares: "Class A Shares," "Class B Shares" and "Class C Shares" (individually, a "Class" and collectively, the "Classes"). This Part B describes each Fund and each Class, except where noted.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
COVER PAGE                                                                     1
INVESTMENT RESTRICTIONS AND POLICIES                                           2
INSURANCE                                                                     20
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION                                  22
PERFORMANCE INFORMATION                                                       23
TRADING PRACTICES AND BROKERAGE                                               23
PURCHASING SHARES                                                             25
INVESTMENT PLANS                                                              37
DETERMINING OFFERING PRICE AND NET ASSET VALUE                                41
REDEMPTION AND EXCHANGE                                                       43
DISTRIBUTIONS                                                                 49
TAXES                                                                         51
INVESTMENT MANAGER AND OTHER SERVICE PROVIDERS                                56
OFFICERS AND TRUSTEES                                                         67
GENERAL INFORMATION                                                           73
FINANCIAL STATEMENTS                                                          74
PRINCIPAL HOLDERS                                                             74
APPENDIX A - SPECIAL FACTORS AFFECTING THE FUNDS                              80
APPENDIX B - DESCRIPTION OF RATINGS                                          103

INVESTMENT RESTRICTIONS AND POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

         In addition to the fundamental investment policies described in the Funds' Prospectus, the Funds have adopted certain investment restrictions set forth below which cannot be changed without approval by holders of a majority of the outstanding voting shares of a Fund. As defined in the Investment Company Act of 1940 (the "1940 Act"), this means the lesser of the vote of (1) 67% of the shares of a Fund at a meeting where more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund.

         Each Fund may not:

         (1) Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

         (2) Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         (3) Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

         (4) Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (5) Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (6) Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus, each Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

         (1) The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         (2) The Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

         The following investment restrictions are non-fundamental to Tax-Free Arizona Insured Fund, Tax-Free Colorado Fund, Tax-Free Minnesota Insured Fund, Tax-Free Minnesota Intermediate Fund, Tax-Free Minnesota Fund, Tax-Free Florida Insured Fund, Tax-Free Missouri Insured Fund and Tax-Free Oregon Insured Fund.

         These Funds will not:

         (1) Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 20% (10% for Tax-Free Colorado Fund) of the value of such Fund's total assets, including the amount borrowed. The Funds may not borrow for leverage purposes, and securities will not be purchased while borrowings are outstanding. Interest paid on any money borrowed will reduce such Fund's net income.

         (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above.

         (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         (4) Make short sales of securities or maintain a short position for the account of such Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

         (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

         (6) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

         (7) Purchase or sell commodities or commodity contracts (including futures contracts).

         (8) Make loans, except by purchase of debt obligations in which such Fund may invest consistent with its investment policies, and through repurchase agreements.

         (9) Invest in securities of any issuer if, to the knowledge of such Fund, officers and directors or trustees of such Fund or officers and directors or trustees of such Fund's investment advisor who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than 5% of such securities.

         (10) Invest 25% or more of its assets in the securities of issuers in any single industry, except that the Funds may invest without limitation, in circumstances in which other appropriate available investments may be in limited supply, in housing, health care and utility obligations; provided that there shall be no limitation on the purchase of Tax Exempt Obligations and, for defensive purposes, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. (Note: For purposes of this investment restriction, the Funds' investment advisor (the "Manager") interprets "Tax Exempt Obligations" to exclude limited obligation bonds payable only from revenues derived from facilities or projects within a single industry.)

         (11) Invest more than 15% of its net assets in illiquid investments.

         The following restrictions are non-fundamental to Tax-Free California Fund, Tax-Free Idaho Fund, Minnesota High-Yield Municipal Bond Fund ("Minnesota High-Yield Fund") and Tax-Free New York Fund.

         These Funds will not:

         (1) Borrow money (provided that such Fund may enter into reverse repurchase agreements and, with respect to Minnesota High-Yield Fund only, repurchase agreements may not exceed 10% of its total assets), except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of such Fund's total assets, including the amount borrowed. The Funds may not borrow for leverage purposes, provided that such Funds may enter into reverse repurchase agreements for such purposes, and securities will not be purchased while outstanding borrowings exceed 5% of the value of such Fund's total assets.

         (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of portfolio investments, such Fund may be deemed to be an underwriter under federal securities laws.

         (3) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

         (4) Make loans, except by purchase of debt obligations in which such Fund may invest consistent with its investment policies, and through repurchase agreements.

         (5) Except with respect to Minnesota High-Yield Fund, invest 25% or more of its assets in the securities of issuers in any single industry (except that it may invest without limitation, in circumstances in which other appropriate available investments may be in limited supply, in housing, health care, utility, transportation, education and/or industrial obligations); provided that there shall be no limitation on the purchase of Tax Exempt Obligations and, for defensive purposes, obligations issued or guaranteed by the
U. S. government, its agencies or instrumentalities. (Note: For purposes of this investment restriction, the Manager interprets "Tax Exempt Obligations" to exclude limited obligation bonds payable only from revenues derived from facilities or projects within a single industry.) Minnesota High-Yield Fund may not invest 25% or more of its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.

         (6) Issue any senior securities (as defined in the 1940 Act), except as set forth in investment restriction number (1) above, and except to the extent that using options, futures contracts and options on futures contracts, purchasing or selling on a when-issued or forward commitment basis or using similar investment strategies may be deemed to constitute issuing a senior security.

         (7) Purchase or sell commodities or futures or options contracts with respect to physical commodities. This restriction shall not restrict such Fund from purchasing or selling, on a basis consistent with any restrictions contained in its then-current prospectus, any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices).

         The following non-fundamental investment restrictions apply to each Fund.

         None of the Funds will:

         (1) Invest more than 5% of its total assets in securities of any single investment company, nor more than 10% of its total assets in securities of two or more investment companies, except as part of a merger, consolidation or acquisition of assets.

         (2) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

         (3) With respect to Tax-Free California Fund, Tax-Free Idaho Fund, Minnesota High-Yield Fund and Tax-Free New York Fund, make short sales of securities or maintain a short position for the account of such Fund, unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

         (4) With respect to Minnesota High-Yield Fund, write puts if, as a result, more than 50% of such Fund's assets would be required to be segregated to cover such puts.

         Except for Minnesota High-Yield Fund's policy with respect to borrowing, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

         The Funds' investment objectives and policies are described in the Prospectus. Certain additional investment information is provided below.

TAX EXEMPT OBLIGATIONS

         The term "Tax Exempt Obligations" refers to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income taxation (except, in certain instances, the alternative minimum tax, depending upon the shareholder's tax status) and with respect to the Funds, personal income tax of the state specified in a Fund's name, if any. Tax Exempt Obligations are generally issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax Exempt Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, Tax Exempt Obligations may be issued by or on behalf of public bodies to obtain funds to provide for the construction, equipping, repair or improvement of housing facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal.

         Securities in which the Funds may invest, including Tax Exempt Obligations, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by the United States Congress or a state's legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest on and principal of their Tax Exempt Obligations may be materially affected.

         From time to time, legislation has been introduced in the United States Congress for the purpose of restricting the availability of or eliminating the federal income tax exemption for interest on Tax Exempt Obligations, some of which have been enacted. Additional proposals may be introduced in the future which, if enacted, could affect the availability of Tax Exempt Obligations for investment by the Funds and the value of each Fund's portfolio. In such event, management of the Funds may discontinue the issuance of shares to new investors and may reevaluate each Fund's investment objective and policies and submit possible changes in the structure of each Fund for shareholder approval.

         To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or Fitch, Inc. (formerly Fitch Investors Service, L.P.) ("Fitch") for Tax Exempt Obligations may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for their investments in accordance with the investment policies contained in the Funds' Prospectus and this Part B. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Tax Exempt Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings provide an initial criterion for selection of portfolio investments, the Manager will subject these securities to other evaluative criteria prior to investing in such securities.

         Each Fund may also acquire Derivative Tax Exempt Obligations, which are custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Tax Exempt Obligations. The sponsor of these certificates or receipts typically purchases and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, a Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the issuer.

         In addition, in the event that the trust or custodial account in which the underlying security had been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, it would be subject to state (and with respect to Tax-Free New York Fund, potentially New York City) income tax (but not federal income tax) on the income it earned on the underlying security, and the yield on the security paid to such Fund and its shareholders would be reduced by the amount of taxes paid. Furthermore, amounts paid by the trust or custodial account to a Fund would lose their tax-exempt character and become taxable, for federal and state purposes, in the hands of such Fund and its shareholders. However, each Fund will only invest in custodial receipts which are accompanied by a tax opinion stating that interest payable on the receipts is tax exempt. If a Fund invests in custodial receipts, it is possible that a portion of the discount at which that Fund purchases the receipts might have to be accrued as taxable income during the period that such Fund holds the receipts.

         The principal and interest payments on the Tax Exempt Obligations underlying custodial receipts or trust certificates may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts or trust certificates may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying Tax Exempt Obligations. The Funds may also invest in custodial receipts or trust certificates which are "inverse floating obligations" (also sometimes referred to as "residual interest bonds"). These securities pay interest rates that vary inversely to changes in the interest rates of specified short-term Tax Exempt Obligations or an index of short-term Tax Exempt Obligations. Thus, as market interest rates increase, the interest rates on inverse floating obligations decrease. Conversely, as market rates decline, the interest rates on inverse floating obligations increase. Such securities have the effect of providing a degree of investment leverage, since the interest rates on such securities will generally change at a rate which is a multiple of the change in the interest rates of the specified Tax

Exempt Obligations or index. As a result, the market values of inverse floating obligations will generally be more volatile than the market values of other Tax Exempt Obligations and investments in these types of obligations will increase the volatility of the net asset value of shares of the Funds.

         For each Fund, other than Minnesota High-Yield Fund, investments in Derivative Tax Exempt Obligations, when combined with investments in below investment grade rated securities, will not exceed 20% of each Fund's total assets.

FORWARD COMMITMENTS

         New issues of Tax Exempt Obligations and other securities are often purchased on a "when issued" or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Each Fund may enter into such "forward commitments" if it holds and maintains, until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price. There is no percentage limitation on each Fund's total assets which may be invested in forward commitments. Tax Exempt Obligations purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Tax Exempt Obligations purchased on a when-issued basis may expose a Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing Tax Exempt Obligations on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Any significant commitment by a Fund to the purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value. Although each Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so. The Funds may realize short-term profits or losses upon the sale of forward commitments.

FLOATING AND VARIABLE RATE DEMAND NOTES

         Variable rate master demand notes in which the Funds may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining dollar-weighted average effective portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Manager, under guidelines established by the Funds' Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under a Fund's investment policies. In making such determinations, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, such Fund may re-sell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and a Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         With respect to Minnesota High-Yield Fund, variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceed 10% of such Fund's total assets only if such notes are subject to a demand feature that will permit that Fund to demand payment of the Principal within seven days after demand by such Fund. If not rated, such instruments must be found by the Fund's Manager under guidelines established by such Fund's Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments.

ESCROW SECURED BONDS OR DEFEASED BONDS

         Escrow secured bonds or defeased bonds are created when an issuer refunds in advance of maturity (or pre-refunds) some of its outstanding bonds and it becomes necessary or desirable to set aside funds for redemption or payment of the bonds at a future date or dates. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest of the advance refunded bond. Escrow secured bonds will often receive a triple A rating from S&P, Moody's and Fitch. The Tax-Free Insured Funds will purchase escrow secured bonds without additional insurance only where the escrow is invested in securities of the U.S. government or agencies or instrumentalities of the U.S. government.

STATE OR MUNICIPAL LEASE OBLIGATIONS

         Municipal leases may take the form of a lease with an option to purchase, an installment purchase contract, a conditional sales contract or a participation certificate in any of the foregoing. In determining leases in which the Funds will invest, the Manager will evaluate the credit rating of the lessee and the terms of the lease. Additionally, the Manager may require that certain municipal leases be secured by a letter of credit or put arrangement with an independent financial institution. State or municipal lease obligations frequently have the special risks described below which are not associated with general obligation or revenue bonds issued by public bodies.

         The statutes of many states contain requirements with which such states and municipalities must comply whenever incurring debt. These requirements may include approving voter referendums, debt limits, interest rate limits and public sale requirements. Leases have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the statutory requirements for the issuance of debt. The debt-issuance limitations may be inapplicable for one or more of the following reasons: (1) the inclusion in many leases or contracts of "nonappropriation" clauses that provide that the public body has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis (the "nonappropriation" clause); (2) the exclusion of a lease or conditional sales contract from the definition of indebtedness under relevant state law; or (3) the lease provides for termination at the option of the public body at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed.

         If the lease is terminated by the public body for nonappropriation or another reason not constituting a default under the lease, the rights of the lessor or holder of a participation interest therein are limited to repossession of the leased property without any recourse to the general credit of the public body.

The disposition of the leased property by the lessor in the event of termination of the lease might, in many cases, prove difficult or result in loss.

CONCENTRATION

         In applying a Fund's policy on concentration: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

CONCENTRATION POLICY

         Except with respect to Minnesota High-Yield Fund, although each Fund may invest more than 25% of its total assets in limited obligation bonds, no Fund will invest more than 25% of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry, except that the Funds may invest without limitation, in circumstances in which other appropriate available investments may be in limited supply, in housing, health care and/or utility obligations. Tax-Free California Fund, Tax-Free Idaho Fund and Tax-Free New York Fund also may, under such circumstances, invest in transportation, education and/or industrial obligations. Minnesota High-Yield Fund has a non-fundamental policy that restricts it from investing more than 25% of its total assets in the securities of any industry, although, for purposes of this limitation, tax exempt securities and U.S. government obligations are not considered to be part of any industry. Minnesota High-Yield Fund may invest more than 25% of its total assets in industrial development revenue bonds. In addition, it is possible that such Fund from time to time will invest more than 25% of its total assets in a particular segment of the municipal bond market, such as housing, health care, utility, transportation, education or industrial obligations. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or a declining market or need for the project) might also affect other bonds in the same segment, thereby potentially increasing market or credit risk.

         Appropriate available investments may be in limited supply, from time to time in the opinion of the Manager, due to, among other things, each Fund's investment policy of investing primarily in obligations of its state (and the state's municipalities, other political subdivisions and public authorities) and of investing primarily in investment grade (high grade, with respect to the Tax-Free Insured Funds) securities. Additionally, the insurance policies of the Tax-Free Insured Funds may affect the appropriate available investment supply from time to time in the opinion of the Manager. Certain of the risks set forth below may be reduced or eliminated to the extent a Fund invests in insured Tax Exempt Obligations.

         Housing Obligations. Each Fund may invest, from time to time, more than 25% of its total assets in obligations of public bodies, including state and municipal housing authorities, issued to finance the purchase of single-family mortgage loans or the construction of multifamily housing projects. Economic and political developments, including fluctuations in interest rates, increasing construction and operating costs and reductions in federal housing subsidy programs, may adversely impact on revenues of housing authorities. Furthermore, adverse economic conditions may result in an increasing rate of default of mortgagors on the underlying mortgage loans. In the case of some housing authorities, inability to obtain additional financing also could reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par at any time in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

         Health Care Obligations. Each Fund may invest, from time to time, more than 25% of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance hospital or health care facilities or equipment. The ability of any health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations is generally subject to, among other things, the capabilities of its management, the confidence of physicians in management, the availability of physicians and trained support staff, changes in the population or economic condition of the service area, the level of and restrictions on federal funding of Medicare and federal and state funding of Medicaid, the demand for services, competition, rates, government regulations and licensing requirements and future economic and other conditions, including any future health care reform.

         Utility Obligations. Each Fund may invest, from time to time, more than 25% of its total assets in obligations issued by public bodies, including state and municipal utility authorities, to finance the operation or expansion of utilities. Various future economic and other conditions may adversely impact utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in the demand for services and the effects of environmental and other governmental regulations.

         Transportation Obligations. Certain Funds may invest, from time to time, more than 25% of their total assets in obligations issued by public bodies, including state and municipal authorities, to finance airports and highway, bridge and toll road facilities. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, service fees and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The revenues of issuers which derive their payments from bridge, road or tunnel toll revenues could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation. Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof.

         Education Obligations. Certain Funds may invest, from time to time, more than 25% of their total assets in obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems of such issuers include the prospect of a declining percentage of the population consisting of college aged individuals, possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of federal grants, state funding and alumni support, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

         Industrial Revenue Obligations. Certain Funds may invest, from time to time, more than 25% of their total assets in obligations issued by public bodies, including state and municipal authorities, to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the bonds to the extent that funds are available from the unexpended proceeds of the bonds or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments of the issuer are designed to be sufficient to meet the payments of amounts due on the bonds. Regardless of the structure, payment of bonds is solely dependent upon the creditworthiness of the corporate operator of the project and, if applicable, the corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or deterioration resulting from leveraged buy-outs or takeovers. The bonds may be subject to special or extraordinary redemption provisions which may provide for redemption at par or accredited value, plus, if applicable, a premium.

         Other Risks. The exclusion from gross income for purposes of federal income taxes and the personal income taxes of certain states for certain housing, health care, utility, transportation, education and industrial revenue bonds depends on compliance with relevant provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The failure to comply with these provisions could cause the interest on the bonds to become includable in gross income, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Funds to sell the bonds at the reduced value. Furthermore, such a failure to meet these ongoing requirements may not enable the holder to accelerate payment of the bond or require the issuer to redeem the bond.

ZERO COUPON BONDS AND PAY-IN-KIND BONDS

         The Funds may invest in zero-coupon and payment-in-kind Tax Exempt Obligations. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. Each Fund has qualified as a regulated investment company under the Internal Revenue Code. Accordingly, during periods when a Fund receives no interest payments on its zero coupon securities, it will be required, in order to maintain its desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Such securities generally are more volatile in response to changes in interest rates and are more speculative investments than are securities that pay interest periodically in cash.

TAXABLE OBLIGATIONS

         The Funds may invest to a limited extent in obligations and instruments, the interest on which is includable in gross income for purposes of federal and state income taxation.

GOVERNMENT OBLIGATIONS

         The Funds may invest in securities issued or guaranteed by the U. S. government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Funds will invest in such securities only when the Manager is satisfied that the credit risk with respect to the issuer is minimal.

REPURCHASE AGREEMENTS

         The Funds may invest in repurchase agreements. A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Fund, if any, would be the difference between the repurchase price and the market value of the security. Each Fund will limit its investments in repurchase agreements to those which the Manager, under the guidelines of the Board of Trustees, determines to present minimal credit risks and which are of high quality. In addition, each Fund must have collateral of 102% of the repurchase price, including the portion representing a Fund's yield under such agreements which is monitored on a daily basis.

         The Funds' custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the obligor under the agreement will promptly furnish additional collateral to the Funds' custodian (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow certain funds in the Delaware Investments family jointly to invest cash balances. The Funds may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

REVERSE REPURCHASE AGREEMENTS

         Certain Funds (Tax-Free California Fund, Tax-Free Idaho Fund, Minnesota High-Yield Fund and Tax-Free New York Fund) may engage in "reverse repurchase agreements" with banks and securities dealers with respect to not more than 10% of the Fund's total assets. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time a Fund enters into a reverse repurchase agreement, cash or liquid having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be marked to market daily and maintained throughout the period of the obligation. Reverse repurchase agreements may be used as a means of borrowing for investment purposes subject to the 10% limitation set forth above. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased. Because the Funds do not currently intend to utilize reverse repurchase agreements in excess of 10% of total assets, the Funds believe the risks of leveraging due to use of reverse repurchase agreements to principal are reduced. The Manager believes that the limited use of leverage may facilitate the Funds' ability to provide current income without adversely affecting the Funds' ability to preserve capital.

OTHER TAXABLE INVESTMENTS

         The Funds also may invest in certificates of deposit, bankers' acceptances and other time deposits. Certificates of deposit are certificates representing the obligation of a bank to repay the Funds deposited (plus interest thereon) at a time certain after the deposit. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. With respect to Tax-Free Colorado Fund, investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of one billion dollars.

OPTIONS AND FUTURES TRANSACTIONS

         Each Fund may buy and sell put and call options on the securities in which they may invest, and certain Funds may enter into futures contracts and options on futures contracts with respect to fixed-income securities or based on financial indices including any index of securities in which a Fund may invest. Futures and options will be used to facilitate allocation of a Fund's investments among asset classes, to generate income or to hedge against changes in interest rates or declines in securities prices or increases in prices of securities proposed to be purchased. Different uses of futures and options have different risk and return characteristics. Generally, selling futures contracts, purchasing put options and writing (i.e. selling) call options are strategies designed to protect against falling securities prices and can limit potential gains if prices rise. Purchasing futures contracts, purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can cause losses if prices fall. If securities prices remain unchanged over time option writing strategies tend to be profitable, while option buying strategies tend to decline in value. The ability of Minnesota High-Yield Fund to engage in options is discussed separately, below.

         Writing Options. The Funds may write (i.e. sell) covered put and call options with respect to the securities in which they may invest. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. With respect to put options written by any Fund, there will have been a predetermination that acquisition of the underlying security is in accordance with the investment objective of such Fund.

         "Covered options" means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). A Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

         Through the writing of call or put options, a Fund may obtain a greater current return than would be realized on the underlying securities alone. A Fund receives premiums from writing call or put options, which it retains whether or not the options are exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option, a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

         Purchasing Options. The Funds may purchase put options in order to protect portfolio holdings in an underlying security against a decline in the market value of such holdings. Such protection is provided during the life of the put because a Fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to a Fund is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

         A Fund may wish to protect certain portfolio securities against a decline in market value at a time when no put options on those particular securities are available for purchase. A Fund may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio.

         Each of the Funds may also purchase call options. During the life of the call option, a Fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

         Minnesota High-Yield Fund. Minnesota High-Yield Fund may purchase call options, write call options on a covered basis, write secured put options and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes. The Fund may invest in options that are either listed on a national securities exchange (an "Exchange") or traded over-the-counter. The Fund may write covered call options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain the Fund's investment objective. The Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund's total assets. The Fund may liquidate such a position by effecting a closing transaction. The Fund also may invest up to 2% of its total assets in the purchase of put options. The Fund will, at all times during which it holds a put option, own the security covered by such option. The Fund may sell a put option which it previously purchased prior to the sale of the underlying options. The Fund may sell a put option purchased on individual securities and may enter into closing transactions.

         Minnesota High-Yield Fund may also write put options on a secured basis which means that the Fund will maintain in a segregated account with its custodian, cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. The Fund may effect closing transactions with respect to put options it previously wrote.

         The risks associated with Minnesota High-Yield Fund's options transactions are the same as those discussed above for Tax-Free Funds, Tax-Free Insured Funds and Tax-Free Minnesota Intermediate Fund.

         Securities Index Option Trading. The Funds, other than Minnesota High-Yield Fund, may purchase and write put and call options on securities indexes. Options on securities indexes are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated to make delivery of this amount.

         The effectiveness of purchasing or writing index options as a hedging technique depends upon the extent to which price movements in a Fund's portfolio correlate with price movements of the index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the relevant underlying securities markets generally or, in the case of certain indexes, in an industry market segment, rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on security indexes will be subject to the Manager's ability to predict correctly movements in the direction of the stock market or interest rates market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities. In the event the Manager is unsuccessful in predicting the movements of an index, a Fund could be in a worse position than had no hedge been attempted.

         Because exercises of index options are settled in cash, a Fund cannot determine the amount of its settlement obligations in advance and, with respect to call writing, cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. When a Fund writes an option on an index, that Fund will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, high-grade liquid debt securities or "qualified securities" with a market value determined on a daily basis of not less than 100% of the current market value of the option.

         Options purchased and written by a Fund may be exchange traded or may be options entered into by that Fund in negotiated transactions with investment dealers and other financial institutions (over-the-counter or "OTC" options) (such as commercial banks or savings and loan associations) deemed creditworthy by the Manager. OTC options are illiquid and it may not be possible for a Fund to dispose of options it has purchased or to terminate its obligations under an option it has written at a time when the Manager believes it would be advantageous to do so. Over the counter options are subject to each Fund's 15% illiquid investment limitation.

         Futures Contracts and Options on Futures Contracts. Certain Funds may enter into futures contracts and purchase and write options on these contracts, including but not limited to interest rate and securities index contracts and put and call options on these futures contracts. These contracts will be entered into on domestic and foreign exchanges and boards of trade, subject to applicable regulations of the Commodity Futures Trading Commission. These transactions may be entered into for bona fide hedging and other permissible risk management purposes.

         In connection with transactions in futures contracts and writing related options, each Fund will be required to deposit as "initial margin" a specified amount of cash or short-term, U.S. government securities. The initial margin required for a futures contract is set by the exchange on which the contract is traded. It is expected that the initial margin would be approximately 1 1/2% to 5% of a contract's face value. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. No Fund will purchase or sell futures contracts or related options if, as a result, the sum of the initial margin deposit on that Fund's existing futures and related options positions and premiums paid for options or futures contracts entered into for other than bona fide hedging purposes would exceed 5% of such Fund's assets.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled through offsetting before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS

         Hedging Risks in Futures Contracts Transactions. There are several risks in using securities index or interest rate futures contracts as hedging devices. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying index or financial instrument due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in indexes of securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

         Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. With respect to index futures contracts, the risk of imperfect correlation increases as the composition of a Fund's portfolio diverges from the financial instruments included in the applicable index.

         Successful use of futures contracts by a Fund is subject to the ability of the Manager to predict correctly movements in the direction of interest rates or the relevant underlying securities market. If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and interest rates decrease instead, that Fund will lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market or decline in interest rates. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

         Although each Fund believes that the use of futures contracts and options thereon will benefit it, if the Manager's judgment about the general direction of securities prices or interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into futures contracts or purchased or sold options thereon. For example, if a Fund seeks to hedge against the possibility of an increase in interest rates, which generally would adversely affect the price of fixed-income securities held in its portfolio, and interest rates decrease instead, such Fund will lose part or all of the benefit of the increased value of its assets which it has hedged due to the decrease in interest rates because it will have offsetting losses in its futures positions. In addition, particularly in such situations, a Fund may have to sell assets from its portfolio to meet daily margin requirements at a time when it may be disadvantageous to do so.

         Liquidity of Futures Contracts. A Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by that Fund. A Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to a Fund, and that Fund realizes a loss or a gain.

         Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Funds intend to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

         In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         Risk of Options. The use of options on financial instruments and indexes and on interest rate and index futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option generates a premium, which may partially offset a decline in the value of a Fund's portfolio assets. By writing a call option, such Fund becomes obligated to sell an underlying instrument or a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option generates a premium, but such Fund becomes obligated to purchase the underlying instrument or futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options may exceed the amount of the premium received.

         The effective use of options strategies is dependent, among other things, on a Fund's ability to terminate options positions at a time when the Manager deems it desirable to do so. Although a Fund will enter into an option position only if the Manager believes that a liquid secondary market exists for such option, there is no assurance that such Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Funds' transactions involving options on futures contracts will be conducted only on recognized exchanges.

         A Fund's purchase or sale of put or call options will be based upon predictions as to anticipated interest rates or market trends by the Manager, which could prove to be inaccurate. Even if the expectations of the Manager are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of a purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction."

This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         Certain Funds may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, such Funds will reduce any profit they might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         Certain Funds may purchase call options to hedge against an increase in price of securities that such Funds anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

         As discussed above, options may be traded over-the-counter ("OTC options"). In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. OTC options are illiquid and it may not be possible for the Funds to dispose of options they have purchased or terminate their obligations under an option they have written at a time when the Manager believes it would be advantageous to do so. Accordingly, OTC options are subject to each Fund's limitation that a maximum of 15% of its net assets be invested in illiquid securities. In the event of the bankruptcy of the writer of an OTC option, a Fund could experience a loss of all or part of the value of the option. The Manager anticipates that options on Tax Exempt Obligations will consist primarily of OTC options.

ILLIQUID INVESTMENTS

         Each Fund is permitted to invest up to 15% of the value of its net assets in illiquid investments. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the SEC has acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act, certain forms of interest-only and principal-only, mortgaged-backed U.S. government securities and commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act). The Funds may invest without limitation in these forms of restricted securities if such securities are deemed by the Manager to be liquid in accordance with standards established by the Funds' Board of Trustees. Minnesota High-Yield Fund, however, is subject to a 10% limit with respect to certain restricted floating or variable rate demand notes. Under these guidelines, the Manager must consider, among other things, (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.)

         If the Manager determines that a Rule 144A Security that was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed such Fund's 15% limit on investment in such securities, the Manager will determine what action to take to ensure that such Fund continues to adhere to such limitation.

         At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

         As described in the Funds' Prospectus, the Funds are permitted to invest in municipal leases. Traditionally, municipal leases have been viewed by the SEC staff as illiquid investments. However, subject to Board standards similar to the standards applicable to restricted securities (as discussed above), the Manager may treat certain municipal leases as liquid investments and not subject to the policy limiting illiquid investments.

INSURANCE

         The Manager anticipates that substantially all of the insured Tax Exempt Obligations in each Tax-Free Insured Fund's investment portfolio will be covered by either Primary Insurance or Secondary Market Insurance. However, as a non-fundamental policy, the Tax Free Insured Funds must obtain Portfolio Insurance on all Tax Exempt Obligations requiring insurance that are not covered by either Primary Insurance or

Secondary Market Insurance. Both Primary Insurance and Secondary Market Insurance are non-cancelable and continue in force so long as the insured security is outstanding and the respective insurer remains in business. Premiums for Portfolio Insurance, if any, would be paid from a Tax-Free Insured Fund's assets and would reduce the current yield on its investment portfolio by the amount of such premiums. However, each Tax-Free Insured Fund is permitted to invest up to 20% of its net assets in non-insured municipal securities.

         Because Portfolio Insurance coverage terminates upon the sale of an insured security from a Tax-Free Insured Fund's portfolio, such insurance does not have an effect on the resale value of the security. Therefore, unless a Tax-Free Insured Fund elects to purchase Secondary Market Insurance with respect to such securities or such securities are already covered by Primary Insurance, it generally will retain any such securities insured by Portfolio Insurance which are in default or in significant risk of default, and will place a value on the insurance equal to the difference between the market value of the defaulted security and the market value of similar securities which are not in default.

         The Tax-Free Insured Funds are authorized to obtain Portfolio Insurance from insurers that have obtained a claims-paying ability rating of "AAA" from Standard & Poor's ("S&P") or Fitch or "Aaa" (or a short-term rating of "MIG-1") from Moody's Investors Service ("Moody's"), which may include, among others, AMBAC Indemnity Corporation ("AMBAC"), Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("FGIC"), Financial Security Assurance, Inc. ("FSA"), XL Capital Assurance, Inc. ("XLCA") and CIFG.

         A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position. An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. The capacity of an insurer so rated to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Fitch Insurer Financial Strength ("IFS") rating provides an assessment of the financial strength of an insurance company and its capacity to meet senior obligations to policyholders and contract holders on a timely basis. Insurers that are assigned an AAA IFS rating by Fitch are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors are expected to be extremely small.

         An insurance claims-paying ability rating by Moody's, S&P, or Fitch does not constitute an opinion on any specific insurance contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet non-policy obligations (i.e., debt contracts).

         The assignment of ratings by Moody's, S&P, or Fitch to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of insurance claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a likely element in the rating determination for such debt issues.

         As of the date of this Part B, each of AMBAC, MBIA, FGIC, FSA, XLCA, and CIFG has insurance claims-paying ability ratings of Aaa from Moody's, AAA from S&P, and AAA from Fitch.

         AMBAC has received a letter ruling from the Internal Revenue Service which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid by AMBAC to municipal bond funds substantially similar to the Insured Fund, under policy provisions substantially identical to those contained in its municipal bond insurance policy, will be excludable from federal gross income under Section 103(a) of the Code.

         None of AMBAC, MBIA, FGIC, FSA, XLCA, or CIFG or any associate thereof, has any material business relationship, direct or indirect, with the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

         The Funds have adopted a policy generally prohibiting providing portfolio holdings to any person until after thirty calendar days have passed. We post a list of each Fund's portfolio holdings monthly, with a thirty day lag, on the Funds' website, www.delawareinvestments.com. In addition, on a ten day lag, we also make available a month-end summary listing of the number of each Fund's securities, country and asset allocations, and top ten securities and sectors by percentage of holdings for each Fund. This information is available publicly to any and all shareholders free of charge once posted on the website by calling 800 523-1918.

         Other entities, including institutional investors and intermediaries that distribute the Funds' shares, are generally treated similarly and are not provided with the Funds' portfolio holdings in advance of when they are generally available to the public. Third-party service providers and affiliated persons of the Funds are provided with the Funds' portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds.

         Third-party rating agencies and consultants who have signed agreements ("Non-Disclosure Agreements") with each Fund or the Manager may receive portfolio holdings information more quickly than the thirty day lag. The Non-Disclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of each Fund's portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Funds, the Manager nor any affiliate receive any compensation or consideration with respect to these agreements.

         To protect shareholders' interests and to avoid conflicts of interest, Non-Disclosure Agreements must be approved by a member of the Manager's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Funds' Chief Compliance Officer prior to such use.

         The Funds' Boards of Trustees will be notified of any substantial changes to this policy. The Funds' Boards of Trustees also receives an annual report from the Funds' Chief Compliance Officer in the adequacy of the Funds' compliance with these procedures.

PERFORMANCE INFORMATION

         From time to time, each Fund may state total return for its Classes in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent 1-year, 5-year and 10-year, or life of fund periods, as applicable. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC or other CDSC, applicable only to certain redemptions of those shares will not be deducted from any computation of total return. See the Prospectus for the Classes for a description of the Limited CDSC and the limited instances in which it applies.

TRADING PRACTICES AND BROKERAGE

         The Funds select brokers, dealers and banks to execute transactions on behalf of a Fund for the purchase or sale of portfolio securities on the basis of the Manager's judgment of their professional capability to provide the service. The primary consideration is to have banks, brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. When a commission is paid, a Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty. Trades generally are made on a net basis where a Fund either buys or sells the securities directly from or to a broker, dealer or bank. In these instances, there is no direct commission charged but there is a spread (the difference between the ask and bid price) which is the equivalent of a commission.

         During the fiscal years ended August 31, 2003, 2004 and 2005, no brokerage commissions were paid by the Funds.

         On August 31, 2005, the Funds did not own any securities of their regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents.

         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended August 31, 2005, there were no portfolio transactions of any Fund resulting in brokerage commissions directed to brokers for brokerage and research services.

         As provided in the Securities Exchange Act of 1934 (the "1934 Act") and the Investment Management Agreement for each Fund, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Funds' Manager believes that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Funds and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order that receives allocation may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the NASD Regulation, Inc. ("NASDR(SM)"), and subject to seeking best execution, the Funds may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family such as custodian fees.

PORTFOLIO TURNOVER

         Portfolio trading will be undertaken principally to accomplish each Fund's objective in relation to anticipated movements in the general level of interest rates. A Fund is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. A Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such a turnover always will be incidental to transactions undertaken with a view to achieving a Fund's investment objective. The degree of portfolio activity may affect brokerage costs of a Fund and taxes payable by such Fund's shareholders. A turnover rate of 100% would occur, for example, if all the investments in a Fund's portfolio at the beginning of the year were replaced by the end of the year, or if a single investment was frequently traded. In investing to achieve its investment objective, the Fund may hold securities for any period of time. The turnover rate also may be affected by cash requirements for redemptions and repurchases of Fund Shares. The Funds generally expect to have a portfolio turnover rate below 100%.

         The portfolio turnover rates for each Fund for the past two fiscal periods were as follows:

         FUND                                         2005   2004
         ------------------------------------------   ----   ----
         Tax-Free Arizona Insured Fund                   3%    19%
         Tax-Free California Fund                       11%    48%
         Tax-Free Colorado Fund                          8%    13%
         Tax-Free Florida Insured Fund                  17%     3%
         Tax-Free Idaho Fund                            27%    13%
         Tax-Free Minnesota Fund                        10%    25%
         Tax-Free Minnesota Insured Fund                10%    15%
         Tax-Free Minnesota Intermediate Fund           25%    30%
         Minnesota High-Yield Municipal Bond Fund        3%    24%
         Tax-Free Missouri Insured Fund                 21%    20%
         Tax-Free New York Fund                         13%    26%
         Tax-Free Oregon Insured Fund                   14%    16%

PURCHASING SHARES

         The Distributor serves as the national distributor for each Fund's shares and has agreed to use its best efforts to sell shares of each Fund. See the Prospectus for additional information on how to invest. Shares of each Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting a Fund or the Distributor.

         The minimum initial investment generally is $1,000 for each Class of each Fund. Subsequent purchases generally must be at least $100. The initial and subsequent minimum investments for Class A Shares will be waived for purchases by officers, directors or trustees and employees of any fund in the Delaware Investments family, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner strategy selected.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. A Fund will reject any purchase order of more than $100,000 of Class B Shares and $1,000,000 or more for Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more of Class A Shares which are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers have the responsibility of transmitting orders promptly. Each Fund reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in such Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         Each Fund also reserves the right, following shareholder notification, to charge a service fee on accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASDR(SM) has adopted amendments to its Conduct Rules relating to investment company sales charges. The Funds and the Distributor intend to operate in compliance with these rules.

         Class A Shares of Tax-Free Funds, Tax-Free Insured Funds and Minnesota High-Yield Fund are purchased at the offering price which reflects a maximum front-end sales charge of 4.50%. Class A Shares of Tax-Free Minnesota Intermediate Fund are also purchased at the offering price which reflects a maximum front-end sales charge of 2.75%. Lower sales charges apply for larger purchases. See the table in the Prospectus. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

        Class B Shares of Tax-Free Funds, Tax-Free Insured Funds and Minnesota High-Yield Fund are purchased at net asset value and are subject to a CDSC of:
(i) 4.00% if shares are redeemed within the first year of purchase; (ii) 3.00% if shares are redeemed during the second year following purchase; (iii) 2.25% if shares are redeemed during the third year following purchase; (iv) 1.50% if shares are redeemed during the fourth and fifth years following purchase; (v) 1.00% if shares are redeemed during the sixth year following purchase; and (vi) 0% thereafter. Shares of such Funds are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. Class B Shares of Tax-Free Funds, Tax-Free Insured Funds and Minnesota High-Yield Fund will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets of such shares. See Automatic Conversion of Class B Shares, below.

         Class B Shares of Tax-Free Minnesota Intermediate Fund are purchased at net asset value and are subject to a CDSC of: (i) 2.00% if shares are redeemed within the first year of purchase; (ii) 1.00% if shares are redeemed during the second and third years following purchase; and (iii) 0% thereafter. Shares of such Funds are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately five years after purchase. Class B Shares of Tax-Free Minnesota Intermediate Fund will automatically convert to Class A Shares at the end of approximately five years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets of such shares. See Automatic Conversion of Class B Shares, below.

         Class C Shares of each Fund are purchased at net asset value and are subject to a CDSC of 1.00% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject. Unlike Class B Shares, Class C Shares do not convert to another class.

         Class A Shares, Class B Shares and Class C Shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A Shares, Class B Shares and Class C Shares, of any expenses under the Fund's 12b-1 Plans.

         See Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1 in this Part B.

         Certificates representing shares purchased are not ordinarily issued. Purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact Delaware Investments for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

ALTERNATIVE PURCHASE ARRANGEMENTS

         The alternative purchase arrangements of Class A, Class B and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.25% of the average daily net assets of Class A Shares, or to purchase either Class B Shares or Class C Shares and have the entire initial purchase amount invested in a Fund with the investment thereafter subject to a CDSC and annual 12b-1 expenses.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisors may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans under Rule 12b-1.

         Dividends, if any, paid on Class A Shares, Class B Shares and Class C Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

CLASS A SHARES

         Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the tables in the Prospectus, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of funds in the Delaware Investments family may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws.

DEALER'S COMMISSION

         As described in the Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial advisor's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of a Fund. Financial advisors also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES

         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within prescribed periods after purchase may be subject to a CDSC imposed at the rates and within the time periods set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemption of shares acquired through the reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. Please see "Waiver of Contingent Deferred Sales Charges" below concerning the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares of Tax-Free Funds, Tax-Free Insured Funds and Minnesota High-Yield Fund will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares, below. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets of such shares.

         During the fourth year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares of Tax-Free Minnesota Intermediate Fund will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares, below. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets representing such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that Class B Shares of Tax-Free Funds, Tax-Free Insured Funds and Minnesota High-Yield Fund held for more than six years and Class B Shares of Tax-Free Minnesota Intermediate Fund held for more than three years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year or three-year period, as applicable. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         The CDSC is waived on certain redemptions of Class B Shares and Class C Shares. Please see "Waiver of Contingent Deferred Sales Charges" below concerning the instances in which the CDSC is waived.

DEFERRED SALES CHARGE ALTERNATIVE - CLASS B SHARES

         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares of Tax-Free Funds, Tax-Free Insured Funds and Minnesota High-Yield Fund at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. Such payments for Class B Shares of Tax-Free Minnesota Intermediate Fund is currently in an amount equal to no more than 2%. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% for approximately eight years after purchase for Tax-Free Funds, Tax-Free Insured Funds and Minnesota High-Yield Fund and approximately five years after purchase for Tax-Free Minnesota Intermediate Fund and, if Class B Shares of Tax-Free Funds, Tax-Free Insured Funds and Minnesota High-Yield Fund are redeemed within six years of purchase and Class B Shares of Tax-Free Minnesota Intermediate Fund are redeemed within three years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees, if any, are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Tax-Free Funds' Class B Shares, Tax-Free Insured Funds' Class B Shares and Minnesota High-Yield Fund's Class C Shares CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

AUTOMATIC CONVERSION OF CLASS B SHARES

         Class B Shares of Tax-Free Funds, Tax-Free Insured Funds and Minnesota High-Yield Fund, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Class B Shares of Tax-Free Minnesota Intermediate Fund, other than shares acquired through reinvestment of dividends, held for five years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th business day or next business day of March, June, September and December (each, a "Conversion Date"). If, as applicable, the eighth or fifth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If such anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after the anniversary. Consequently, if a shareholder's anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after, as applicable, the eighth or fifth anniversary of purchase before the shares will automatically convert into Class A Shares. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets representing such shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. You should consult your tax adviser regarding the state and local tax consequences of the conversion of Class B Shares to Class A Shares, or any other conversion or exchange of shares.

LEVEL SALES CHARGE ALTERNATIVE - CLASS C SHARES

         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

PLANS UNDER RULE 12b-1

         Pursuant to Rule 12b-1 under the 1940 Act, each of the Class A Shares, Class B Shares and Class C Shares of the Funds have a separate distribution plan under Rule 12b-1 (the "Plans"). Each Plan permits the particular Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies. Such shares are not included in calculating the Plans' fees.

         The Plans permit the Funds, pursuant to its Distribution Agreement, to pay out of the assets of the respective Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of the shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, each Fund may make payments out of the assets of the respective Class A Shares, Class B Shares and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such Classes.

         The maximum aggregate fee payable by a Fund under its Plans, and each Fund's Distribution Agreement, is on an annual basis, up to 0.25% of average daily net assets of Class A Shares, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year. The Distributor may contractually waive these amounts or a portion of the amount at any time.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares and Class C Shares would be borne by such persons without any payment from such Classes. Subject to seeking best execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreements, as amended, have been approved by the Board of Trustees of each Fund, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Distribution Agreements. Continuation of the Plans and the

Distribution Agreements, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares of each Fund and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class. The Plans and the Distribution Agreements, as amended, may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the relevant Fund Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Fund Class' outstanding voting securities, as well as by a majority vote of those trustees who are not "interested persons." With respect to each Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the respective Fund's B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of the Funds having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of the Funds must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

         The following table shows the amounts paid under each Class' 12b-1 Plan for the fiscal year ended August 31, 2005.

                                                   ANNUAL/SEMI                                    DEALER       INTEREST ON
                                                     -ANNUAL        BROKER      BROKER SALES      SERVICE     BROKER SALES
                                   ADVERTISING       REPORTS        TRAILS         CHARGES       EXPENSES        CHARGES
                                   ------------   ------------   ------------   ------------   ------------   ------------
TAX-FREE ARIZONA INSURED FUND
Class A                                      --   $      1,346   $    258,244             --             --             --
Class B                                      --   $        294   $     36,820   $     87,841             --   $     15,795
Class C                                      --   $        168   $     53,803   $      5,968             --   $      3,177
TAX-FREE CALIFORNIA FUND
Class A                                      --   $        395   $     84,736             --             --             --
Class B                                      --   $        449   $     38,556   $     92,221             --   $     13,306
Class C                                      --             --   $     43,598   $     15,678             --   $      2,275
TAX-FREE COLORADO FUND
Class A                                      --   $      2,878   $    557,133             --             --             --
Class B                                      --   $        282   $     28,740   $     67,877             --   $     10,096
Class C                                      --   $        119   $     64,583   $     11,396             --   $      2,173
TAX-FREE FLORIDA INSURED FUND
Class A                                      --   $      1,803   $    183,965             --             --             --
Class B                                      --   $        252   $     12,721   $     23,872             --   $      3,693
Class C                            $         10   $         27   $      8,581   $      1,928             --   $         32
TAX-FREE IDAHO FUND
Class A                                      --   $      1,198   $    141,778   $      1,198             --             --
Class B                                      --   $        515   $     29,429   $     74,833             --   $      6,376
Class C                                      --   $        346   $    102,210   $     19,367             --   $      1,391
TAX-FREE MINNESOTA FUND
Class A                                      --   $      2,762   $    817,265             --             --             --
Class B                                      --   $        270   $     34,346   $     78,878             --   $     14,841
Class C                                      --   $        515   $     29,429   $     74,833             --   $      6,376
TAX-FREE MINNESOTA INSURED FUND
Class A                                      --   $      1,834   $    550,657             --             --             --
Class B                                      --   $        268   $     33,187   $     77,185             --   $     14,012
Class C                                      --   $        163   $     89,594   $     13,577             --   $      2,485

                                     SALARY &
                                    COMMISSION     PROMOTIONAL
                                        TO           BROKER       PROMOTIONAL    PROSPECTUS                    WHOLESALER
                                   WHOLESALERS      MEETINGS         OTHER        PRINTING       TELEPHONE      EXPENSES
                                   ------------   ------------   ------------   ------------   ------------   ------------
TAX-FREE ARIZONA INSURED FUND
Class A                                      --             --   $      4,063   $      3,707             --   $     43,271
Class B                                      --             --   $        451   $        474             --   $      7,815
Class C                                      --             --   $        241   $        276             --   $      2,814
TAX-FREE CALIFORNIA FUND
Class A                                      --             --   $        938   $        806             --   $        347
Class B                                      --             --   $        995   $        566             --   $      8,965
Class C                                      --             --             --             --             --             --
TAX-FREE COLORADO FUND
Class A                                      --             --   $      9,088   $      4,719             --   $    112,281
Class B                                      --             --   $        411   $        269             --   $      7,509
Class C                                      --             --   $        284   $        185             --   $      5,108
TAX-FREE FLORIDA INSURED FUND
Class A                                      --             --   $      2,994          2,852             --   $     80,875
Class B                                      --             --   $        163   $        215             --   $     10,219
Class C                            $      1,135             --   $        160   $         94             --   $      1,895
TAX-FREE IDAHO FUND
Class A                                      --             --   $        254   $        469             --   $        191
Class B                                      --             --   $        443   $        278             --   $      6,338
Class C                                      --             --   $        381   $        280             --   $     13,667
TAX-FREE MINNESOTA FUND
Class A                                      --             --   $     10,730   $      5,960             --   $     51,920
Class B                                      --             --   $        496   $        306             --   $      8,582
Class C                                      --             --   $        443   $        278             --   $      6,338
TAX-FREE MINNESOTA INSURED FUND
Class A                                      --             --   $      6,113   $      3,743             --   $      2,401
Class B                                      --             --   $        494   $        304             --   $      9,453
Class C                                      --             --   $        401   $        264             --   $      8,930

                                      OTHER          TOTAL
                                   ------------   ------------
TAX-FREE ARIZONA INSURED FUND
Class A                                      --   $    310,631
Class B                                      --   $    149,490
Class C                                      --   $     66,447
TAX-FREE CALIFORNIA FUND
Class A                                      --   $     87,222
Class B                                      --   $    155,058
Class C                                      --   $     61,551
TAX-FREE COLORADO FUND
Class A                                      --   $    686,099
Class B                                      --   $    115,184
Class C                                      --   $     83,848
TAX-FREE FLORIDA INSURED FUND
Class A                                      --   $    272,489
Class B                                      --   $     50,989
Class C                                      --   $     13,862
TAX-FREE IDAHO FUND
Class A                                      --   $    143,890
Class B                                      --   $    118,212
Class C                                      --   $    137,652
TAX-FREE MINNESOTA FUND
Class A                                      --   $    888,637
Class B                                      --   $    137,719
Class C                                      --   $    118,212
TAX-FREE MINNESOTA INSURED FUND
Class A                                      --   $    564,748
Class B                                      --   $    134,903
Class C                                      --   $    115,414

                                                      ANNUAL/SEMI                                    DEALER       INTEREST ON
                                                        -ANNUAL        BROKER      BROKER SALES      SERVICE     BROKER SALES
                                      ADVERTISING       REPORTS        TRAILS         CHARGES       EXPENSES        CHARGES
                                      ------------   ------------   ------------   ------------   ------------   ------------
TAX-FREE MINNESOTA INTERMEDIATE FUND
Class A                                         --   $        558   $     80,552             --             --             --
Class B                                         --   $        189   $      4,536   $     14,316             --   $      2,163
Class C                               $        125   $        387   $     52,455   $      6,558             --   $      1,784
MINNESOTA HIGH-YIELD FUND
Class A                                         --   $        439   $    121,547             --             --             --
Class B                                         --   $        374   $     27,562   $     63,594             --   $     13,337
Class C                                         --   $          3   $     89,053   $     21,587             --   $      1,748
TAX-FREE MISSOURI INSURED FUND
Class A                                         --   $      1,533   $     94,745             --             --             --
Class B                                         --   $        249   $      9,867   $     13,267             --   $        295
Class C                               $         12   $         71   $      9,802   $        814             --   $      1,357
TAX-FREE NEW YORK FUND
Class A                                         --   $        388   $     24,936             --             --             --
Class B                                         --   $        409   $      7,339   $     15,353             --   $      2,274
Class C                                         --   $        152   $     14,339   $        593             --   $      1,201
TAX-FREE OREGON INSURED FUND
Class A                                         --   $        912   $      1,049             --             --             --
Class B                                         --   $        374   $     17,868   $     40,421             --   $      9,229
Class C                                         --   $        595   $     47,012   $      6,397             --   $      1,234

                                        SALARY &
                                       COMMISSION     PROMOTIONAL
                                           TO           BROKER       PROMOTIONAL    PROSPECTUS                    WHOLESALER
                                      WHOLESALERS      MEETINGS         OTHER        PRINTING       TELEPHONE      EXPENSES
                                      ------------   ------------   ------------   ------------   ------------   ------------
TAX-FREE MINNESOTA INTERMEDIATE FUND
Class A                                         --             --   $        742   $        873             --   $        409
Class B                                         --             --   $        134   $        124             --   $      1,407
Class C                                         --             --   $        782   $        183             --   $      2,161
MINNESOTA HIGH-YIELD FUND
Class A                                         --             --   $        282   $        749             --   $        134
Class B                                         --             --   $        642   $        326             --   $      6,674
Class C                                         --             --   $         30             --             --   $      1,321
TAX-FREE MISSOURI INSURED FUND
Class A                                         --             --   $      2,202   $      1,223             --   $     15,788
Class B                                         --             --   $        151   $        142             --   $      1,420
Class C                                         --             --   $         19   $         83             --   $        235
TAX-FREE NEW YORK FUND
Class A                                         --             --   $        563   $        281             --   $      3,935
Class B                               $      1,646             --   $        141             --             --   $      2,583
Class C                                         --             --   $         64   $        141             --   $        618
TAX-FREE OREGON INSURED FUND
Class A                               $     75,328             --   $        617   $        527             --   $        467
Class B                                         --             --   $        295   $        194             --   $      3,363
Class C                                         --             --   $        102   $        333             --   $      6,335

                                         OTHER          TOTAL
                                      ------------   ------------
TAX-FREE MINNESOTA INTERMEDIATE FUND
Class A                                         --   $     83,134
Class B                                         --   $     22,869
Class C                                         --   $     64,435
MINNESOTA HIGH-YIELD FUND
Class A                                         --   $    123,151
Class B                                         --   $    112,509
Class C                                         --   $    113,742
TAX-FREE MISSOURI INSURED FUND
Class A                                         --   $     15,788
Class B                                         --   $     25,391
Class C                                         --   $     12,393
TAX-FREE NEW YORK FUND
Class A                                         --   $     30,103
Class B                                         --   $     29,647
Class C                                         --   $     17,108
TAX-FREE OREGON INSURED FUND
Class A                                         --   $     78,900
Class B                                         --   $     71,744
Class C                                         --   $     58,850

OTHER PAYMENTS TO DEALERS - CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES

         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the funds in the Delaware Investments family. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of pre-approved dealer advertisements promoting the sale of fund shares in the Delaware Investments family.

SPECIAL PURCHASE FEATURES - CLASS A SHARES

BUYING CLASS A SHARES AT NET ASSET VALUE

         Class A Shares may be reinvested without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Current and former officers, trustees/directors and employees of each Fund, any other fund in the Delaware Investments family, the Manager or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives, and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares of a Fund and any such class of shares of any of the other funds in the Delaware Investments family, including any fund that may be created, at net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase shares at net asset value.

         Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a fund in the Delaware Investments Family of Funds may exchange into Class A shares of another Fund at net asset value.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months of a change of the registered representative's employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisors affiliated with a broker or dealer, if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as the Funds may reasonably require to establish eligibility for purchase at net asset value.

         Each Fund must be notified in advance that the trade qualifies for purchase at net asset value.

LETTER OF INTENTION

         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Funds, which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Those purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all Classes of shares of a Fund and of the other mutual funds in Delaware Investments previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments fund that did carry a front-end sales charge, CDSC or Limited CDSC.

COMBINED PURCHASES PRIVILEGE

         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of a Fund and all other Delaware Investments mutual funds. In addition, if you are an investment advisory client of the Manager's affiliates you may include assets held in a stable value account in the total amount. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

RIGHT OF ACCUMULATION

         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of a Fund and all other Delaware Investments mutual funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC. Using the Tax-Free Funds as an example, if any such purchaser has previously purchased and still holds shares of Class A Shares of those Funds and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of a Tax-Free Fund, the charge applicable to the $60,000 purchase would be 3.00%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges in the Prospectus for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-MONTH REINVESTMENT PRIVILEGE

         Holders of Class A Shares and Class B Shares of a Fund who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Fund the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisors or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

INVESTMENT PLANS

REINVESTMENT PLAN/OPEN ACCOUNT

         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Classes in which an investor has an account (based on the net asset value of that Fund in effect on the reinvestment date) and will be credited to the shareholder's account on that date. A confirmation of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of each distribution from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectus and this Part B, are made for Class A Shares at the public offering price and for Class B Shares and Class C Shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

REINVESTMENT OF DIVIDENDS IN OTHER FUNDS IN THE DELAWARE INVESTMENTS FAMILY

         Subject to applicable eligibility and minimum initial purchase requirements, and the limitations set forth below, holders of Class A Shares, Class B Shares and Class C Shares may automatically reinvest dividends and/or distributions from a Fund in any of the other mutual funds in the Delaware Investments family, including the Funds, in states where their shares may be sold. Such investments will be made at net asset value per share at the close of business on the reinvestment date without any front-end sales charge, service fee, CDSC or Limited CDSC. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses. See also Additional Methods of Adding to Your Investment - Dividend Reinvestment Plan under How to Buy Shares in the Prospectus.

         Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Investments family may be invested in shares of the Funds at net asset value, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares, and dividends from Class C Shares may only be directed to other Class C Shares.

INVESTING BY EXCHANGE

         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of that Fund.

         Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

INVESTING BY ELECTRONIC FUND TRANSFER

         Direct Deposit Purchase Plan -- Investors may arrange for a Fund to accept for investment, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan -- The Automatic Investing Plan enables shareholders to make regular monthly investments without writing checks. Shareholders may authorize, in advance, to make arrangements for their bank to withdraw a designated amount monthly directly from their checking account for deposit into a Class. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date, although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

                                      * * *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such Plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse such Fund.

DIRECT DEPOSIT PURCHASES BY MAIL

         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. A Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Funds for proper instructions.

MONEYLINE(SM) ON DEMAND

         You or your investment dealer may request purchases of Fund Class shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

WEALTH BUILDER OPTION

         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

ASSET PLANNER

         To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial advisor or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisors or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial advisor, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of a Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated by a Fund in which shares are being purchased after receipt of the order by that Fund, its agent or certain other authorized persons. Orders for purchases of Class B Shares and Class C Shares of a Fund are effected at the net asset value per share next calculated by the Fund in which shares are being purchased after receipt of the order by that Fund or its agent. See Distribution and Service under Investment Manager and Other Service Providers. Selling dealers have the responsibility of transmitting orders promptly.

         The offering price of Class A Shares consists of the net asset value per share, plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m. Eastern Time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in each Fund's financial statements which are incorporated by reference into this Part B.

         Each Fund's net asset value per share is computed by adding the value of all securities and other assets in the portfolio of that Fund, deducting any liabilities and dividing by the number of shares outstanding. Expenses and income are accrued daily. In determining a Fund's total net assets, certain portfolio securities are valued at fair value, using methods determined in good faith by the Board of Trustees. This method utilizes the services of an independent pricing organization which employs a combination of methods including, among others, the obtaining of market valuations from dealers who make markets and deal in such securities, and by comparing valuations with those of other comparable securities in a matrix of such securities. A pricing service's activities and results are reviewed by the officers of the Funds.

         In addition, when determining a Fund's total net assets, certain portfolio securities, except for bonds, which are primarily listed or traded on a national or foreign securities exchange are generally valued at the closing price on that exchange, unless such closing prices are determined to not be readily available pursuant to the Funds' pricing procedures. Options are valued at the last reported sales price or, if no sales are reported, at the mean between bid and asked prices. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. The use of a pricing service has been approved by the Board of Trustees.

         Each Class of a Fund will bear, pro-rata, all of the common expenses of the particular Fund. The net asset values of all outstanding shares of each Class of each Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in such Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in such Fund represented by the value of shares of such Classes, except that the Class A Shares, Class B Shares and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of a Fund may vary. However, the net asset value per share of each Class of a Fund is expected to be equivalent.

REDEMPTION AND EXCHANGE

         YOU CAN REDEEM OR EXCHANGE YOUR SHARES IN A NUMBER OF DIFFERENT WAYS. Exchanges are subject to the requirements of each fund. An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve a capital gain or loss to the shareholder for federal income tax purposes. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial advisor or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to any applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see Distribution and Service under Investment Manager and Other Service Providers); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date.

You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to a Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

         The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange. Class B Shares of Tax-Free Funds, Tax-Free Insured Funds and Minnesota High-Yield Fund are subject to a CDSC of: (i) 4.00% if shares are redeemed within the first year of purchase; (ii) 3.00% if shares are redeemed during the second year following purchase; (iii) 2.25% if shares are redeemed during the third year following purchase; (iv) 1.50% if shares are redeemed during the fourth and fifth years following purchase; (v) 1.00% if shares are redeemed during the sixth year following purchase; and (vi) 0% thereafter. Class B Shares of Tax-Free Minnesota Intermediate Fund are subject to a CDSC of: (i) 2.00% if shares are redeemed within the first year of purchase; (ii) 1.00% if shares are redeemed during the second and third years following purchase; and (iii) 0% thereafter. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC, and with respect to the expedited payment by wire for which there may be a bank wiring cost, neither the Funds nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of the other funds in the Delaware Investments family (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of shares from Tax-Free Funds B Class, Tax-Free Insured Funds B Class or Minnesota High-Yield Fund B Class, the CDSC schedule for such Class may be higher than the CDSC schedule relating to New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held Original Shares is added to the period of time that an investor held New Shares. The automatic conversion schedule of Original Shares of Class B Shares of Tax-Free Funds, Tax-Free Insured Funds and Minnesota High-Yield Fund may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of Tax-Free Funds, Tax-Free Insured Funds and Minnesota High-Yield Fund shares for a longer period of time than if the investment in New Shares were made directly.

         Each Fund reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets.

SMALL ACCOUNTS

         Before a Fund involuntarily redeems shares from an account that, under the circumstances noted in the relevant Prospectus, has remained below the minimum amounts required by the Prospectus and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than the minimum required by the Prospectus and will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.

                                      * * *

         Each Fund has made available certain redemption privileges, as described below. The Funds reserve the right to suspend or terminate these expedited payment procedures upon 60 days written notice to shareholders.

WRITTEN REDEMPTION

         You can write to your Fund at 2005 Market Street, Philadelphia, PA 19103-7094 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

WRITTEN EXCHANGE

         You may also write to your Fund (at 2005 Market Street, Philadelphia, PA 19103-7094) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

TELEPHONE REDEMPTION AND EXCHANGE

         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption-Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

TELEPHONE REDEMPTION - CHECK TO YOUR ADDRESS OF RECORD

         THE TELEPHONE REDEMPTION FEATURE IS A QUICK AND EASY METHOD TO REDEEM SHARES. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

TELEPHONE REDEMPTION - PROCEEDS TO YOUR BANK

         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank fee may be deducted from redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

TELEPHONE EXCHANGE

         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MONEYLINE(SM) ON DEMAND

         You or your investment dealer may request redemptions of Fund shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions. See MoneyLine(SM) On Demand under Investment Plans.

SYSTEMATIC WITHDRAWAL PLANS

         Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. Please see "Waiver of Contingent Deferred Sales Charges" below concerning the instances in which the CDSC is waived.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine(SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any this service; however, your bank may charge a fee.

         Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE

         For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares of the Tax-Free Funds and Tax-Free Insured Funds are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years (one year with respect to Tax-Free Minnesota Intermediate Fund) will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period (one year holding period with respect to Tax-Free Minnesota Intermediate Fund. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

WAIVERS OF CONTINGENT DEFERRED SALES CHARGES

WAIVER OF LIMITED CONTINGENT DEFERRED SALES CHARGE - CLASS A SHARES

         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; and (ii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares).

WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES

         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; and (ii) distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC of Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; and (ii) distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established.

DISTRIBUTIONS

MULTICLASS DISTRIBUTIONS.

         Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes. Each Class will share proportionately in the investment income and expenses of its respective Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plan.

DISTRIBUTIONS OF NET INVESTMENT INCOME.

         Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to shareholders. Each Fund will normally declare all its net investment income, if any, on a daily basis and distribute, as dividends, monthly. Dividends are declared each day the Funds are open. Net investment income earned on days when the Funds are not open will be declared as a dividend on the next business day.

         Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. In determining daily dividends, the amount of net investment income for each Fund will be determined at the time the offering price and net asset value are determined (see Determining Offering Price and Net Asset Value) and shall include investment income accrued by the respective Fund, less the estimated expenses of that Fund incurred since the last determination of net asset value. Gross investment income consists principally of interest accrued and, where applicable, net pro-rata amortization of premiums and discounts since the last determination. The dividend declared, as noted above, will be deducted immediately before the net asset value calculation is made.

         Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if a Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying such Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Investors desiring to guarantee wire payments must have an acceptable financial condition and credit history in the sole discretion of that Fund. The Funds reserve the right to terminate this option at any time. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

         Dividend distributions are automatically reinvested in additional shares of the paying Fund at net asset value of the ex-dividend date, unless an election to receive dividends in cash has been made. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above.

         If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine(SM) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. This service is not available for certain retirement plans. It may take up to four business days for the transactions to be completed. You can initiate either service by completing an Account Services form. If your name and address on your designated bank account are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any MoneyLine(SM) Service; however, your bank may charge a fee. Please call the Shareholder Service Center for additional information about these services.

         Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of such Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or such Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

EXEMPT-INTEREST DIVIDENDS.

         By meeting certain requirements of the Code, the Funds qualify to pay exempt-interest dividends to shareholders. These dividends are derived from interest income exempt from regular federal income tax and are not subject to regular federal income tax when they are paid to shareholders. Exempt-Interest dividends that are excluded from federal taxable income may still be subject to the federal alternative minimum tax. See the discussion below under the heading, "Alternative Minimum Tax."

         For shareholders who are recipients of Social Security benefits, exempt-interest dividends are includable in computing "modified adjusted gross income" for purposes of determining the amount of Social Security benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits that may be included in gross income is 85%.

DIVIDENDS FROM TAXABLE INCOME.

         Each Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. Any distributions by a Fund from this income will be taxable to shareholders as ordinary income, whether shareholders receive them in cash or in additional shares.

CAPITAL GAIN DISTRIBUTIONS.

         Each Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to shareholders as ordinary income. Distributions from net long-term capital gain will be taxable to shareholders as long-term capital gain, regardless of how long shareholders have held their shares in a Fund. Any net capital gain realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund. Such distributions will be reinvested in shares, unless the shareholder elects to receive them in cash. Shareholders will receive a quarterly statement showing a Class's dividends paid and all the transactions made during the period.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS.

         The Funds will inform shareholders of the amount of their taxable ordinary income and capital gain dividends at the time they are paid, and will advise shareholders of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining shareholders' alternative minimum tax. If shareholders have not held a Fund's shares for a full year, the Fund may designate and distribute to shareholders, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of shareholders' investment in the Fund. Taxable distributions declared by the Fund in December but paid in January are taxed to shareholders as if made in December.

TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY.

         Each Fund has elected (or intends to elect) to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, each Fund generally pays no federal income tax on the income and gain it distributes to shareholders. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In that case, a Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders (including dividends from tax-exempt interest) would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS.

         To avoid federal excise taxes, the Code requires each Fund to distribute to shareholders by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case shareholders must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OR EXCHANGES OF FUND SHARES.

         Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Delaware Investments family fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

         Sales at a loss within six months of purchase. If you sell or exchange Fund shares that you owned for six months or less:

         o any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and

         o any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund.

         Deferral of basis. (Class A only) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

         IF:

         o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

         o You sell some or all of your original shares within 90 days of their purchase, and

         o You reinvest the sales proceeds in the Fund or in another Delaware Investments family fund, and the sales charge that would otherwise apply is reduced or eliminated;

         THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

         Wash sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT OBLIGATIONS.

         The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned by a Fund on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities) generally does not qualify for tax-free treatment. The rules on exclusion of dividends paid from interest earned on U.S. government securities may differ for corporations.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS.

         Because each Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividend income eligible for taxation by individuals at long-term capital gain rates.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS.

         Because each Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

ALTERNATIVE MINIMUM TAX.

         Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for shareholders when determining their federal alternative minimum tax. Private activity bond interest could subject shareholders to or increase their liability under federal alternative minimum taxes, depending on their personal or corporate tax position. If shareholders are a person defined in the Code as a "substantial user" (or person related to a user) of a facility financed by private activity bonds, shareholders should consult with their tax advisor before buying shares of a Fund.

TREATMENT OF INTEREST ON DEBT INCURRED TO HOLD FUND SHARES.

         Interest on debt that shareholders incur to buy or hold Fund shares may not be deductible for federal income tax purposes. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.

LOSS OF STATUS OF SECURITIES AS TAX-EXEMPT.

         Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued. In such a case, a Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

INVESTMENT IN COMPLEX SECURITIES.

         Each Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and/or tax character of income distributed to you by the Fund. A Fund may invest in other complex securities that could be subject to numerous special and complex tax rules. For example

         Derivatives. The Funds are permitted to invest in certain option transactions. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

         Short Sales. Certain hedging transactions that may be engaged in by a Fund (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" if the Fund holds certain "appreciated financial positions" defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value. Upon entering into a constructive sales transaction with respect to an appreciated financial position, the Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

         Tax straddles. A Fund's investment in options, futures, or forwards contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

         Each of these investments by a Fund in complex securities is subject to special tax rules that could affect the amount, timing and/or character of income realized by the Fund and distributed to you.

BACKUP WITHHOLDING.

         By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

         o provide your correct social security or taxpayer identification number,
         o        certify that this number is correct,
         o        certify that you are not subject to backup withholding, and
         o certify that you are a U.S. person (including a U.S. resident alien).

         The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions of taxable income, capital gains or proceeds from the sale of your shares.

NON-U.S. INVESTORS.

         Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Foreign persons should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

         In general. The United States imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends.

         Exempt-Interest Dividends. In general, exempt-interest dividends are not subject to U.S. withholding tax.

         Capital Gain Dividends & Short-Term Capital Gain Dividends. In general, dividends paid by a Fund from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

         Interest-Related Dividends. Also, interest-related dividends paid by a Fund from qualified interest income are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an ordinary dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. In addition, each Fund reserves the right not to designate interest-related dividends where the amount designated would be de minimis on a per share basis. Also, third-party service providers may not be equipped or otherwise able to pass-through to shareholders designations by a Fund of interest-related dividends in cases where title to Fund shares is held in street name or through an omnibus account. As a consequence, a Fund (or third-party service provider) may overwithhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

         Other. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

         U.S. Estate Tax. A partial exemption from U.S estate tax may apply to stock in a Fund held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

         U.S. Tax Certification Rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

CERTAIN STATE TAX CONSEQUENCES OF INVESTING IN EACH OF THE FUNDS

         For a discussion regarding certain state tax consequences of investing in each of the Funds, please see the section entitled "Dividends, distributions and taxes" in the Prospectus.

         This discussion of "DISTRIBUTIONS" and "TAXES" is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund.

INVESTMENT MANAGER AND OTHER SERVICE PROVIDERS

         Delaware Management Company, a series of Delaware Management Business Trust (the "Manager"), located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to each Fund, subject to the supervision and direction of the its Board of Trustees. The Manager also provides investment management services to certain of the other Delaware Investments Funds. An affiliate of the Manager manages private investment accounts. While investment decisions for each Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for each Fund.

         The Manager and its predecessors have been managing the funds in the Delaware Investments family since 1938. On September 30, 2005, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $110.0 billion in assets in various institutional or separately managed, investment company and insurance accounts. The Manager is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The current Investment Management Agreement for each Fund is dated and was approved by Shareholders as follows:

         FUND                                     AGREEMENT DATE    APPROVED BY SHAREHOLDERS
         --------------------------------------  -----------------  ------------------------
         Tax-Free Arizona Insured Fund           November 1, 1999       November 1, 1999
         Tax-Free California Fund                November 1, 1999       November 1, 1999
         Tax-Free Colorado Fund                  November 1, 1999       November 1, 1999
         Tax-Free Florida Insured Fund           October 31, 2005        March 23, 2005
         Tax-Free Idaho Fund                     November 1, 1999       November 1, 1999
         Tax-Free Minnesota Fund                 November 1, 1999       November 1, 1999
         Tax-Free Minnesota Insured Fund         November 1, 1999       November 1, 1999
         Tax-Free Minnesota Intermediate Fund    November 1, 1999       November 1, 1999
         Minnesota High-Yield Fund                April 1, 1999          March 17, 1999
         Tax-Free Missouri Insured Fund          October 31, 2005        March 23, 2005
         Tax-Free New York Fund                  November 1, 1999       November 1, 1999
         Tax-Free Oregon Insured Fund            October 31, 2005        March 23, 2005

         Each Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund to which the Agreement relates, and only if the terms and the renewal thereof have been approved by the vote of a majority of the trustees of the Funds who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable without penalty on 60 days' notice by the trustees of the Funds or by the Manager. Each Agreement will terminate automatically in the event of its assignment.

         Under each Fund's current Investment Management Agreement, each Fund pays the Manager a monthly investment advisory fee equivalent on an annual basis, to the rates set forth below.

FUND                                                                            AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------------------   -------------------------------------------
Tax-Free Arizona Insured Fund            Tax-Free Minnesota Intermediate Fund   0.50% on the first $500 million;
Tax-Free Florida Insured Fund            Tax-Free Missouri Insured Fund         0.475% on the next $500 million;
Tax-Free Minnesota Insured Fund          Tax-Free Oregon Insured Fund           0.45% on the next $1.5 billion;
                                                                                0.425% on assets in excess of $2.5 billion

Tax-Free California Fund                 Tax-Free Minnesota Fund                0.55% on the first $500 million;
Tax-Free Colorado Fund                   Tax-Free New York Fund                 0.50% on the next $500 million;
Tax-Free Idaho Fund                      Minnesota High-Yield Fund              0.45% on the next $1.5 billion;
                                                                                0.425% on assets in excess of $2.5 billion

         The Manager has contracted to waive that portion, if any, of the annual management fees payable by a Fund and to pay that Fund's expenses to the extent necessary to ensure that such Fund's total operating expenses (excluding any 12b-1 Plan expenses, interest, taxes, brokerage fees, commissions, extraordinary expenses and certain insurance costs) do not exceed, on an annual basis, the amounts noted below as a percentage of the average daily net assets of that Fund through December 31, 2006.

Tax-Free Colorado Fund                       0.68%
Tax-Free Idaho Fund                          0.60%
Tax-Free Missouri Insured Fund               0.65%
Tax-Free Minnesota Fund                      0.68%
Tax-Free Minnesota Insured Fund              0.64%
Tax-Free California Fund                     0.63%
Tax-Free Minnesota Intermediate Fund         0.60%
Minnesota High-Yield Municipal Bond Fund     0.64%
Tax-Free New York Fund                       0.40%
Tax-Free Oregon Insured Fund                 0.60%
Tax-Free Arizona Insured Fund                0.50%
Tax-Free Florida Insured Fund                0.61%

         The Manager makes and implements all investment decisions on behalf of the Funds. The Funds pay all of their other expenses. Set forth below is information regarding the amount of investment advisory fees incurred, paid and waived, if any, by each Fund to the Manager during the periods indicated.

                                             INVESTMENT       INVESTMENT       FEES WAIVED
                                            ADVISORY FEES    ADVISORY FEES    AND EXPENSES
                                              INCURRED            PAID            PAID
                                           --------------   --------------   --------------
TAX-FREE ARIZONA INSURED FUND
                          9/1/04-8/31/05   $      740,634   $      576,427   $      164,207
                          9/1/03-8/31/04   $      746,015   $      746,015             None
                          9/1/02-8/31/03   $      806,609   $      728,033   $       78,576

TAX-FREE CALIFORNIA FUND
                          9/1/04-8/31/05   $      333,974   $      198,615   $      135,359
                          9/1/03-8/31/04   $      251,894   $       41,900   $      209,994
                          9/1/02-8/31/03   $      262,705   $       54,885   $      207,820

TAX-FREE COLORADO FUND
                          9/1/04-8/31/05   $    1,616,498   $    1,604,064   $       12,434
                          9/1/03-8/31/04   $    1,739,691   $    1,739,691             None
                          9/1/02-8/31/03   $    1,836,240   $    1,836,240             None

TAX-FREE FLORIDA INSURED FUND
                          9/1/04-8/31/05   $      496,063   $      401,574   $       94,489
                          9/1/03-8/31/04   $      497,310   $      462,241   $       35,069
                          9/1/02-8/31/03   $      548,852   $      507,357   $       41,495

TAX-FREE IDAHO FUND
                          9/1/04-8/31/05   $      465,268   $      377,761   $       87,507
                          9/1/03-8/31/04   $      470,303   $      470,303             None
                          9/1/02-8/31/03   $      444,719   $      388,483   $       56,236

                                             INVESTMENT       INVESTMENT       FEES WAIVED
                                            ADVISORY FEES    ADVISORY FEES    AND EXPENSES
                                              INCURRED            PAID            PAID
                                           --------------   --------------   --------------
TAX-FREE MINNESOTA FUND
                          9/1/04-8/31/05   $    2,102,998   $    2,055,132   $       47,866
                          9/1/03-8/31/04   $    2,051,409   $    2,051,409             None
                          9/1/02-8/31/03   $    2,085,202   $    2,085,202             None

TAX-FREE MINNESOTA INSURED FUND
                          9/1/04-8/31/05   $    1,259,671   $    1,228,812   $       30,859
                          9/1/03-8/31/04   $    1,295,636   $    1,295,636             None
                          9/1/02-8/31/03   $    1,326,132   $    1,326,132             None

TAX-FREE MINNESOTA INTERMEDIATE FUND

                          9/1/04-8/31/05   $      326,565   $      288,088   $       38,477
                          9/1/03-8/31/04   $      332,588   $      328,184   $        4,404
                          9/1/02-8/31/03   $      321,881   $      308,676   $       13,205

MINNESOTA HIGH-YIELD FUND
                          9/1/04-8/31/05   $      411,908   $      340,538   $       71,370
                          9/1/03-8/31/04   $      348,064   $      189,164   $      158,900
                          9/1/02-8/31/03   $      322,838   $      151,294   $      171,544

TAX-FREE MISSOURI INSURED FUND
                          9/1/04-8/31/05   $      256,217   $      244,827   $       11,390
                          9/1/03-8/31/04   $      262,747   $      262,747             None
                          9/1/02-8/31/03   $      270,332   $      270,332             None

TAX-FREE NEW YORK FUND
                          9/1/04-8/31/05   $       92,384   $       14,969   $       77,415
                          9/1/03-8/31/04   $       95,935   $        5,879   $       90,056
                          9/1/02-8/31/03   $       89,444             None   $       89,444

TAX-FREE OREGON INSURED FUND
                          9/1/04-8/31/05   $      226,722   $      188,195   $       38,527
                          9/1/03-8/31/04   $      225,404   $      203,948   $       21,456
                          9/1/02-8/31/03   $      203,522   $      153,468   $       50,054

         Except for those expenses borne by the Manager under the Investment Management Agreements and the Distributor under the Distribution Agreements, the Funds are responsible for all of their own expenses. Among others, these include the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

PORTFOLIO MANAGERS

         The following chart lists certain information about types of other accounts for which the portfolio manager is primarily responsible as of August 31, 2005.

                                                                                       TOTAL ASSETS
                                                                         NO. OF         IN ACCOUNTS
                                                                      ACCOUNTS WITH        WITH
                                        NO. OF       TOTAL ASSETS     PERFORMANCE-      PERFORMANCE-
NAME                                   ACCOUNTS         MANAGED        BASED FEES        BASED FEES
-----------------------------------   ----------   ----------------   -------------    -------------
JOSEPH R. BAXTER
Registered Investment Companies               23   $    3.6 billion              --               --
Other Pooled Investment Vehicles              --                 --              --               --
Other Accounts                                18   $    1.3 billion              --               --
ROBERT F. COLLINS
Registered Investment Companies               23   $    3.6 billion              --               --
Other Pooled Investment Vehicles              --                 --              --               --
Other Accounts                                18   $    1.3 billion              --               --

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

         Individual portfolio managers may perform investment management services for other accounts similar to those provided to the Funds and the investment action for each account and Fund may differ. For example, one account or Fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one account and Fund may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or Fund. The investment opportunity may be limited, however, so that all accounts and Funds for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

         A portfolio manager's management of personal accounts also may present certain conflicts of interest. While Delaware's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

COMPENSATION STRUCTURE

         Each portfolio's manager's compensation consists of the following:

         BASE SALARY - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

         BONUS - Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is first determined by mathematical equation based on all assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 50%-70% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund's Lipper peer group percentile ranking on a one-year and three-year basis, equally weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases on a one-year and three-year basis, with three-year performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile over the three-year period. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 30%-50% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

         DEFERRED COMPENSATION - Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

         STOCK OPTION INCENTIVE PLAN/EQUITY COMPENSATION PLAN - Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or "non-qualified" stock options). In addition, certain managers may be awarded restricted stock units, or "performance shares", in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.

         The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder.

         Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln's Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.

         OTHER COMPENSATION - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

OWNERSHIP OF SECURITIES

         As of August 31, 2005 the portfolio managers of the Funds owned the following amounts of Fund shares:

                                                                      DOLLAR RANGE OF FUND
PORTFOLIO MANAGER        FUND                                            SHARES OWNED(1)
----------------------   ------------------------------------------   --------------------
JOSEPH R. BAXTER         Tax-Free Arizona Insured Fund                        None
                         Tax-Free California Fund                             None
                         Tax-Free Colorado Fund                               None
                         Tax-Free Florida Insured Fund                        None
                         Tax-Free Idaho Fund                                  None
                         Tax-Free Minnesota Fund                              None
                         Tax-Free Minnesota Insured Fund                      None
                         Tax-Free Minnesota Intermediate Fund                 None
                         Minnesota High-Yield Municipal Bond Fund             None
                         Tax-Free Missouri Insured Fund                       None
                         Tax-Free New York Fund                               None
                         Tax-Free Oregon Insured Fund                         None

ROBERT F. COLLINS        Tax-Free Arizona Insured Fund                        None
                         Tax-Free California Fund                             None
                         Tax-Free Colorado Fund                               None
                         Tax-Free Florida Insured Fund                        None
                         Tax-Free Idaho Fund                                  None
                         Tax-Free Minnesota Fund                              None
                         Tax-Free Minnesota Insured Fund                      None
                         Tax-Free Minnesota Intermediate Fund                 None
                         Minnesota High-Yield Municipal Bond Fund             None
                         Tax-Free Missouri Insured Fund                       None
                         Tax-Free New York Fund                               None
                         Tax-Free Oregon Insured Fund                         None

(1) Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.

PROXY VOTING POLICY

         The Funds have formally delegated to its investment advisor, Delaware Management Company, the ability to make all proxy voting decisions in relation to portfolio securities held by a Fund. If and when proxies need to be voted on behalf of a Fund, the Manager will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Manager has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Manager's proxy voting process for the Funds. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Funds.

         In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Funds and other Manager clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for a Fund, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how a Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds' website at www.delawareinvestments.com; and (ii) on the Commission's website at www.sec.gov.

         The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Manager will also vote against management's recommendation when it believes that such position is not in the best interests of the Funds.

         As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Funds.

Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to management compensation plans are determined on a case-by-case basis; and (vii) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products.

         Because the Funds have delegated proxy voting to the Manager, the Funds are not expected to encounter any conflict of interest issues regarding proxy voting and therefore do not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Manager receives on behalf of the Funds are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Funds. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Funds.

DISTRIBUTION AND SERVICE

         The Distributor, Delaware Distributors, L.P. ("DDLP"), located at 2005 Market Street, Philadelphia, PA 19103-7094, acts as the national distributor of each Fund and for the other Delaware Investments Funds. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by each Fund on behalf of its Class A Shares, Class B Shares and Class C Shares under the 12b-1 Plan for each such Class.

         The Distributor received net commissions from each Fund on behalf of the Class A Shares, after allowances to dealers, as follows:

                                                                                      UNDERWRITING COMMISSIONS
                                            TOTAL UNDERWRITING COMMISSIONS             RETAINED BY UNDERWRITER
                                                 FISCAL YEAR ENDED 8/31                FISCAL YEAR ENDED 8/31
                                         ------------------------------------   ------------------------------------
FUND                                        2005         2004         2003         2005         2004         2003
--------------------------------------   ----------   ----------   ----------   ----------   ----------   ----------
Tax-Free Arizona Insured Fund            $  176,588   $  165,589   $  299,923   $   25,278   $   23,312   $   36,679
Tax-Free California Fund                 $  188,116   $   97,078   $  127,568   $   27,000   $   13,959   $   15,919
Tax-Free Colorado Fund                   $  206,829   $  226,129   $  403,094   $   29,656   $   30,881   $   47,613
Tax-Free Florida Insured Fund            $  105,454   $   76,924   $  115,078   $   14,945   $   10,391   $    5,379
Tax-Free Idaho Fund                      $  217,332   $  270,138   $  416,909   $   31,094   $   35,034   $   54,962
Tax-Free Minnesota Fund                  $  403,224   $  394,512   $  433,443   $   49,430   $   67,149   $   49,242
Tax-Free Minnesota Insured Fund          $  293,697   $  239,843   $  405,484   $   43,079   $   38,071   $   52,150
Tax-Free Minnesota Intermediate Fund     $   57,990   $   88,918   $   92,096   $   10,132   $   17,079   $   14,769
Minnesota High-Yield Fund                $  390,418   $  225,166   $  136,522   $   57,908   $   34,085   $   16,971
Tax-Free Missouri Insured Fund           $   37,231   $   29,997   $   49,812   $    5,743   $    4,824   $    6,900
Tax-Free New York Fund                   $   34,648   $   10,081   $   17,914   $    4,682   $    1,240   $    2,155
Tax-Free Oregon Insured Fund             $  137,233   $  135,128   $  193,588   $   26,600   $   22,365   $   24,860

         The Distributor received in the aggregate Limited CDSC payments with respect to Class A Shares of each Fund as follows:

                              LIMITED CDSC PAYMENTS
                                 CLASS A SHARES

                                               FISCAL YEAR ENDED 8/31
                                           ------------------------------
FUND                                         2005       2004       2003
----------------------------------------   --------   --------   --------
Tax-Free Arizona Insured Fund                   ---        ---   $  5,000
Tax-Free California Fund                        ---        ---        ---
Tax-Free Colorado Fund                          ---        ---   $ 10,056
Tax-Free Florida Insured Fund                   ---        ---   $    500
Tax-Free Idaho Fund                             ---        ---        ---
Tax-Free Minnesota Fund                         ---        ---   $ 10,071
Tax-Free Minnesota Insured Fund                 ---        ---        ---
Tax-Free Minnesota Intermediate Fund            ---        ---        ---
Minnesota High-Yield Fund                       ---        ---        ---
Tax-Free Missouri Insured Fund                  ---        ---        ---
Tax-Free New York Fund                          ---        ---        ---
Tax-Free Oregon Insured Fund                    ---        ---        ---

         The Distributor received in the aggregate CDSC payments with respect to Class B Shares of each Fund as follows:

                                  CDSC PAYMENTS
                                 CLASS B SHARES

                                                   FISCAL YEAR ENDED 8/31
                                           ------------------------------------
FUND                                          2005         2004         2003
----------------------------------------   ----------   ----------   ----------
Tax-Free Arizona Insured Fund              $   23,885   $   40,856   $   30,164
Tax-Free California Fund                   $   38,613   $   32,523   $   35,224
Tax-Free Colorado Fund                     $   10,372   $   15,634   $   45,798
Tax-Free Florida Insured Fund              $    4,959   $   29,747   $    9,216
Tax-Free Idaho Fund                        $   16,212   $   29,621   $   14,523
Tax-Free Minnesota Fund                    $   14,895   $   20,365   $   22,944
Tax-Free Minnesota Insured Fund            $   22,148   $   18,953   $   19,940
Tax-Free Minnesota Intermediate Fund       $    2,206   $    6,451   $    5,654
Minnesota High-Yield Fund                  $   14,176   $    7,867   $   18,889
Tax-Free Missouri Insured Fund             $    1,361   $   14,146   $    2,307
Tax-Free New York Fund                     $    7,044   $   10,900   $    6,138
Tax-Free Oregon Insured Fund               $    1,819   $   13,139   $   16,434

         The Distributor received in the aggregate CDSC payments with respect to Class C Shares of each Fund as follows:

                                  CDSC PAYMENTS
                                 CLASS C SHARES

                                                   FISCAL YEAR ENDED 8/31
                                           ------------------------------------
FUND                                          2005         2004         2003
----------------------------------------   ----------   ----------   ----------
Tax-Free Arizona Insured Fund              $      860   $    1,769   $    4,954
Tax-Free California Fund                   $    2,579   $    3,006   $    3,637
Tax-Free Colorado Fund                     $       19   $    1,459   $   10,918
Tax-Free Florida Insured Fund              $    3,159   $      235   $      570
Tax-Free Idaho Fund                        $    4,965   $    6,574   $    9,813
Tax-Free Minnesota Fund                    $    1,070   $      885   $    1,484
Tax-Free Minnesota Insured Fund            $    3,222   $    1,926   $    4,124
Tax-Free Minnesota Intermediate Fund       $      573   $        4   $    2,033
Minnesota High-Yield Fund                  $    1,121   $    2,178   $      546
Tax-Free Missouri Insured Fund             $    1,890   $      255   $      527
Tax-Free New York Fund                     $       74   $      336           --
Tax-Free Oregon Insured Fund               $      801   $    1,570   $    2,771

         Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as the Funds' financial intermediary wholesaler pursuant to a Second Amended and Restated Financial Intermediary Distribution Agreement with the Distributor dated August 21, 2003. LFD is primarily responsible for promoting the sale of the Fund shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"). The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055. The rate of compensation, which is calculated and paid monthly, to LFD for the sales of shares of the retail funds of Delaware Investments Family of Funds (excluding the shares of Delaware VIP Trust series, money market funds and house accounts and shares redeemed within 30 days of purchase) is a non-recurring fee equal to the amount shown below:

                                                          BASIS POINTS ON SALES
                                                          ---------------------
Retail Mutual Funds (Class A, B and C Shares)                     0.50%
Merrill Lynch Connect Program                                     0.25%
Registered Investment Advisors and
H.D. Vest Institutional Classes                                   0.45%
Citigroup Global Capital Markets, Inc.
(formerly Salomon Smith Barney) and
Delaware International Value Equity Fund Class I Shares              0%

         In addition to the non-recurring fee set forth above, the Distributor pays LFD a fee at the annual rate set forth below of the average daily net assets of Fund shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries, including those Fund shares sold before the date of this Agreement.

                                                          BASIS POINTS ON SALES
                                                          ---------------------
Retail Mutual Funds (including shares of money market
funds and house accounts and shares redeemed within
30 days of purchase)                                              0.04%
Merrill Lynch Connect Program                                        0%
Registered Investment Advisors and
H.D. Vest Institutional Classes                                   0.04%
Citigroup Global Capital Markets, Inc.
(formerly Salomon Smith Barney) and
Delaware International Value Equity Fund Class I Shares           0.04%

         The fees associated with LFD's services to the Funds are borne exclusively by the Distributor and not by the Funds.

TRANSFER AGENT

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as each Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to Shareholders Services Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. and, therefore, Lincoln National Corporation. The Transfer Agent also acts as shareholder servicing, dividend disbursing and transfer agent for the other Delaware Investments Funds. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge of $23.10 per annum for each open and closed account on the their records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis. These charges are assessed monthly on a pro rata basis and determined by using the number of accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees.

         Delaware Services Company, Inc. also provides accounting services to the Funds. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, Delaware Services Company, Inc. is paid a fee based on total assets of all of the Delaware Investments Funds for which it provides such accounting services. Such fee is equal to 0.04% multiplied by the total amount of assets in the complex for which Delaware Services Company, Inc. furnishes accounting services. The fees are charged to each Fund and the other Delaware Investments Funds, on an aggregate pro rata basis. The asset-based fee payable to the Delaware Services Company, Inc. is subject to a minimum fee calculation based on the type and number of classes per Fund.

       The Funds have authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Funds. For purposes of pricing, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.

CUSTODIAN

         Mellon Bank, N.A. ("Mellon"), One Mellon Center, Pittsburgh, PA 15285, is custodian of each Fund's securities and cash. As custodian for the Funds, Mellon maintains a separate account or accounts for each Fund, receives, holds and releases portfolio securities on account of each Fund, receives and disburses money on behalf of each Fund, and collects and receives income and other payments and distributions on account of each Fund's portfolio securities.

CODE OF ETHICS

         The Delaware Investments Funds, the Manager and the Distributor, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

OFFICERS AND TRUSTEES

       The business and affairs of the Funds are managed under the direction of its Board of Trustees. Certain officers and Trustees of the Funds hold identical positions in each of the other Delaware Investments Funds. As of November 30, 2005, the officers and Trustees of each investment company, as a group, owned less than 1% of the outstanding shares of each class of the Funds. The Funds' Trustees and principal officers are noted below along with their ages and their business experience for the past five years.

         Trustees and principal officers of the Funds are noted below along with their ages and their business experience for the past five years.

                                                                                               NUMBER OF
                                                                                           PORTFOLIOS IN FUND
                                                                                          COMPLEX OVERSEEN BY  OTHER DIRECTORSHIPS
NAME, ADDRESS AND       POSITION(S) HELD  LENGTH OF TIME  PRINCIPAL OCCUPATION(S) DURING   TRUSTEE/DIRECTOR      HELD BY TRUSTEE/
BIRTHDATE                  WITH FUNDS         SERVED               PAST 5 YEARS                OR OFFICER      DIRECTOR OR OFFICER
----------------------  ----------------  --------------  ------------------------------  -------------------  -------------------
INTERESTED TRUSTEES

JUDE T. DRISCOLL(2)         Chairman,        5 Years -      Mr. Driscoll has served in             87                  None
2005 Market Street      President, Chief     Executive     various executive capacities
Philadelphia, PA 19103      Executive         Officer     at different times at Delaware
                           Officer and                            Investments(1)
March 10, 1963               Trustee         2 Years -
                                              Trustee

INDEPENDENT TRUSTEES

THOMAS L. BENNETT            Trustee        Since March         Private Investor -                 87                  None
2005 Market Street                            23, 2005        (March 2004 - Present)
Philadelphia, PA 19103
                                                               Investment Manager -
October 4, 1947                                                Morgan Stanley & Co.
                                                            (January 1984 - March 2004)

JOHN A. FRY                  Trustee          4 Years               President -                    87               Director -
2005 Market Street                                          Franklin & Marshall College                          Community Health
Philadelphia, PA 19103                                         (June 2002 - Present)                                 Systems

May 28, 1960                                                Executive Vice President -
                                                            University of Pennsylvania
                                                             (April 1995 - June 2002)

ANTHONY D. KNERR             Trustee         12 Years       Founder/Managing Director -            87                  None
2005 Market Street                                          Anthony Knerr & Associates
Philadelphia, PA 19103                                        (Strategic Consulting)
                                                                 (1990 - Present)
December 7, 1938

LUCINDA S. LANDRETH          Trustee        Since March     Chief Investment Officer -             87                  None
2005 Market Street                            23, 2005            Assurant, Inc.
Philadelphia, PA 19103                                              (Insurance)
                                                                   (2002 - 2004)
June 24, 1947

                                                                                               NUMBER OF
                                                                                           PORTFOLIOS IN FUND
                                                                                          COMPLEX OVERSEEN BY  OTHER DIRECTORSHIPS
NAME, ADDRESS AND       POSITION(S) HELD  LENGTH OF TIME  PRINCIPAL OCCUPATION(S) DURING   TRUSTEE/DIRECTO R     HELD BY TRUSTEE/
BIRTHDATE                  WITH FUNDS         SERVED               PAST 5 YEARS                OR OFFICER      DIRECTOR OR OFFICER
----------------------  ----------------  --------------  ------------------------------  -------------------  -------------------
INDEPENDENT TRUSTEES (continued)

ANN R. LEVEN                 Trustee         16 Years     Treasurer/Chief Fiscal Officer           87            Director and Audit
2005 Market Street                                           - National Gallery of Art                               Committee
Philadelphia, PA 19103                                             (1994 - 1999)                                   Chairperson -
                                                                                                                    Andy Warhol
November 1, 1940                                                                                                     Foundation

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                   Systemax Inc.

THOMAS F. MADISON            Trustee         11 Years        President/Chief Executive             87                Director -
2005 Market Street                                         Officer - MLM Partners, Inc.                            Banner Health
Philadelphia, PA 19103                                      (Small Business Investing &
                                                                   Consulting)                                       Director -
February 25, 1936                                            (January 1993 - Present)                           Center Point Energy

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Rimage Corporation

                                                                                                                     Director -
                                                                                                                Valmont Industries,
                                                                                                                        Inc.

JANET L. YEOMANS             Trustee          6 Years        Vice President/Mergers &              87                   None
2005 Market Street                                                Acquisitions -
Philadelphia, PA 19103                                            3M Corporation
                                                             (January 2003 - Present)
July 31, 1948
                                                                 Ms. Yeomans has
                                                                  held various
                                                                   management
                                                                 positions at 3M
                                                             Corporation since 1983.

J. RICHARD ZECHER            Trustee        Since March              Founder -                     87            Director and Audit
2005 Market Street                           23, 2005          Investor Analytics                                Committee Member -
Philadelphia, PA 19103                                          (Risk Management)                                Investor Analytics
                                                              (May 1999 - Present)
July 3, 1940                                                                                                     Director and Audit
                                                                                                                 Committee Member -
                                                                                                                    Oxigene, Inc.

                                                                                               NUMBER OF
                                                                                           PORTFOLIOS IN FUND
                                                                                          COMPLEX OVERSEEN BY  OTHER DIRECTORSHIPS
NAME, ADDRESS AND       POSITION(S) HELD  LENGTH OF TIME  PRINCIPAL OCCUPATION(S) DURING   TRUSTEE/DIRECTOR      HELD BY TRUSTEE/
BIRTHDATE                  WITH FUNDS         SERVED               PAST 5 YEARS                OR OFFICER      DIRECTOR OR OFFICER
----------------------  ----------------  --------------  ------------------------------  -------------------  -------------------
OFFICERS

MICHAEL P. BISHOF          Senior Vice         Chief         Mr. Bishof has served in              87                None(3)
2005 Market Street        President and      Financial     various executive capacities
Philadelphia, PA 19103   Chief Financial   Officer since  at different times at Delaware
                             Officer       February 17,             Investments
August 18, 1962                                2005

DAVID F. CONNOR          Vice President/   Since October     Mr. Connor has served in              87                None(3)
2005 Market Street       Deputy General      25, 2005      various executive capacities
Philadelphia, PA 19103  Counsel/Secretary                 at different times at Delaware
                                                                    Investments
December 2, 1963

DAVID P. O'CONNOR          Senior Vice     Since October    Mr. O'Connor has served in             87                None(3)
2005 Market Street      President/General    25, 2005      various executive capacities
Philadelphia, PA 19103    Counsel/Chief                   at different times at Delaware
                          Legal Officer                             Investments
February 21, 1966

JOHN J. O'CONNOR           Senior Vice       Treasurer      Mr. O'Connor has served in             87                None(3)
2005 Market Street        President and   since February   various executive capacities
Philadelphia, PA 19103      Treasurer        17, 2005     at different times at Delaware
                                                                    Investments
June 16, 1957

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Funds' investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Funds' manager and distributor.
(3) Messrs. Bishof, Connor, David P. O'Connor and John J. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter and transfer agent as the registrant.

         Following is additional information regarding investment professionals affiliated with the Funds, along with their ages and their business experience for the past five years.

NAME, ADDRESS AND                                                                   PRINCIPAL OCCUPATION(S) DURING PAST
BIRTHDATE                 POSITION(S) HELD WITH THE FUNDS    LENGTH OF TIME SERVED                5 YEARS
----------------------  -----------------------------------  ---------------------  -----------------------------------
JOSEPH R. BAXTER           Senior Vice President/Head of            6 Years           During the past five years, Mr.
2005 Market Street           Municipal Bond Investments                                 Baxter has served in various
Philadelphia, PA 19103                                                                capacities at different times at
                                                                                           Delaware Investments.
July 31, 1958

ROBERT F. COLLINS         Vice President/Senior Portfolio           1 Year          Prior to June 25, 2004, Mr. Collins
2005 Market Street                    Manager                                       had served in various capacities as
Philadelphia, PA 19103                                                                 a Vice President, Director of
                                                                                        Portfolio Management of the
May 26, 1956                                                                         Municipal Investment Group at PNC
                                                                                                 Advisors.

         The following table shows each Trustee's ownership of shares of each Fund and of all Delaware Investments funds as of December 31, 2004, unless otherwise noted.

                                                   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                        DOLLAR RANGE OF EQUITY   REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN
NAME                    SECURITIES IN THE FUNDS             FAMILY OF INVESTMENT COMPANIES
----------------------  -----------------------  ------------------------------------------------------
Jude T. Driscoll                 None                               Over $100,000
Walter P. Babich(1)              None                               Over $100,000
Thomas L. Bennett(2)             None                                    None
John H. Durham(1)                None                               Over $100,000
John A. Fry                      None                              Over $100,000(3)
Anthony D. Knerr                 None                             $10,001 - $50,000
Lucinda S. Landreth(2)           None                                    None
Ann R. Leven                     None                               Over $100,000
Thomas F. Madison                None                             $10,001 - $50,000
Janet L. Yeomans                 None                             $50,001 - $100,000
J. Richard Zecher(2)             None                                    None

(1)  Trustee retired from the Board on March 22, 2005.
(2) Trustee elected to the Board on March 23, 2005; information provided as of that date.
(3) As of December 31, 2004, John A. Fry held assets in a 529 Plan account. Under the terms of the Plan, a portion of the assets held in the Plan may be invested in the Funds. Mr. Fry held no shares of the Funds outside of the Plan as of December 31, 2004.

         The following is are compensation tables listing for each Trustee/Director entitled to receive compensation, the aggregate compensation expected to be received from each investment company noted below during the actual fiscal year and the total compensation received from all investment companies in the Delaware Investments family for the fiscal period ended August 31, 2005 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Trustees/Directors as of August 31, 2005. Only the independent Trustees of the Funds receive compensation from the Funds.

                                                                                                                      TOTAL
                                                                                                                  COMPENSATION
                                                                                                                   FROM ALL 32
                                                     DELAWARE                                                       INVESTMENT
                      VOYAGEUR       VOYAGEUR       INVESTMENTS                      VOYAGEUR                       COMPANIES
                       INSURED     INTERMEDIATE      MUNICIPAL       VOYAGEUR      MUTUAL FUNDS    VOYAGEUR TAX    IN DELAWARE
TRUSTEE/DIRECTOR(1)     FUNDS     TAX FREE FUNDS      TRUST        MUTUAL FUNDS         II          FREE FUNDS    INVESTMENTS(2)
-------------------  -----------  --------------  --------------  --------------  --------------  --------------  --------------
Thomas L. Bennett    $     1,043  $          163  $          527  $          878  $          737  $          980  $       54,167
John A. Fry(3)       $     2,521  $          414  $        1,432  $        2,100  $        1,857  $        2,406  $      113,417
Anthony D. Knerr     $     2,699  $          446  $        1,542  $        2,247  $        1,992  $        2,577  $      136,567
Lucinda S. Landreth  $     1,043  $          163  $          527  $          879  $          737  $          980  $       54,267
Ann R. Leven         $     2,733  $          449  $        1,556  $        2,279  $        2,016  $        2,613  $      138,750
Thomas F. Madison    $     2,592  $          425  $        1,469  $        2,162  $        1,909  $        2,476  $      131,667
Janet L. Yeomans     $     2,512  $          413  $        1,428  $        2,094  $        1,852  $        2,400  $      127,500
J. Richard Zecher    $     1,043  $          163  $          527  $          878  $          737  $          980  $       54,167

   PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF EACH INVESTMENT COMPANY'S
                                    EXPENSES

                                                                                                              TOTAL
                                                                                                           COMPENSATION
                                                                                                           FROM ALL 32
                      DELAWARE                                                                              INVESTMENT
                     INVESTMENTS                    VOYAGEUR                                    VOYAGEUR    COMPANIES
                      MUNICIPAL     VOYAGEUR      INTERMEDIATE     VOYAGEUR       VOYAGEUR      TAX FREE   IN DELAWARE
TRUSTEE/DIRECTOR(1)     TRUST     INSURED FUNDS  TAX FREE FUNDS  MUTUAL FUNDS  MUTUAL FUNDS II   FUNDS    INVESTMENTS(2)
-------------------  -----------  -------------  --------------  ------------  ---------------  --------  --------------
Thomas L. Bennett       None          None            None           None           None          None         None
John A. Fry             None          None            None           None           None          None         None
Anthony D. Knerr        None          None            None           None           None          None         None
Lucinda S. Landreth     None          None            None           None           None          None         None
Ann R. Leven            None          None            None           None           None          None         None
Thomas F. Madison       None          None            None           None           None          None         None
Janet L. Yeomans        None          None            None           None           None          None         None
J. Richard Zecher       None          None            None           None           None          None         None

(1) Under the terms of the Delaware Investments Retirement Plan for Trustees/Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as Trustee/Director for a period equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible Trustee/Director retired as of August 31, 2005, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a trustee or director, based on the number of investment companies in the Delaware Investments family as of that date.

(2) Each independent Trustee/Director currently receives a total annual retainer fee of $80,000 for serving as a Trustee/Director for all 32 investment companies in Delaware Investments, plus $5,000 for each Board Meeting attended. The following compensation is in the aggregate from all investment companies in the complex. Members of the audit committee receive additional compensation of $2,500 for each meeting. Members of the nominating committee receive additional compensation of $1,700 for each meeting. In addition, the chairpersons of the audit and nominating committees each receive an annual retainer of $15,000. The Coordinating Trustee/Director of the Delaware Investments Funds receives an additional retainer of $35,000.

(3) In addition to this compensation, for the 12-month period ended on August 31, 2005, Mr. Fry received $14,108 in professional fees from Voyageur Funds for services provided to the Trust's Board.

         The Board of Trustees has the following committees:

         AUDIT COMMITTEE. This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' independent auditors and the full Board of Trustees. The Audit Committee of the Funds consists of the following four independent trustees appointed by the Board: Thomas F. Madison, Chairperson; Jan L. Yeomans, Thomas L. Bennett and J. Richard Zecher. The Audit Committee held four meetings during the Trust's last fiscal year.

         NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. This committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee also monitors the performance of counsel for independent trustees. The Nominating Committee will consider selections for Board of Trustees nominations from shareholders. Shareholders may send their recommended selections to the attention of the Funds' Secretary at the Funds' principal business address. The Nominating Committee of the Funds currently consists of the following three trustees/directors appointed by the Board: John
A. Fry, Chairperson; Anthony D. Knerr and Lucinda S. Landreth; Ann R. Leven is an ex officio member, all of whom are independent. The Nominating Committee held nine meetings during the Trust's last fiscal year.

         INDEPENDENT TRUSTEE COMMITTEE. This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees and its activities. The Independent Trustee Committee consists of all of the Trustees who are not considered "interested persons" as defined in the 1940 Act. The Independent Trustee Committee held six meetings during the Trust's last fiscal year.

GENERAL INFORMATION

         The shares of the Funds constitute separate series of parent entities, which are open-end investment companies. Each Fund is non-diversified as defined by the Investment Company Act of 1940. The table below shows each Fund's original and current form of organization.

                                             ORIGINAL FORM OF         CURRENT FORM OF ORGANIZATION
PARENT                                     ORGANIZATION (DATE)                   (DATE)
------------------------------------   ----------------------------   ----------------------------
DELAWARE INVESTMENTS MUNICIPAL TRUST
(FORMERLY VOYAGEUR INVESTMENT TRUST)   Massachusetts Business Trust     Delaware Statutory Trust
Tax-Free Florida Insured Fund              (September 16, 1991)              (May 19, 2005)
Tax-Free Missouri Insured Fund
Tax-Free Oregon Insured Fund

VOYAGEUR INSURED FUNDS
Tax-Free Arizona Insured Fund              Minnesota Corporation        Delaware Statutory Trust
Tax-Free Minnesota Insured Fund              (January 6, 1987)             (November 1, 1999)

VOYAGEUR INTERMEDIATE TAX FREE FUNDS       Minnesota Corporation        Delaware Statutory Trust
Tax-Free Minnesota Intermediate Fund        (January 21, 1985)             (November 1, 1999)

VOYAGEUR MUTUAL FUNDS
Tax-Free California Fund                   Minnesota Corporation        Delaware Statutory Trust
Tax-Free Idaho Fund                          (April 14, 1993)              (November 1, 1999)
Tax-Free New York Fund
Minnesota High-Yield Fund

VOYAGEUR MUTUAL FUNDS II                   Minnesota Corporation        Delaware Statutory Trust
Tax-Free Colorado Fund                      (January 13, 1987)             (November 1, 1999)

VOYAGEUR TAX FREE FUNDS                    Minnesota Corporation        Delaware Statutory Trust
Tax-Free Minnesota Fund                     (November 10, 1983)            (November 1, 1999)

         DMH Corp., Delaware Investments U.S., Inc., Delaware General Management, Inc., Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Delaware Management Trust Company, Delaware Management Business Trust, Delaware Asset Advisers (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust), Delaware Capital Management (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Retirement Financial Services, Inc. and LNC Administrative Services Corporation are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH is an indirect, wholly owned subsidiary, and subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries.

CAPITALIZATION

         Each Trust has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class.

         While all shares have equal voting rights on matters affecting each corporate entity, shareholders of each Fund would vote separately on any matter, such as any change in its own investment objective and policies or action to dissolve a Fund and as prescribed by the 1940 Act. Shares of a Fund have a priority in the assets of that Fund, and in gains on and income from the portfolio of such Fund. Class A Shares, Class B Shares and Class C Shares of each Fund represent a proportionate interest in the assets of a Fund and have the same voting and other rights and preferences, except that, as a general matter, Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by a Fund under the Plan relating to the respective Class A Shares. The shares of each Class have no preemptive rights are fully transferable and, when issued, are fully paid and non-assessable.

NON-CUMULATIVE VOTING

         Each investment company's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares an investment company voting for the election of trustees can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.

LEGAL COUNSEL

         Stradley Ronon Stevens & Young, LLP serves as the Funds' legal counsel.

FINANCIAL STATEMENTS

         Ernst & Young LLP, which is located at 2001 Market Street, Philadelphia, PA 19013, serves as the independent registered public accounting firm for each Fund and, in its capacity as such, audits the annual financial statements of the Funds. Each Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the reports of Ernst & Young LLP for the fiscal year ended August 31, 2005 are included in each Fund's Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP are incorporated by reference from the Annual Reports into this Part B.

PRINCIPAL HOLDERS

         As of November 30, 2005, management believes the following accounts held 5% or more of a Class of shares of a Fund. The Funds have no knowledge of beneficial ownership.

FUND/CLASS                               NAME AND ADDRESS OF ACCOUNT        PERCENTAGE
--------------------------------------   --------------------------------   ----------
Delaware Tax-Free Arizona Insured Fund   MLPF&S FBO its Customers                7.37%
Class A Shares                           Attn Fund Administration
                                         4800 Deer Lake Dr. E., 2nd Floor
                                         Jacksonville, FL 32246

FUND/CLASS                               NAME AND ADDRESS OF ACCOUNT        PERCENTAGE
--------------------------------------   --------------------------------   ----------
                                         Citigroup Global Markets, Inc.          6.89%
                                         Attn: Peter Booth, 7th Floor
                                         333 W. 34th Street
                                         New York, NY 10001

Delaware Tax-Free Arizona Insured Fund   MLPF&S FBO its Customers               10.06%
Class B Shares                           Attn Fund Administration
                                         4800 Deer Lake Dr. E., 2nd Floor
                                         Jacksonville, FL 32246

Delaware Tax-Free Arizona Insured Fund   MLPF&S FBO its Customers               17.58%
Class C Shares                           Attn Fund Administration
                                         4800 Deer Lake Dr. E., 2nd Floor
                                         Jacksonville, FL 32246

Delaware Tax-Free California Fund        MLPF&S FBO its Customers               12.33%
Class A Shares                           Attn Fund Administration
                                         4800 Deer Lake Dr. E., 2nd Floor
                                         Jacksonville, FL 32246

                                         NFS LLC FEBO its Customer               7.92%
                                         539 E. Walnut Ave.
                                         Burbank, CA 91501

                                         Citigroup Global Markets, Inc.          7.08%
                                         Attn: Peter Booth, 7th Floor
                                         333 W. 34th Street
                                         New York, NY 10001

Delaware Tax-Free California Fund        Citigroup Global Markets, Inc.         14.51%
Class B Shares                           Attn: Peter Booth, 7th Floor
                                         333 W. 34th Street
                                         New York, NY 10001

                                         MLPF&S FBO its Customers                9.03%
                                         Attn Fund Administration
                                         4800 Deer Lake Dr. E., 2nd Floor
                                         Jacksonville, FL 32246

Delaware Tax-Free California Fund        MLPF&S FBO its Customers               21.00%
Class C Shares                           Attn Fund Administration
                                         4800 Deer Lake Dr. E., 2nd Floor
                                         Jacksonville, FL 32246

                                         Citigroup Global Markets, Inc.          7.72%
                                         Attn: Peter Booth, 7th Floor
                                         333 W. 34th Street
                                         New York, NY 10001

Delaware Tax-Free Colorado Fund Class    Citigroup Global Markets, Inc.          5.92%
A Shares                                 Attn: Peter Booth, 7th Floor
                                         333 W. 34th Street
                                         New York, NY 10001

Delaware Tax-Free Colorado Fund          Wells Fargo Investments LLC             6.59%
Class B Shares                           FBO its Customer
                                         608 2nd Ave. S., Floor 8
                                         Minneapolis, MN 55402

                                         MLPF&S FBO its Customers                6.07%
                                         Attn Fund Administration
                                         4800 Deer Lake Dr. E., 2nd Floor
                                         Jacksonville, FL 32246

Delaware Tax-Free Colorado Fund          MLPF&S FBO its Customers               14.43%
Class C Shares                           Attn Fund Administration
                                         4800 Deer Lake Dr. E., 2nd Floor
                                         Jacksonville, FL 32246

FUND/CLASS                               NAME AND ADDRESS OF ACCOUNT        PERCENTAGE
--------------------------------------   --------------------------------   ----------
                                         Citigroup Global Markets, Inc.          6.23%
                                         Attn: Peter Booth, 7th Floor
                                         333 W. 34th Street
                                         New York, NY 10001

Delaware Tax-Free Florida Insured Fund   Citigroup Global Markets, Inc.         15.97%
Class A Shares                           Attn: Peter Booth, 7th Floor
                                         333 W. 34th Street
                                         New York, NY 10001

                                         MLPF&S FBO its Customers                6.34%
                                         Attn Fund Administration
                                         4800 Deer Lake Dr. E., 2nd Floor
                                         Jacksonville, FL 32246

Delaware Tax-Free Florida Insured Fund   MLPF&S FBO its Customers               21.01%
Class B Shares                           Attn Fund Administration
                                         4800 Deer Lake Dr. E., 2nd Floor
                                         Jacksonville, FL 32246

Delaware Tax-Free Florida Insured Fund   MLPF&S FBO its Customers               20.42%
Class C Shares                           Attn Fund Administration
                                         4800 Deer Lake Dr. E., 2nd Floor
                                         Jacksonville, FL 32246

                                         Raymond James & Assoc. Inc              8.83%
                                         FBO its Customer
                                         880 Carillon Pkwy
                                         St. Petersburg, FL 33716

                                         Pershing LLC                            7.44%
                                         P.O. Box 2052
                                         Jersey City, NJ 07303

                                         Pershing LLC                            6.74%
                                         P.O. Box 2052
                                         Jersey City, NJ 07303

Delaware Tax-Free Idaho Fund             MLPF&S FBO its Customers                5.16%
Class A Shares                           Attn Fund Administration
                                         4800 Deer Lake Dr. E., 2nd Floor
                                         Jacksonville, FL 32246

Delaware Tax-Free Idaho Fund             MLPF&S FBO its Customers                7.48%
Class B Shares                           Attn Fund Administration
                                         4800 Deer Lake Dr. E., 2nd Floor
                                         Jacksonville, FL 32246

                                         Citigroup Global Markets, Inc.          7.17%
                                         Attn: Peter Booth, 7th Floor
                                         333 W. 34th Street
                                         New York, NY 10001

Delaware Tax-Free Idaho Fund             MLPF&S FBO its Customers                7.17%
Class C Shares                           Attn Fund Administration
                                         4800 Deer Lake Dr. E., 2nd Floor
                                         Jacksonville, FL 32246

Delaware Tax-Free Minnesota Fund         MLPF&S FBO its Customers                4.62%
Class A Shares                           Attn Fund Administration
                                         4800 Deer Lake Dr. E., 2nd Floor
                                         Jacksonville, FL 32246

Delaware Tax-Free Minnesota Fund         MLPF&S FBO its Customers               14.01%
Class B Shares                           Attn Fund Administration
                                         4800 Deer Lake Dr. E., 2nd Floor
                                         Jacksonville, FL 32246

Delaware Tax-Free Minnesota Fund         MLPF&S FBO its Customers               12.24%
Class C Shares                           Attn Fund Administration
                                         4800 Deer Lake Dr. E., 2nd Floor
                                         Jacksonville, FL 32246

FUND/CLASS                               NAME AND ADDRESS OF ACCOUNT        PERCENTAGE
--------------------------------------   --------------------------------   ----------
Delaware Tax-Free Minnesota Insured      MLPF&S FBO its Customers                5.57%
Fund Class B Shares                      Attn Fund Administration
                                         4800 Deer Lake Dr. E., 2nd Floor
                                         Jacksonville, FL 32246

Delaware Tax-Free Minnesota Insured      MLPF&S FBO its Customers                7.19%
Fund Class C Shares                      Attn Fund Administration
                                         4800 Deer Lake Dr. E., 2nd Floor
                                         Jacksonville, FL 32246

                                         U.S. Bancorp Investments, Inc.          6.97%
                                         FBO its Customer
                                         60 Livingston Ave.
                                         Saint Paul, MN 55107

Delaware Tax-Free Minnesota              Piper Jaffray & Co.                    11.12%
Intermediate Fund Class B Shares         FBO its Customer
                                         800 Nicollet Mall
                                         Minneapolis, MN 55402

                                         U.S. Bancorp Investments, Inc.         10.44%
                                         FBO its Customer
                                         100 S. 5th St., Suite 1400
                                         Minneapolis, MN 55402

                                         Piper Jaffray & Co.                     5.96%
                                         FBO its Customer
                                         800 Nicollet Mall
                                         Minneapolis, MN 55402

                                         Wells Fargo Investments LLC             5.63%
                                         FBO its Customer
                                         608 2nd Ave. S., Floor 8
                                         Minneapolis, MN 55402

Delaware Tax-Free Minnesota              Pershing LLC                            8.58%
Intermediate Fund Class C Shares         P.O. Box 2052
                                         Jersey City, NJ 07303

Delaware Minnesota High-Yield            MLPF&S FBO its Customers                8.80%
Municipal Bond Fund Class C Shares       Attn Fund Administration
                                         4800 Deer Lake Dr. E., 2nd Floor
                                         Jacksonville, FL 32246

Delaware Tax-Free Missouri Insured       Citigroup Global Markets, Inc.          9.47%
Fund Class A Shares                      Attn: Peter Booth, 7th Floor
                                         333 W. 34th Street
                                         New York, NY 10001

                                         SEI Trust                               7.79%
                                         c/o Central Bank
                                         Attn: Mutual Funds
                                         One Freedom Valley Drive
                                         Oaks, PA 19456

Delaware Tax-Free Missouri Insured       U.S. Bancorp Investments, Inc.         10.78%
Fund Class B Shares                      FBO its Customer
                                         100 S. 5th St., Suite 1400
                                         Minneapolis, MN 55402

                                         MLPF&S FBO its Customers                6.94%
                                         Attn Fund Administration
                                         4800 Deer Lake Dr. E., 2nd Floor
                                         Jacksonville, FL 32246

Delaware Tax-Free Missouri Insured       MLPF&S FBO its Customers               49.48%
Fund Class C Shares                      Attn Fund Administration
                                         4800 Deer Lake Dr. E., 2nd Floor
                                         Jacksonville, FL 32246

FUND/CLASS                               NAME AND ADDRESS OF ACCOUNT        PERCENTAGE
--------------------------------------   --------------------------------   ----------
                                         Mary Ann Robinson as Conservator       11.85%
                                         2818 W. Lakeview Dr.
                                         Poplar Bluff, MO 63901

                                         Lawrence C. Fagan, Trustee              8.43%
                                         HC 73 Box 2215
                                         Fairdealing, MO 63939

                                         Dessie I. Renard, Trustee               6.55%
                                         500 Bearden Rd.
                                         Poplar Bluff, MO 63901

Delaware Tax-Free New York Fund          Roberta B. Wendel                      13.86%
Class A Shares                           143 Westhaven Rd.
                                         Ithaca, NY 14850

Delaware Tax-Free New York Fund          MLPF&S FBO its Customers               14.07%
Class B Shares                           Attn Fund Administration
                                         4800 Deer Lake Dr. E., 2nd Floor
                                         Jacksonville, FL 32246

                                         Pershing LLC                            7.27%
                                         P.O. Box 2052
                                         Jersey City, NJ 07303

                                         Dean Witter                             5.50%
                                         FBO its Customer
                                         P.O. Box 250
                                         New York, NY 10008

                                         NFS LLC                                 5.26%
                                         FEBO its Customer
                                         80 Forsyth St.
                                         New York, NY 10002

                                         First Clearing LLC                      5.06%
                                         FBO its Customer
                                         1320 131st Street
                                         College Point, NY 11356

Delaware Tax-Free New York Fund          RBC Dain Rauscher Inc.                 28.95%
Class C Shares                           FBO its Customer
                                         59 Weaver Street
                                         Scarsdale, NY 10583

                                         UBS Financial Services Inc.            17.59%
                                         FBO its Customer
                                         12711 Northern Blvd.
                                         Flushing, NY 11354

                                         Pershing LLC                           12.59%
                                         P.O. Box 2052
                                         Jersey City, NJ 07303

                                         M. Newhouse, D. Newhouse &
                                         J. Newhouse, Trustees                   8.94%
                                         150 Spanish Trl., Apt. E
                                         Rochester, NY 14612

                                         Pershing LLC                            8.90%
                                         P.O. Box 2052
                                         Jersey City, NJ 07303

                                         First Clearing Corporation              6.61%
                                         FBO its Customer
                                         786 Hillside Ave.
                                         Rochester, NY 14618

Delaware Tax-Free Oregon Insured Fund    Citigroup Global Markets, Inc.         11.47%
Class B Shares                           Attn: Peter Booth, 7th Floor
                                         333 W. 34th Street
                                         New York, NY 10001

FUND/CLASS                               NAME AND ADDRESS OF ACCOUNT        PERCENTAGE
--------------------------------------   --------------------------------   ----------
Delaware Tax-Free Oregon Insured         Janet P. Koennecke                     12.65%
Class C Shares                           4865 NW Neskowin
                                         Portland, OR 97229

                                         MLPF&S FBO its Customers               11.78%
                                         Attn Fund Administration
                                         4800 Deer Lake Dr. E., 2nd Floor
                                         Jacksonville, FL 32246

                                         Wedbush Morgan Securities               7.29%
                                         FBO its Customer
                                         Los Angeles, CA 90017

APPENDIX A - SPECIAL FACTORS AFFECTING THE FUNDS

         The following information is a brief summary of particular state factors affecting the Funds and does not purport to be a complete description of such factors. The financial condition of a state, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the respective state Fund, or result in the default of existing obligations, including obligations which may be held by a Fund. Further, each state faces numerous forms of litigation seeking significant damages that, if awarded, may adversely affect the financial situation of such state or issuers located in such state. It should be noted that the creditworthiness of obligations issued by local issues may be unrelated to the creditworthiness of a state, and there is no obligation on the part of a state to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by a state.

         Bond ratings received on a state's general obligation bonds, if any, may be discussed below. Moody's, S&P and/or Fitch provide an assessment/rating of the creditworthiness of an obligor. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by the rating service from other sources it considers reliable. Each rating service does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by any such rating agencies, if in their respective judgments, circumstances so warrant.

         A revision or withdrawal of any such credit rating could have an effect on the market price of the related debt obligations. An explanation of the significance and status of such credit ratings may be obtained from the rating agencies furnishing the same. In addition, a description of Moody's and S&P's bond ratings is set forth in Appendix B.

         The information contained below is based primarily upon information derived from state official statements, Certified Annual Financial Reports, state and industry trade publications, newspaper articles, other public documents relating to securities offerings of issuers of such states, and other historically reliable sources. It is only a brief summary of the complex factors affecting the financial situation in various states discussed. It has not been independently verified by the Funds. The Funds make no representation or warranty regarding the completeness or accuracy of such information. The market value of shares of any Fund may fluctuate due to factors such as changes in interest rates, matters affecting a particular state, or for other reasons.

FACTORS AFFECTING THE TAX-FREE ARIZONA INSURED FUND

         Economic Condition and Outlook. Arizona's economy entered the new millennium with great zeal. However, in 2001 and 2002 Arizona's economy was dealt a series of economic blows as a drought sharply curtailed winter and summer activity in trade and services (of which many are tourism industries). This was worsened as fires ravaged several areas of the State, resulting in park closures and the loss of homes and businesses. The economy recovered relatively quickly following the 2002 economic downturn. The Arizona Department of Economic Security, Research Administration ("RA") forecasts indicate continued growth with a subtle slowing in 2006. The RA forecasts continue to call for almost all major industries to show job growth through 2006. However, recent events associated with rising energy costs suggest caution and may likely result in a dampening effect to the nation's and Arizona's economy.

         The October 2005 seasonally adjusted unemployment rate for Arizona was 4.9% (compared with 5.0% for the United States). The October 2005 rates for the Phoenix and Tucson MSAs (metropolitan statistical areas) were 4.3% and 3.7%, respectively. Arizona's economy has been adding jobs for more than two years and is expected to continue expanding through 2006. The RA, in its 2005-2006 forecast, projects a 4.6% increase in non-farm jobs in 2005 and a 3.7% increase in 2006.

         RA expects manufacturing jobs will add 4,800 jobs for an expansion rate of 1.5% in 2005 and 1.2% in 2006. The sector is expected to experience expansion as a result of an anticipated increase in defense contracts. Fueled by population growth and the corresponding need to expand infrastructure, Arizona's construction industry continues to exhibit strong growth, with 13,900 jobs gained in 2004. RA's forecast calls for an increase of 20,900 construction jobs over 2005 and 18,900 construction jobs over 2006. Mining and natural resources gained 400 jobs in 2004 and is forecast to increase 11% in 2005 with a gain of 900 jobs and 8% in 2006 with a gain of 800 jobs. A labor dispute and strike in 2005 resulted in a temporary decrease in natural resources and mining employment.

         In all, RA's forecast calls for an increase of 37,000 trade jobs from 2004 to 2006 with a growth rate of 5.6% for 2005 and 3.8% for 2006. The transportation, communications, and utilities group shows a reduced growth rate. The sector is forecast to add 2,400 jobs, for a growth rate of 1.8% in 2005 and 1.2% in 2006. Arizona's finance, insurance, and real estate group is forecast to add 11,700 jobs in 2005 and 2006, for an expansion rate of 4% in 2005 and 3% in 2006.

         RA forecasts Arizona's economy continuing to grow at a pace that for the first seven months of 2005 kept the State ranked as the second fastest in the nation in non-farm job growth. Overall employment expansion continues to look generally favorable in most industries in 2005 and 2006, although the information services industry continues to be of concern with accelerated losses anticipated for 2005.

         General Fund. The General Fund ended the June 30, 2005 fiscal year with $639 million in unreserved fund balance and a $222 million reserved fund balance for a total fund balance of $861 million. This compares to the previous year total fund balance of $413 million. Included in the $222 million reserved fund balance is $161 million for the Budget Stabilization Fund. The Budget Stabilization Fund is a form of "Rainy Day Fund" established by the legislature in 1991.

         Cash Management. The responsibility for cash management of the State is shared by the Office of the Treasurer ("Treasurer") and the General Accounting Office of the Department of Administration, Financial Services Division ("GAO"). The Treasurer is responsible for the depository, custodial and investment functions of cash. The GAO is responsible for drawing down monies available for State functions and the expenditure or disbursement of those monies. The State requires that Treasurer's deposits and investments with financial institutions be entirely covered by Federal depository insurance or alternatively collateralized with surety equal to 102% of the deposit or investment. Component units may have collateralization policies that differ from those of the Treasurer. The legislature has passed statutes authorizing State investments. The Treasurer deposits receipts in accordance with applicable statutes and invests excess cash of the General Fund and various other funds. All interest, not otherwise apportioned by law, is deposited in the General Fund. Investment earnings for the General Fund totaled $33 million for the fiscal year ended June 30, 2005.

         Debt Administration. The State issues no general obligation debt instruments. The Arizona Constitution provides that the State may contract debts not to exceed $350,000. This provision has been interpreted to restrict the State from pledging its credit as a sole payment for debts incurred for the operation of State government. As a result, the State finances most of its major capital needs by lease purchase transactions and issuing revenue bonds and grant anticipation notes. Lease purchase transactions are funded by certificates of participation. Revenue bonds and grant anticipation notes are funded by dedicated revenue sources.

         The particular source of payment and security for each of the Arizona municipal bonds is detailed in the debt instruments themselves and in related offering materials. There can be no assurances as to whether the market value or marketability of any of the Arizona municipal bonds issued by an entity other than the State of Arizona will be affected by financial or other conditions of the State or of any entity located within the State. In addition, the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the State are subject to limitations imposed by Arizona's Constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, budgeted expenditures are prohibited from exceeding 7.41% of the total personal income of the State in any fiscal year as estimated by Economic Estimates Commission. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

         In 1994, the Arizona Supreme Court held that the State school financing scheme, with its reliance on disparate property tax assessments for wealthy and poor school districts, violated Article XI of the Arizona State Constitution which requires a "general and uniform public school system." In 1998, the legislature passed a plan that reformulates education funding by providing $350 million of State funds to build new schools and places a statutory cap on the amount of bond indebtedness a school district may incur. Essentially, the legislation replaces general obligation bonding with a centralized State funded system. The bill should not affect the payment of debt service on any school district's bonds since the debt service on school district bonds is levied and collected directly by the counties on behalf of the school districts.

         The Tax-Free Arizona Fund is susceptible to political, economic or regulatory factors affecting issuers of Arizona municipal obligations. These include the possible adverse effects of certain Arizona constitutional amendments, legislative measures, voter initiatives and other matters. At any given time there may be numerous civil actions pending against the State of Arizona which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues. The information provided is only a brief summary of the complex factors affecting the financial situation in Arizona and is derived from sources that are generally available to investors and are believed to be accurate. It is based in part on information obtained from various State and local agencies in Arizona or contained in Official Statements for various Arizona municipal obligations. No independent verification has been made of the accuracy or completeness of any of the preceding information.

FACTORS AFFECTING THE TAX-FREE CALIFORNIA FUND

         Economic Outlook. The California economy is the largest among the states and one of the largest in the world. Major components of the State's economy are high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California's economy slipped into a recession that was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay area. Both the California economy and the national economy improved in 2004 and first quarter of 2005. California has gained 336,000 jobs between July 2003 and March 2005 compared with the 367,000 jobs lost between January 2001 and July 2003. For the third consecutive year, California economic output grew more quickly than national economic output in 2004. In addition, both California personal income and taxable sales grew almost twice as fast in 2004 than in 2003. Made-in California exports rebounded and State job growth increased.

         Adjusted for inflation, California economic output grew by 5.1% in 2004, the 11th best performance of the 50 states. By comparison, national economic output grew by 4.4% over the same period. California total personal income grew by 6.3% in 2004, after growing by only 3.1% in 2003. California wage and salary income gains were 5.7% and 2.5% over the same period. California personal income and wages and salaries were 7.1% and 7.8% higher, respectively, in the first quarter of 2005 than a year earlier. Statewide taxable sales were 7.3% higher in 2004 than in 2003. California exports increased by 17% in 2004 and were about 5% higher in the first quarter of 2005 than a year earlier. The average level of non-farm payroll employment was 1% higher in 2004 than in 2003 and 1.7% higher in the first five months of 2005 than a year earlier. The State unemployment rate was 5.3% in May 2005, down from 6% in December 2004 and 6.3% in May 2004.

         The California Legislative Analyst's Office projects that California's economy will grow by slightly less than the national average in 2006 and early 2007, before accelerating to a pace that is slightly higher than the national average in 2008 and beyond. Part of the reason for California's anticipated slightly below average growth rate next year is that post-hurricane rebuilding will boost U.S. economic growth, but will be concentrated in the southern region of the nation.

         Wage and salary employment growth is projected to slow slightly from 1.4% in 2005 to 1.3% in 2006 before returning to 1.4% in 2007 and remaining in that range through 2008. Personal income growth is anticipated to slow from 6.3% in 2005 to 5.7% in 2006, and further to 5.5% in 2007 before rebounding in 2008. Most of the anticipated modest slowdown in income growth during the next two years is related to tapering activity in the construction and finance-related sectors. Permits for new construction are projected to decline from 214,000 in 2005 to 185,000 in 2006, and further to 175,000 by 2008. Taxable sales growth is projected to slow from 6.1% in 2005 to 5.2% in 2006, before partially rebounding in 2007.

         Revenues and Expenditures. The Legislative Analyst's Office, in its November 2005 California Fiscal Outlook, noted that California's budget outlook has benefited from both a major increase in revenues and a significant amount of savings adopted in the 2005-06 savings plan. They forecast is that the current fiscal will end with a reserve of nearly $5.2 billion. This large carryover reserve is anticipated to be more than sufficient to kept the State's budget in balance in 2006-07 without any new program reductions or added revenues, even though current-law projected expenditures exceed projected revenues by $4 billion during that year.

         The 2005-06 budget included two key features which significantly improved the State's longer-term fiscal picture. First, it contained well over $2 billion in ongoing budgetary savings, mainly in the areas of Proposition 98 education spending and social services. Second, most of the unexpectedly strong revenues received in the spring of 2004 was allocated to prepay outstanding loans from local governments and eliminated the planned sale of additional deficit-financing bonds.

         Limitation on Taxes. Certain California municipal obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIII A of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose special taxes devoted to a specific purpose without two-thirds voter approval. Proposition 218, another constitutional amendment initiative enacted in 1996 further limited the ability of local governments to raise taxes and fees. Counties, in particular have had fewer revenue raising options than many other local government entities, while having to maintain many services.

         Appropriations Limits. California and its local governments are subject to an annual "appropriations limit" imposed by Article XIII B of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Proposition 98, as modified by Proposition 111, changed State funding of public education below the university level and the operation of the appropriations limit, primarily by guaranteeing K-14 schools a minimum amount of General Fund revenues. Article XIII B prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds that are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

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         Among the expenditures not included in the Article XIII B
appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979 or subsequently authorized by the voters, (2) appropriations required to comply with mandates of courts or the federal governments, (3) appropriations for certain capital outlay projects, (4) appropriations for tax refunds, (4) appropriations of revenues derived from any increase in gasoline taxes and vehicle weight fees above January 1, 1990 levels,
(5) appropriations of certain taxes imposed by initiative, and 6) appropriations made in certain cases of emergency. The appropriations limit for each year is based on the appropriations limit for the prior year, adjusted annually to reflect changes in per capita income and population, and any transfers of service responsibilities between government units.

         Obligations of the State of California. Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. The State had approximately $47 billion aggregate principal amount of non-self liquidating general obligation bonds outstanding and approximately $15 billion of unissued non-self liquidating general obligation bonds as of October 1, 2005.

         On March 2, 2004 California voters approved two measures designed to address the cumulative budget deficit and to implement structural reform. Under the California Economic Recovery Bond Act (Proposition 57), the State is authorized to issue up to $15 billion of economic recovery bonds (of which $10.986 billion have been issued as of November 2005) to finance the negative General Fund reserve as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. The Balanced Budget Amendment (Proposition
58) restricts future long-term deficit financing and requires the State to adopt and maintain a balanced budget and to establish a reserve fund.

         Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued may vary considerably from the credit quality of the obligations backed by the full faith and credit of the State. The State of California has no obligation with respect to any obligations or securities of a county or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate.

         Bond Ratings. On August 24, 2004, Standard and Poor's raised its rating on California's general obligation bonds from "BBB" to "A." In doing so, it cited the easing of immediate liquidity pressure on the State following the sale of long-term bonds to fund operating fund deficits and the State's recent economic improvement accompanied by an 2005 State budget that continues to be reliant on substantial amounts of long-term borrowing. On July 14, 2005, Fitch raised its rating on California's general obligation bonds from "A-" to "A." The rating actions reflect California's improved economic and revenue performance, and some progress in addressing the structural imbalance, which remains large. On July 11, 2005, Moody's raised its rating on California's general obligation bonds from "A3" to "A2," citing an established recovery trend in the California economy and tax revenues, as well as improved State budgetary and liquidity outlooks. (Ratings confirmed as of December 6, 2005). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Legal Proceedings. There are numerous civil actions pending against the State, which could, if decided against the State, require the State to make significant future expenditures and may substantially impair

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revenues and cash flow. It is not possible to predict what impact, if any, such proceedings may have on the Tax-Free California Fund.

         Other Considerations. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California, in 1989, and southern California, in 1994, experienced major earthquakes causing billions of dollars in damages. Any California municipal obligation in the Tax-Free California Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or
(iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

         The Tax-Free California Fund is susceptible to political, economic or regulatory factors affecting issuers of California municipal obligations. These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in California and is derived from sources that are generally available to investors and are believed to be accurate. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California municipal obligations. No independent verification has been made of the accuracy or completeness of any of the preceding information.

FACTORS AFFECTING THE TAX-FREE COLORADO FUND

         General. Colorado's major economic sectors include agriculture, manufacturing, technology, tourism, energy production, and mining. Considerable economic activity is generated in support of these sectors by government, wholesale and retail trade, transportation, communications, public utilities, finance, insurance, real estate, and other services. Given the State's semiarid climate, water resource development, allocation, and conservation are ongoing issues for State management.

         Economic Outlook. According to a September 2005 report from the Governor's Office of State Planning and Budgeting ("OSPB"), the State's labor markets are recovering and Colorado economic activity is accelerating. Colorado economic growth continued to strengthen during the second quarter of 2005. Reasons for optimism include an expanding labor market, increases in personal income and strong tourism activity. In 2004, Colorado added 27,600 jobs, representing 1.3% growth. Moreover, Colorado's 2.3% August 2005 employment increase is the 10th highest in the country. 2004 retail trade sales increased 6.2%, the highest annual raise since 2000. Per capita income rose 5.8% in 2004. The September 2005 unemployment rate was 5.1%, 0.3 percentage points below the State's September 2004 unemployment rate. The September 2005 employment was 2.2% above the corresponding period in 2004.

         The OSPB notes that the Colorado economy is showing increasing strength. The OSPB forecasts that: employment will increase 2.3% in 2005 and 2.6% in 2006; unemployment will average 5.1% in 2005 and fall to 4.4% by 2007; wage and salary income growth will average 6.1% through 2005 and 5.7% in 2006; in-migration is expected to be slightly under 10,000 and total population growth will be 1.0% increasing to 1.6% by 2008. The Colorado inflation rate is forecasted to be 1.7% in 2005, 2.2% in 2006 and remain well below 3% from 2007 through 2010.

         Revenues and Expenditures. The Colorado budget process is greatly impacted by a series of State constitutional and statutory limitations including the following: 1) a constitutional requirement that expenditures for any fiscal year not exceed revenues for such fiscal year; 2) by statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available

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resources, must exceed annual appropriations by the amount of the unappropriated reserve requirement that is currently set at 4%; 3) a 1992 constitutional amendment that requires the State and local governments to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use, that is currently set at 3%; 4) General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of
(i) 5% of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year, with certain exceptions; 5) a constitutional amendment that restricts the ability of the State and local governments to increase revenues and impose taxes; 6) a constitutional amendment mandating the General Assembly to provide specific education-related increases each year; and 7) the Taxpayer's Bill of Rights ("TABOR"), Article X, Section 20 of the Colorado State Constitution, that limits the State's revenue growth to the sum of inflation plus population growth in the previous calendar year, with revenues in excess of that amount refunded to the taxpayers.

         With certain exceptions, the rate of growth of State revenues is limited to the combination of the percentage change in the State's population and inflation based on the Denver-Boulder CPI-Urban index. The exceptions include federal funds, gifts, property sales, refunds, damage recoveries, transfers, and qualified enterprise fund revenues. Revenues collected in excess of the limitation must be returned to the citizens unless a vote at the annual election in November allows the State to retain the surplus. TABOR also limits the General Assembly's ability to raise taxes, to borrow money, and to increase spending limits (including the 6% limit on General Fund expenditure growth). With the exception of a declared emergency, taxes can only be raised by a vote of the people at the annual election. Multiple year borrowings can only be undertaken after approval by a vote of the people at the annual election. The TABOR limits are calculated and applied at the statewide level without regard to fund type; however, the TABOR refunds have historically been paid from the General Fund. Therefore, the TABOR revenue, expenditure, debt, and tax-increase limitations are a significant factor in the changing fiscal health of the State's General Fund.

         TABOR refunds are also affected by two other factors. The first is called a growth dividend, and is a statutory provision that allows the State to increase the TABOR limit up to a total of six percentage points over nine years in order to recover excess refunds made in the 1990s because of understated population estimates. The second is known as the ratchet-down effect of TABOR. It occurs because the subsequent year limit is calculated based on the lesser of the current year revenues or current year limit. When revenues are below the limit, it results in a permanent reduction in the State's ability to retain revenues.

         In fiscal year 2004-05, the TABOR surplus reappeared after a four-year absence, totaling $44.7 million. The TABOR surplus returned because of rising General Fund revenues from income taxes and surging severance and unemployment insurance taxes. From fiscal year 2005-06 through fiscal year 2010-11, the TABOR surplus is anticipated to range between $440 million and $1.010 billion. The State refunds each year's TABOR surplus through 18 refund mechanisms. Because monies are distributed through each of the mechanisms concurrently, the State has frequently refunded more money to taxpayers than the actual TABOR surplus. Since the State is not obligated to refund more than the TABOR surplus, legislation was enacted to credit the amount of overpayment to future TABOR surpluses. House Bill 05-1310 further revised surplus overpayment treatment and permanently raises the TABOR limit.

         The General Fund had a deficit cash balance in fiscal 2002-03, but it ended fiscal year 2003-04 with a $524 million cash balance. The General Fund did not have adequate reserves to meet the statutorily required reserve on a General Accepted Accounting Principles ("GAAP") basis. The reserve was met on the budgetary basis because the State deferred June payroll and certain Medicate expenditures into the following fiscal year. In fiscal year 2004-05, the General Fund ended with a $331.4 million reserve, which exceeded the statutory 4% reserve by $94 million. Based on September 2005 projections, the State will only have enough revenue to preserve a 2.1% reserve for 2005-06 with an anticipated $130 million reserve. Should the State fall below a 2%

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reserve the Governor will be required to implement an expenditure reduction plan. Any increases in obligations, including a higher TABOR surplus, could trigger the need for an expenditure reduction plan. After increasing 6.9% in fiscal year 2004-05, the OSPB projects that fiscal year 2005-06 revenues will increase 4.6% and 2006-07 revenues will increase 5.9%.

         Debt Management. Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue Certificates of Participation secured by buildings and vehicles and revenue bonds secured by pledges of future revenues from specific projects and activities. The State enters into certain lease transactions, which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases, which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

         The Tax-Free Colorado Fund is susceptible to political, economic or regulatory factors affecting issuers of Colorado municipal obligations. These include the possible adverse effects of certain Colorado constitutional amendments, legislative measures, voter initiatives and other matters. At any given time there may be numerous civil actions pending against the State of Colorado which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues. The information provided is only a brief summary of the complex factors affecting the financial situation in Colorado and is derived from sources that are generally available to investors and are believed to be accurate. It is based in part on information obtained from various state and local agencies in Colorado or contained in Official Statements for various Colorado municipal obligations. No independent verification has been made of the accuracy or completeness of any of the preceding information.

FACTORS AFFECTING THE TAX-FREE FLORIDA INSURED FUND

         Economic Outlook. According to the Florida Economic Estimating Conference forecasts, the Florida economy will continue to expand at a modest pace, not as fast as in the 1990s, but faster than the past few years. During fiscal year 2004-05, Florida personal income grew 7.8%, per capita personal income in Florida rose 2.5% to $29,113, and the population increased by 1.02%.

         In the fiscal year 2005-06, non-farm payroll growth was projected to be 3.6%. Most industry sectors are expected to grow during fiscal year 2005-06. Only the natural resources and mining sectors are predicted to shed jobs. The construction sector is expected to expand 6.8% in the same fiscal year and slow with 2.4.% growth in 2006-07. For the fiscal year 2004-05, Florida's average unemployment rate was 4.8% and is projected to be 3.69% in 2005-06.

         Nominal personal income is projected to grow 7.1% in fiscal 2005-06 and 6.8% in 2006-07. Per capita income is expected to grow 1.5% in fiscal 2004-05 and 2.5% in fiscal 2005-06.

         The State's population is also expected to grow by 404,000 (1.02%) in the fiscal year 2005-06 and 415,000 (1.02%) in 2006-07. Population growth provides stimulus to the State's economic expansion. Because Florida has a proportionately greater retirement age population, property income (dividends, interest, and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are relatively

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more important sources of income. Transfer payments are typically less sensitive to the business cycle than employment income and act as stabilizing forces in weak economic periods.

         Revenues and Expenditures. Governmental funds include general revenue, special revenue, capital projects and debt service funds. The Florida Constitution limits the amount of taxes, fees, licenses and charges for services imposed by the legislature and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus a growth adjustment. Revenues are recognized when they are both measurable and available to finance current expenditures. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible property tax, beverage tax and estate tax. The sales and use tax is the single largest source of tax receipts in Florida. The State of Florida does not levy ad valorem taxes on real property or tangible personal property, nor does it impose a personal income tax. As of the close of the 2004 fiscal year, the State's governmental funds reported a combined ending fund balance of $14.3 billion, with $3.2 billion reported as unreserved fund balance and the remaining amount of $11.1 billion reserved for specific purposes. The General Fund balance at June 30, 2004 totaled $5.1 billion, an increase of $1.5 billion during the fiscal year.

         The State created a Florida Hurricane Catastrophe Fund in 1993 to provide an ongoing and stable source of reimbursement to qualified insurers for a portion of their catastrophic hurricane losses. It is intended to create additional insurance capacity to ensure that covered structures and their contents that have been damaged or destroyed in a hurricane may be repaired or reconstructed as soon as possible. As of June 30, 2004 the fund had $5.5 billion in net assets available to meet future catastrophic losses.

         Recent Events. During August and September of 2004, four hurricanes passed through Florida. Damage from these hurricanes occurred in almost every county in the State, causing an estimated $42 billion in damage. During 2005, Florida was hit by three major hurricanes. According to the Federal Deposit Insurance Corporation (FDIC), as of early September 2005, several South Florida and Florida Panhandle counties had been declared eligible for public assistance, and initial loss estimates from Hurricane Katrina stood at $2 billion. Additional indirect implications include higher energy costs, supply and distribution disruptions, and the temporary or permanent absorption within the State of residents dislocated by the storm. A portion of these costs will be covered by insurance and by the Federal Emergency Management Agency's Public Assistance Grants Program. October 2005's Hurricane Wilma also did significant damage to Florida's citrus crop, although production is still expected be above last season's harvest.

         Debt Management. Florida's Constitution and statutes require that Florida not run a deficit in its budget as a whole, or in any separate fund within its budget. Rather, its budget and funds must be kept in balance from currently available revenues each fiscal year. Additionally, the Florida Constitution prohibits Florida from borrowing by issuing bonds to fund its operations.

         Section 11(a) of Article VII of the State Constitution authorizes the State to issue general obligation bonds and revenues bonds to finance or refinance the cost of State fixed capital outlay projects authorized by law. General obligation bonds are secured by the full faith and credit of the State and payable from the proceeds of various taxes. Revenue bonds are payable from funds that receive legally restricted revenues. The Florida Division of Bond Finance of the State Board of Administration has the responsibility to issue most State bonds.

         Florida's outstanding general obligation bonds at June 30, 2004, totaled approximately $16.5 billion and were issued to finance capital outlay for educational projects of local school districts, community colleges and State universities, environmental protection, highway construction and correctional facilities.

         Bond Ratings. On January 12, 2005, Moody's raised its rating on Florida general obligation bonds from

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

"Aa2" to "Aa1" with a stable outlook, citing Florida's better than expected economic and financial performance in recent years. On March 3, 2005, S&P raised its ratings on Florida general obligation bonds from "AA+" to "AAA" and Fitch raised its ratings on Florida general obligation bonds from "AA" to "AA+." (Ratings confirmed as of December 6, 2005). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Litigation. As a result of its size and broad range of activities, Florida is involved in numerous routine legal actions. Currently under litigation are several issues relating to State actions or State taxes that put at risk a portion of General Revenue Fund monies. There is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on the State's financial position.

         Florida's 1997 tobacco settlement is expected to total more than` $11 billion over 25 years. Payments are subject to adjustment for various factors. A portion of the tobacco settlement revenues have been deposited into an endowment fund to provide a perpetual source of health and human services for elders and children, and for biomedical research. As of June 30, 2005, the market value of the endowment was $1,874,023,016.

         The Tax-Free Florida Fund is susceptible to political, economic or regulatory factors affecting issuers of Florida municipal obligations. These include the possible adverse effects of certain Florida constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Florida and is derived from sources that are generally available to investors and are believed to be accurate. It is based in part on information obtained from various State and local agencies in Florida or contained in Official Statements for various Florida municipal obligations. No independent verification has been made of the accuracy or completeness of any of the preceding information.

FACTORS AFFECTING THE TAX-FREE IDAHO FUND

         Economic Outlook. According to an October 2005 forecast by the Idaho Division of Financial Management Idaho's economy is continuing to grow and evolve. It is estimated that Idaho non-farm employment will increase 3.6% in 2005, Idaho personal income will rise 7.4%, and population will increase 1.7%. In comparison, in 2004 non-farm employment expanded 2.7%, personal income rose 7.9%, and population grew 1.9%. The forecast calls for non-farm employment growth to slow to 1.8% in 2006 and increase slightly to 2.0% in 2007. Idaho personal income is expected to rise 6.5% in 2006 and 6.5% in 2007. Population growth is expected to slow slightly to 1.6% in 2006 and 1.5% in 2007.

         The private portion of the non-goods producing industries, which include services and trade, accounted for six of every 10 non-farm jobs in 2004. The non-goods producing sector is forecast to average 3.4% growth for 2005, 2006, 2007 and 2008. The high tech sector is beginning to slowly grow after layoffs in 2001, 2002 and 2003 by some of the State's largest high tech employers. The number of computer and electronics manufacturing jobs in this sector is currently forecast to increase 1.6% in 2005, 0.2% in 2006, 2.0% in 2007 and 4.4% in 2008. Following a four-year decline, the lumber and wood products sector increased 2.8% in 2004, but is anticipated to grow only 1.2% in 2005 and 0.6% in 2006, with a 2.1% decline in 2007. Most of the State's employment growth will continue to come from the constantly evolving services-producing sector.

         Revenues and Expenditures. According to State of Idaho law, at no time can governmental expenditures exceed appropriations, so that financially-related legal compliance is assured. At fiscal year end, unexpended appropriation balances may: (1) revert to unreserved fund equity balances and be available for future appropriations; (2) be reappropriated as part of the spending authority for the future year; or (3) may be carried forward to subsequent years as outstanding encumbrances with the approval of the Division of Financial Management.

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         During fiscal 2003, the governor and legislature faced a challenging fiscal situation with spending commitments that were approximately $214 million more than projected revenues. The majority of the gap was closed by transferring all of the State's available cash reserves, which totaled about $192.8 million, to the General Fund. The remainder of the gap was closed by a spending reduction plan that saved the State about $19.5 million and the imposition of a temporary one-cent sales tax increase that generated about $13 million during the 2003 fiscal year. The legislature put a spending plan in place intended to leave an estimated $49.7 billion ending balance for fiscal 2005 to help off-set the impact of the anticipated $180 million reduction in revenues in fiscal 2006 following the sunset of the one-cent tax.

         The assets of the State exceeded its liabilities for the fiscal year ended June 30, 2004, by approximately $5.4 billion (reported as net assets). Of this amount, $406.3 million (unrestricted net assets) may be used to meet the State's ongoing obligations to citizens and creditors. In fiscal year 2004, the State's total net assets increased by $471.2 million. Net assets of governmental activities increased by $444.2 million, while net assets of business-type activities increased by $27 million.

         As a result of a November 1998 Master Settlement Agreement between the five largest tobacco manufacturers and 46 states, Idaho received cash payments of $22.8 million during 2004. Annual payments are to be received in perpetuity, subject to numerous adjustments. The Millennium Fund, reported as part of the General Fund, was established by the legislature to account for the money received, however, the receipts are not legally restricted in how they can be used.

         As of the close of the 2004 fiscal year, the State's governmental funds reported combined ending fund balances of $1.569 billion, with $620.5 million reserved for specific purposes and $429.7 million unreserved. This includes the General Fund's unreserved fund balance of $337.6 million.

         On July 15, 2005, the State Controller announced the financial condition of the State for the fiscal year ended June 30, 2005. He reported that the unexpended, unencumbered balance of the General Fund was $211 million, which is $110.3 million higher than expected. The Controller's report also noted that this figure surpasses the threshold required to give State employees a 1% one-time salary increase.

         Debt Management. The State of Idaho has no outstanding general obligation bond debt. Article VIII, Section 1 of the Idaho Constitution was amended in 1998 to specify that the legislature shall not create any debts or liabilities, except in extreme emergencies, unless authorized by law then approved by the people in a general election. The section shall not apply to liabilities incurred for ordinary operating expenses, nor shall it apply to debts or liabilities that are repaid by the end of the fiscal year. The debts or liabilities of independent public bodies corporate and politic created by law and which have no power to levy taxes or obligate the General Fund of the State are not debts or liabilities of the State of Idaho. The provisions of this section shall not make illegal those types of financial transactions that were legal on or before November 3, 1998.

         By law, if the General Fund cash flow shortages exist for more than 30 days, the State Treasurer must issue a tax anticipation note to correct the shortfall. The State Treasurer has in the past issued internal General Fund tax anticipation notes to borrow monies from other available State funds or accounts, as well as external tax anticipation notes which were sold in the open market. All notes issued by the State must mature not later than the end of the then-current fiscal year. Each note when duly issued is a valid and binding obligation of the State of Idaho, backed by the full faith and credit of the State of Idaho.

         Article VIII, Section 2A, of the Idaho Constitution was created in November 2000 to establish the Municipal Bond Bank Authority. The Municipal Bond Bank Authority is empowered to purchase the bonds, notes, or other obligations of a municipality issued or undertaken for any purpose authorized by law.

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

The Authority is authorized to lend money to a municipality with such loans to be secured by bonds, notes, or other obligations of the municipality issued or undertaken as authorized by law.

         At fiscal year-end 2004, the State had $538.9 million in bonds and notes outstanding versus $427.1 million the prior year, an increase of 26%. New debt resulted from the University of Idaho, Boise State University, and the Idaho State Building Authority issuing revenue bonds in the amounts of $35.9 million, $31.5 million, and $64.8 million respectively, for various projects.

         Bond Ratings. Although the State has no general obligation debt outstanding, Moody's has assigned the State an issuer rating of "Aa2" with a stable outlook. Moody's upgraded the issuer rating from "Aa3" to "Aa2" on December 21, 2004. (Rating confirmed on December 6, 2005). There can be no assurance that such rating will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Idaho issuers may be unrelated to the creditworthiness of obligations, including Tax Anticipation Notes, issued by the State of Idaho, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Litigation. At any given time there may be numerous civil actions pending against the State of Idaho which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues.

         The Tax-Free Idaho Fund is susceptible to political, economic or regulatory factors affecting issuers of Idaho municipal obligations. These include the possible adverse effects of certain Idaho constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Idaho and is derived from sources that are generally available to investors and are believed to be accurate. It is based in part on information obtained from various State and local agencies in Idaho or contained in Official Statements for various Idaho municipal obligations. No independent verification has been made of the accuracy or completeness of any of the preceding information.

FACTORS AFFECTING THE TAX-EXEMPT MINNESOTA FUNDS

         Economic Outlook. Minnesota's economy grew during fiscal year 2005, but by most measures it did not perform as well as the U.S. averages. Minnesota's employment rate did, however, fall from 4.6% to 3.7% between June 2004 and June 2005. During that same period, the U.S. unemployment rate also had decreased by
0.6 percentage points. Historically, Minnesota's unemployment rate has been between 1 and 1.5 percentage points less than the U.S. average, and at the end of fiscal 2004 was 1 percentage point below the U.S. average. Personal income in Minnesota lagged the U.S. averages, growing only 6% between the second quarter of 2004 and second quarter of 2005 compared to a U.S. growth rate of 6.4%. During calendar year 2004, per capita personal income in Minnesota was $36,173, 9% above the U.S. average and ninth among all states.

         In November 2005 the Minnesota Department of Employment and Economic Development reported that non-farm payroll employment is anticipated to trail the U.S. in 2005 and 2006 with Minnesota employment increasing only 1% and 1.3% in 2005 and 2006, respectively. By the end of fiscal 2007, total employment is expected to increase by 56,000. The unemployment rate in Minnesota has remained relatively low, but there has been weakness in payroll employment dispersed throughout the State's economy. Manufacturing employment has fallen, but has not fallen as far as it did elsewhere in the nation. Since February 2001 manufacturing employment is down 11.7%. Nationally, manufacturing employment is down 16.5%. Minnesota is also home to a major air carrier and the airline transportation sector has been very weak since 2001. State and local government employment growth has also been well below the national average as Minnesota struggled to deal with budget problems stemming from the 2001 recession.

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         In fiscal 2007, the economy is expected to slow nationally and in
Minnesota. Income and employment are expected to continue to grow, but at a slightly slower rate than in fiscal 2005 and at a rate well below the late 1990's rates. Minnesota personal income is expected to increase by 4.2%, 1.8 percentage points less than in fiscal 2005.

         Revenues and Expenditures. Minnesota operates on a two-year budget cycle (a biennium). The governor's biennial budget is presented to the legislature in January of odd numbered years for the upcoming biennium. State statutes and its constitution require a balanced budget.

         The assets of the State exceeded liabilities at the fiscal year ended June 30, 2005 by $9.1 billion (presented as net assets). Of this amount, a deficit of $675 million was reported as unrestricted net assets. As of the end of the 2005 fiscal year, the State's governmental funds reported combined ending fund balances of $3.6 billion, an increase of $561 million compared with the prior year.

         The General Fund is the chief operating fund of the State. At the end of the 2005 fiscal year, the General Fund included a deficit of $68 million in unreserved fund balance, while showing a $93 million total fund balance. The remaining governmental funds reported $182 million of undesignated unreserved fund balance, which is available for spending at the government's discretion and $484 million in designated fund balance. The November 2005 Department of Finance forecast for the 2006-07 biennium projects an ending balance of $701 million.

         Legislation/Litigation. At any given time there are numerous civil actions pending against the State of Minnesota which could, if determined adversely to the State, materially affect the State's expenditures and, in some cases, its revenues. Payment of tort claims against the State is made from funds appropriated by the Minnesota legislature to agencies for their general operations. The maximum limits of limits of liability for tort claims arising in Minnesota are $300,000 for any one claim and $1 million for any number of claims arising out of a single occurrence. Lawsuits based on non-tort theories furnish another basis for liability. Included in the State's outstanding litigation are matters related to eminent domain action litigation, cigarette taxes, Medicaid, child support collection, corporate income taxes, wrongful death and personal injury cases. Any one of these cases or classes of cases, if decided adversely, could result in an expenditure of State moneys of over $10 million.

         Debt Management. The State debt management policy has four guidelines. The first requires that the ratio of budgeted biennial debt service expenditures for general obligation bonded debt, paid by transfers from the General Fund, should not exceed 3.0% of the total projected biennial General Fund non-dedicated revenues, net of refunds, on a budgetary basis. The ratio of transfers to net non-dedicated revenues for the biennium ending June , 2005 is 2.1%. The second and third guidelines state that the total amount of Minnesota State general obligation bonded debt should not exceed 2.5% of the total personal income of State residents, and also that the total debt of State agencies and the University of Minnesota should not exceed 3.5% of total personal income. These ratios were 1.9% and 3.1%, respectively, based on debt outstanding on June 30, 2005, and estimated personal income for that fiscal year. The fourth guideline states that the total amount of State general obligation debt, moral obligation debt, State bond guarantees, equipment capital leases and real estate leases should not exceed 5.0% of the total personal income for the State. That ratio was 3.2% based on information at June 30, 2005.

         The total amount of State general obligation bonds outstanding on October 1, 2005, was approximately $3.6 billion. The total amount of general obligation bonds authorized but unissued as of October 1, 2005, was approximately $1 billion. As of June 30, 2005, 70.3% of the State's general obligation bonds were scheduled to mature within ten years and 40.1% were scheduled to mature within five years.

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         Moody's rates Minnesota's general obligation bonds Aa1 and S&P's rates the State's general obligation at AAA (confirmed as of December 2005). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Each Tax-Free Minnesota Fund is susceptible to political, economic or regulatory factors affecting issuers of Minnesota municipal obligations. These include the possible adverse effects of certain Minnesota constitutional amendments, legislative measures and voter initiatives. The information provided is only a brief summary of the complex factors affecting the financial situation in Minnesota and is derived from sources that are generally available to investors and are believed to be accurate. It is based in part on information obtained from various State and local agencies in Minnesota or contained in Official Statements for various Minnesota municipal obligations. It is based in part on information obtained from various State and local agencies in Minnesota or contained in Official Statements for various Minnesota municipal obligations. No independent verification has been made of the accuracy or completeness of any of the following information.

FACTORS AFFECTING THE TAX-FREE MISSOURI FUND

         Economic Outlook. Missouri's economy is diverse and growing. The State's key economic activities include manufacturing, extractive industries (including mining, quarrying, cement, paving and asphalt), and agricultural and food production. Missouri's unemployment rate has generally been below the U.S. rate. The State's unemployment rate peaked at 5.8% from May 2003 to August 2003. About 19,000 fewer Missourians were unemployed as of June 30, 2004 than as of June 30, 2003, making the June 2004 unemployment rate 5.2%. The State's October 2005 seasonally adjusted unemployment rate was 5%, 0.8% below October 2004's 5.8%. Substantial and sustained job growth consistent with overall economic growth now seems to be in place.

         Missouri's exports to other countries increased substantially in fiscal year 2004 resulting in Missouri have the sixth highest export rate in the nation. Although diverse products are exported each year, those products with exceptionally high growth rates include minerals and ores, transportation equipment, agricultural products and chemicals.

         Revenues and Expenditures. Although the Missouri economic outlook is positive and net State revenue collection increased 1.7% in fiscal year 2004, the State faces significant funding challenges including Medicaid, education and correctional institutions. Revenues are still below 2001 pre-recession levels. The Missouri State government must balance its budget each year.

         For fiscal years 2005 and 2006, the Governor and legislative leaders have agreed to a consensus revenue forecast of 3.8% growth for 2005 and 2.9% growth for 2006. 2005's growth is anticipated to be negatively impacted a result of the discontinued practice of relying on one time revenue sources and 2006's growth is anticipated to be negatively impacted by the phase-out of the estate tax and the implementation of a 2004 transportation ballot initiative known as Constitutional Amendment No. 3., which will result in structural changes as a result of the discontinued practice of relying on one-time revenue sources.

         Article X of the Missouri Constitution provides that over time the growth in State revenues and spending cannot exceed the growth in Missouri personal income. Calculations made pursuant to Article X show that total State revenues for fiscal year 2004 were below the total State revenue limit. The Office of Administration projects that total State revenues will not exceed the total State revenue limit in fiscal years 2005 or 2006. These preliminary calculations are subject to change as actual revenue collections become known and as the federal government revises its estimates of Missouri personal income. These projections could change if the General Assembly were to pass legislation to increase revenue without a vote of the people. Under Article X, revenue approved by the voters is not subject to the revenue and spending limit.

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         As of the end of fiscal 2004, the State's governmental funds reported combined ending fund balances of $3.4 billion, an increase of 243.4 million or 7.8% over fiscal year 2003. Approximately 60.4% of this amount constitutes unreserved fund balance, which is available for spending at the government's discretion. The General Fund is the chief operating fund of the State. At the end of fiscal year 2004, the State's General Fund reported a total fund balance of $1.2 billion, a net increase of $193.6 million over the fiscal year.

         Debt Management. Missouri voters have approved constitutional amendments providing for the issuance of general obligation bonds used for a number of purposes. The amount of general obligation debt that can be issued by the State is limited to the amount approved by popular vote plus $1 million. The State's general obligation debt limit at June 30, 2004, was $1.776 billion of which $336.5 million was unissued.

         During fiscal year 2004, $150.3 million of general obligation refunding bonds were issued to refund $155.2 million of general obligation bonds and to take advantage of lower interest rates.

         Litigation. At any given time there may be numerous civil actions pending against the State of Missouri which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues.

         Ratings. State of Missouri general obligation bond issues are currently rated as follows: S&Ps, AAA; Moody's, Aaa; and Fitch, AAA (confirmed as of December 6, 2005). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Missouri issuers may be unrelated to the creditworthiness of obligations issued by the State of Missouri, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         The Tax-Free Missouri Fund is susceptible to political, economic or regulatory factors affecting issuers of Missouri municipal obligations. These include the possible adverse effects of certain Missouri constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Missouri and is derived from sources that are generally available to investors and are believed to be accurate. It is based in part on information obtained from various State and local agencies in Missouri or contained in Official Statements for various Missouri municipal obligations. No independent verification has been made of the accuracy or completeness of any of the preceding information.

FACTORS AFFECTING THE TAX-FREE NEW YORK FUND

         Economic Condition and Outlook. The events of September 11, 2001 had a significant impact on the economies of New York State and the nation. Following two years of decline, the State's economy began to grow in 2003. The State's economy continued to show improvement in 2004 and the early part of 2005, boosted by the continued expansion of the national economy. New York's inflation-adjusted Gross State Product increased by 5.2% in 2004, which was the ninth-best performance of any state that year. Personal income growth also improved, with a gain of 5.9% in 2004. While New York State's output and income growth have improved substantially, the improvement in employment has been more modest. The State's economy has not yet regained the number of jobs it had in 2000, and New York's gains continue to lag behind the rest of the country. In 2004, employment in the State increased by only 0.50% and while total employment for the nation has surpassed its pre-recession levels, the State has only recovered about 40% of the jobs it lost in the recent recession. The State's ranking for employment growth fell to 44th in the nation during 2004. While the pace of job growth in the State increased in the first five months of 2005, to a 1% gain compared to the first five months of 2004, other states have also shown improvement and the State's employment ranking has only risen to 42nd.

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         State unemployment rates rose during the recession, but are now declining as the economy recovers. During the first five months of 2005, the State's unemployment rate averaged 5.1%, down from an average of 6.6% in the first five months of 2003. The State's unemployment rate has also fallen faster than the nation's over the past two years, and during the first five months of 2005 it was lower than the 5.4% national rate, while during the same period in 2003 it had been higher than the 6.1% national rate.

         Virtually all areas of New York State were growing again by late 2004 and early 2005, although growth was better in the areas of Albany and southward than it was in many parts of upstate New York, most noticeably in the Rochester area. New York City (City) accounts for 42% of New York State's jobs, with another 25% of the jobs located in the downstate suburbs and the Hudson Valley. While the City's economy is again growing, aided by the recovery in the securities industry, the City's surrounding suburbs and the Hudson Valley are producing jobs at a faster rate and account for more 60% of the jobs added in the State between early 2003 and early 2005. Most of the new jobs added in the downstate region during this period have been in health care and education, financial and business services, trade, and leisure and hospitality. Growth in these last two industries has been assisted by a rebound in tourism, which is boosting hotel occupancy, attendance at attractions, and store sales. The number of visitors from abroad has risen in response to the decline in the value of the dollar, which has made travel to the U.S. more affordable.

         New York's better performance in income measures reflects the importance of the securities industry to the State. The downturn in the financial markets that began with the collapse of technology stocks in early 2000, and that continued through terrorist attacks, war and corporate scandals, came to an end in 2003. Although the financial markets continue to be buffeted by financial scandals, improvement on Wall Street has been a major factor in the City and State economies. New York State incomes are responding positively to the recovery in the financial markets and in higher Wall Street profits and bonuses. The securities industry is a major industry in the State, and although it only accounted for 1.2% of all jobs in the State in 2004, it continues to be a major source of income, accounting for over 10% of all wages earned in the State. This income, together with securities firms' profits and the capital gains generated by financial market activity, are the basis for a major source of tax revenues for the City and State. Gains in the financial markets contributed to $16.8 billion and $13.7 billion gains securities industry profits in 2003 and 2004, respectively, which had fallen from a record $21 billion in 2000 to $7 billion in 2002.

         General Government Results. An operating surplus of $827 million is reported in the New York State General Fund for fiscal year 2004-05. This results in an accumulated General Fund balance of $546 million. The State completed its fiscal year March 31, 2005 with a combined Governmental Funds operating surplus of $2.1 billion as compared to a combined Governmental Funds operating surplus for the preceding fiscal year of $3.2 billion. The combined 2004-05 operating surplus of $2.1 billion included operating surpluses in the General Fund of $827 million and other Governmental Funds of $1.3 billion.

         The State's financial position as shown in its Governmental Funds Balance Sheet as of March 31, 2005 includes a fund balance in its Governmental Funds of $8.3 billion represented by liabilities of $19.6 billion and by assets available to liquidate such liabilities of $27.9 billion. The Governmental Funds fund balance includes a $546 million accumulated General Fund balance.

         Debt Administration. There are a number of methods by which the State may incur debt. The State may issue general obligation bonds approved by the voters and notes in anticipation of such bonds. The State, with voter approval, may also directly guarantee obligations of public benefit corporations. Payments for debt service on State general obligation and State-guaranteed bonds or notes are legally enforceable obligations of the State. The State has never been called upon to make any direct payments pursuant to its guarantee.

         The State had $3.652 billion in general obligation bonds outstanding at 2005 fiscal year-end. During the

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year the State issued $139 million in general obligation bonds and redeemed $330 million. The total amount of general obligation bonded debt authorized but not yet issued at 2004-05 year-end was $834 million.

         The State has also entered into lease/purchase agreements with selected public benefit corporations and municipalities for certain of its capital facilities. Under the agreements, construction costs are initially paid from appropriations and repaid to the State from proceeds of bond issues. The State has also entered into other financing agreements with several public benefit corporations. The terms of these arrangements require the State to fund the debt service requirements of the specific debt issued by the entity. The public benefit corporations will generally retain title to the assets acquired with the bond proceeds. As of March 31, 2005, the State had long-term debt obligations of $34.355 billion under lease/purchase and other financing arrangements (nonvoter approved), an increase of $682 million from fiscal 2004.

         In the most recent State annual report, concerns were raised regarding the increasing amount of debt issued that has lead to an enormous debt load and structural deficit, noting that the enacted budget increased the State's total outstanding debt by $1.9 billion over last year's level for total debt of approximately $48 billion. By the end of the new five-year capital plan in 2009-10, the State will have more than $55 billion in outstanding debt representing a 52% increase from 2000 and a 287% increase from 1990. By 2009-10, the State will pay nearly $6 billion annually in debt service, reflecting a $1.7 billion or 42% increase from 2004-05.

         Bond Ratings. The State's general obligation bonds are rated AA (with a stable outlook) by Standard and Poor's Corporation, A1 by Moody's and AA- by Fitch (confirmed on December 6, 2005). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Risk Management. New York State does not insure its buildings or their contents against theft, fire or other risks and does not insure its automobiles against the possibility of bodily injury and property damages. The State does, however, have fidelity insurance on State employees. Workers' compensation coverage is provided on a self-insurance basis.

         Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws.

         Included in the State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care that could require substantial increased financing of the litigated programs in the future.

         With respect to pending and threatened litigation, the State has reported liabilities of $290 million for awarded and anticipated unfavorable judgments. In addition, the State is party to other claims and litigation that its legal counsel has advised may result in possible adverse court decisions with estimated potential losses of nearly $1.3 billion.

         The Tax-Free New York Fund is susceptible to political, economic or regulatory factors affecting issuers of New York municipal obligations. The information provided is only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to

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investors and are believed to be accurate. It is based in part on information obtained from various State agencies in New York or contained in Official Statements for various New York municipal obligations. No independent verification has been made of the accuracy or completeness of any of the preceding information.

FACTORS AFFECTING THE TAX-FREE OREGON FUND

         Economic Condition and Outlook. After a robust expansion during the early and mid 1990's Oregon's economy was slowed in 1998 by repercussions from the economic slump in Asia, which led to decreased foreign investments and exports. The economy rebounded in 1999 and 2000 when export growth was boosted by the recovering economies of Oregon's key Asian trading partners. However, in 2001, growth was significantly dampened in the State's previously booming high-tech sector. At the same time as California's economy strengthened, net in-migration slowed and population growth moderated, which dampened growth in the construction, retail, and service-related sectors. Recent indicators reveal Oregon's economy is recovering. The third quarter of 2005 marked the ninth consecutive quarter of positive job growth. The most recent Blue Chip Job Growth rankings placed Oregon 7th in the nation for year over year job growth between September 2004 and September 2005 as jobs increased by 48,500 or 3.01%. For the year between September 2003 and September 2004, Oregon ranked 8th.

         The Oregon Office of Economic Analysis forecasts that employment will rise 3.2% in 2005, 1.8% in 2006 and 1.4% in 2007. Most major sectors are expected to post gains in the next year or so, however, job growth is expected to soften. The health and professional and business services sectors are anticipated to experience the most growth. Professional and business services are predicted to grow 3.5% in 2006 and health services to grow 3.6%. 2007 growth for the two sectors is anticipated to be 3.3% and 2.4%, respectively. Manufacturing will likely post a 2.8% gain in 2005. It is expected to be flat in 2006 and decline 0.9% in 2007. The high technology sector is expected to show a slight gain in 2005; however, jobs in this sector are anticipated to decline 2.3% in 2006 and 3.2% in 2007. With continued low mortgage interest rates and office and industrial markets making up for the slow new single family dwelling market, growth in the construction sector is expected to be 8.6% in 2005, but slow in 2006 with growth of 2.4% and further slow in 2007 to 1.7%. Additional information on specific industries within the State is available on the Office of Economic Analysis web site at http://www.oea.das.state.or.us.

         Employment growth is only one indicator of economic performance. For example, changes in personal income as well as wage and salary growth are reflective of ongoing economic conditions. Personal income is forecast to grow by 4.8% in 2005, followed by growth of 4.9% in 2006 and 4.2% in 2007. Per capita income in anticipated to stay below the U.S. average for the next six years. Non-farm proprietors' income in Oregon is projected to finish 2005 with growth of 9.5% followed by slower growth of 6.8% in 2006 and 6.0% in 2007.

         Unemployment rates and population are also impacted by the changing economy. Oregon's unemployment rate was 7.3% in October 2004, fully 1.8 percentage points higher than the nation's rate. By October 2005, Oregon's rate had declined to 6.0%, but was still 1% above that of the national rate.

         Oregon is still attracting new residents although not as rapidly as during the mid-1990's. The State's population growth is anticipated to be higher than the U.S. average, hovering near 1.2% for the next three years.

         The changing demographics in Oregon will continue to influence the type of services that citizens need their State government to provide. The fastest growth is anticipated in the 65-74 year old group. This is due to the baby boom generation and the continued, though weak, net in-migration of elderly retirees and working age individuals. This will provide a significant challenge to Oregonians in determining how to care for their aging citizens. The anticipated continued decline in the growth of the 18- 24 year old age group through the next six years will ease the pressures for public spending on college educations.

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         The primary risks now facing the Oregon economy include the uncertain impact of the war on terrorism, inflation, a major stock market correction, rising energy prices, slower than expected recovery for semiconductors, software, and communications, a rapid decline in the U.S. dollar that could negatively affect the manufacturing sector with its large reliance on international markets, and a collapse of the housing market which has been experiencing a boom in home refinancing as a result of the low interest rates. If the stock market experienced another major correction, this could further slow already dampened consumer spending which is the main driving force in the economy. Other risks that could impact the State's economy include the possible effects of initiatives and referendum, obligations under the State's Public Employees Retirement System, and possible State and local government budget shortfalls.

         Revenues and Expenditures. The latest forecast by the Office of Economic Analysis for General Fund revenues for the 2005-07 biennium is $11,654.0 million, an increase of $317.8 million from the September 2005 forecast. Projections for most major sources of revenue have been revised. Including $301.2 million in funds carried over from the prior biennium, total General Fund resources amount to $1,955.2 million. Excluding anticipated expenditures of $11,493.7 million, the projection for the 2005-07 ending balance is $461.5 million.

         For the 2007-09 biennium, General Fund revenues are expected to be $12,655.3 million, increasing only 8.6% compared to the approximately 11.5% increase for the prior two biennia.

         Cash Management. The State Treasurer is responsible for the control of cash and the investment of State funds. The Oregon Investment Council, of which the State Treasurer is a member, establishes investment policy for all State funds. To further Oregon's economic growth, the Council's continuing policy has been to invest locally when they can find investments of comparable yield, quality, and maturity in-state without damaging portfolio diversity. State-imposed safeguards minimize the dangers of investing in highly leveraged financial instruments, which have been a cause of national concern.

         Risk Management. The Department of Administrative Services, through an insurance fund within the Central Services Fund, provides for the State's self-insurance programs and for the administration, investigation, and settlement of claims against the insurance fund.

         Debt Administration. The State Debt Policy Advisory Commission advises the Governor and the legislative assembly regarding policies and actions that enhance and preserve the State's credit rating and maintain the future availability of low-cost capital financing. The State's debt credit ratings, which are an indication of the State's ability to repay its debt and a reflection of the State's sound financial management, were downgraded in 2003. Presently the Oregon General Obligation bonds are rated Aa3 by Moody's and AA-by S&P and Fitch (confirmed as of December 6, 2005).

         The Tax-Free Oregon Fund is susceptible to political, economic or regulatory factors affecting issuers of Oregon municipal obligations. These include the possible adverse effects of certain Oregon constitutional amendments, legislative measures, voter initiatives and other matters. At any given time there may be numerous civil actions pending against the State of Oregon which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues. The information provided is only a brief summary of the complex factors affecting the financial situation in Oregon and is derived from sources that are generally available to investors and are believed to be accurate. It is based in part on information obtained from various State and local agencies in Oregon or contained in Official Statements for various Oregon municipal obligations. No independent verification has been made of the accuracy or completeness of any of the preceding information.

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FACTORS AFFECTING PUERTO RICO

         Geographic Location and Demography. The Commonwealth of Puerto Rico ("Puerto Rico" or the "Commonwealth") is the fourth largest Caribbean island and is located approximately 1,600 miles southeast of New York. It is approximately 100 miles long and 35 miles wide. According to the United States Census Bureau, the population of Puerto Rico was approximately 3,894,855 in July 2004, compared to 3,815,909 in July 2000.

         Relationship with the United States. Puerto Rico came under the sovereignty of the United States with the signing of the Treaty of Paris on December 10, 1898, at the conclusion of the Spanish-American War. Puerto Ricans became citizens of the United States in 1917. In 1950, the Congress of the United States enacted Public Law 600 in order to provide for an increased Puerto Rican self-government. This law set forth the political, economic and fiscal relationship between Puerto Rico and the United States. It also provided for the drafting and adoption of a local constitution, which became effective July 25, 1952.

         The United States and the Commonwealth share a common defense, market and currency. Puerto Rico exercises virtually the same control over its internal affairs as any of the fifty states of the United States. However, it differs from the states in its relationship with the United States federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections (they can only vote in local (Puerto Rico) elections). The people of the Commonwealth are represented in Congress by a Resident Commissioner who has a voice, but no vote, in the House of Representatives. Puerto Rico is a self-governing commonwealth in association with the United States. The chief of state of the Commonwealth is the President of the United States. The head of government is an elected Governor. There are two legislative chambers: the House of Representatives and the Senate.

         While Puerto Rico has authority over its internal affairs, the United States controls interstate trade, foreign relations and commerce, customs administration, control of air, land and sea, immigration and emigration, nationality and citizenship, currency, maritime laws, military service, military bases, army, navy and air force, declaration of war, constitutionality of laws, jurisdictions and legal procedures, treaties, radio and television--communications, agriculture, mining and minerals, highways, postal system, social security, and other areas generally controlled by the federal government in the United States. Puerto Rican institutions control internal affairs unless U.S. law is involved, as in matters of public health and pollution. The major differences between Puerto Rico and the 50 states are its local taxation system and exemption from most federal taxes, its lack of voting representation in either house of the U.S. Congress, the ineligibility of Puerto Ricans to vote in presidential elections, and its lack of participation in some revenues reserved for the states.

         Economy. The Commonwealth has established policies and programs directed principally at developing the manufacturing and services sectors of the economy and expanding and modernizing the Commonwealth's infrastructure. Domestic and foreign investment has been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the Commonwealth's population.

         The economy of Puerto Rico is closely linked to the United States economy. Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. These factors include exports, direct investment, transfer payments, interest rates, inflation and tourist expenditures. During fiscal year 2004 (from July 2003 to June 2004) approximately 82% of Puerto Rico's exports went to the United States, which was also the source of approximately 45% of Puerto Rico's imports.

         Puerto Rico has experienced more than two decades of economic expansion. Almost every sector of the economy participated, and record levels of employment were achieved. Factors contributing to this expansion included government-sponsored economic development programs, increases in the level of federal transfers, a

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significant expansion in construction investment driven by infrastructure projects and private investment, primarily in housing, the relatively low cost of borrowing and low oil prices.

         The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments and certain high technology machinery and equipment. During fiscal year 2004 this sector generated an estimated $34.1 billion or, 43.2%, of gross domestic product. The service sector, including finance, insurance, real estate, wholesale and retail trade and tourism, ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment, employing an estimated 513,872 workers in fiscal year 2004 and accounting for 51.2% of total non-farm employment. The service sector generated $30.5 billion, or 38.7%, of Puerto Rico's gross domestic product during fiscal year 2004.

         Puerto Rico is heavily dependent on oil imports for the production of electricity. As a result of the construction of two cogeneration plants, however, one of which is fueled by liquefied natural gas and the other by coal, Puerto Rico's dependence on oil imports for the production of electricity has been reduced from 99% to 74%. As part of their effort to reduce the cost of doing business in Puerto Rico, the Puerto Rico Infrastructure Financing Authority is considering buying a third cogeneration power plant fueled by liquefied natural gas.

         The Commonwealth's gross product in fiscal year 2004 was $50.3 billion. This represents an increase in nominal gross product of 6.1% from fiscal year 2003. Since fiscal year 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal year 2004, aggregate personal income was $46.8 billion and personal income per capita was $12,031.

         According to the Puerto Rico Department of Labor and Human Resources Household Employment Survey (the "Survey"), average monthly employment increased from 1,150,291 in fiscal year 2000 to 1,205,602 in fiscal year 2004. The average unemployment rate increased from 11% in fiscal year 2000 to 11.4% in fiscal year 2004.

         According to the Survey, during fiscal year 2004, total monthly seasonally adjusted employment averaged 1,205,602 compared to 1,188,015 during fiscal year 2003. The seasonally adjusted unemployment rate for fiscal 2004 was 11.4%, which was a decrease from 12.1% in 2003.

         The Planning Board's preliminary report of real gross product for fiscal year 2004 indicates an increase of 2.8%.

         Tax Incentives. One factor that has promoted and continues to promote the development of the manufacturing sector in Puerto Rico has been the various local and federal tax incentives available, particularly those under Puerto Rico's Industrial Incentives Program and, until recently Sections 30A and 936 of the Code. Under various industrial incentives laws companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. The 1998 Tax Incentives Act, the most recent of these industrial incentive laws, is aimed at promoting investment in Puerto Rico.

         In order to attract U.S. companies into establishing operations in Puerto Rico, the Commonwealth is seeking to provide a new tax regime applicable to U.S.-based businesses that have operations in the Commonwealth or other U.S. possessions. The United States Senate has requested that the Joint Commission on Taxation ("JCT") and the General Accounting Office ("GAO") study the economic impact of the phase-out

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of Sections 30A and 936 of the Code and present recommendations on alternative tax incentives for U.S. based companies operating in Puerto Rico. The Commonwealth plans to seek a temporary, one-year extension of Sections 30A and 936 of the Code, until the U.S. Congress has had an opportunity to evaluate and act upon the report. In anticipation of the final phase-out of Sections 30A and 936 of the Code, most U.S.-based companies operating under those sections have converted from U.S. corporations to either Puerto Rico or foreign corporations, thus lessening the phase-out of those sections.

         Incentives under the United States Tax Code. The Tax Reform Act of 1976 created Section 936 of the Code, which revised the tax treatment of United States corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other United States corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income in Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

         As a result of amendments to Section 936 made in 1996 (the "1996 Amendments"), the tax credit is being phased out over a ten-year period for companies that were operating in Puerto Rico in 1995 and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995. The 1996 Amendments also eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico.

         The 1996 Amendments added Section 30A to the Code. Section 30A permits a "qualifying domestic corporation" ("QDC") that meets certain gross income tests to claim a credit (the "Section 30A Credit") against federal income tax imposed on taxable income derived from sources outside the United States from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business ("Possession Income"). The
Section 30A Credit will not be available for taxable years commencing after 2005.

         More than 80 corporations, including most of the major pharmaceutical, instrument and electronics companies manufacturing in Puerto Rico, that are operating under sections 30A and 936 of the Code have reorganized their Puerto Rico operations to become controlled foreign corporations ("CFCs"). CFCs are corporations organized outside the U.S., but controlled by U.S. shareholders. Generally, a CFC may defer payment of federal income taxes on its trade or business income until such income is repatriated to the U.S. in the form of dividends or through investment in certain U.S. properties.

         Debt and, Revenues and Expenditures. The Constitution of Puerto Rico limits the amount of general obligation (full faith and credit) debt that can be issued or guaranteed by the Commonwealth to 15% or less of the average annual internal revenues of the Commonwealth for the two preceding years. Direct debt of the Commonwealth is supported by Commonwealth taxes. Debt of municipalities of the Commonwealth, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. As of December 31, 2005, total public sector debt of the Commonwealth (in thousands) was equal to $33,949,666.

         Preliminary General Fund total revenues for fiscal year 2004 were $7,985 million, representing an increase of $393 million, or 5.2%, from fiscal year 2003 revenues. Preliminary expenditures for fiscal year 2004 were $8,004 million. The General Fund budget for fiscal year 2005 provides for total net revenues of $8,309 million, which represents an increase of $324 million over preliminary 2004 revenues.

         In November 2005, officers of the Commonwealth presented the bond rating agencies with Joint Resolution 1177 of the Puerto Rico Legislative Assembly, signed by the Governor, that establishes the objectives and parameters to implement a comprehensive fiscal and tax reform. Following public hearings in late 2005, the resolution will be sent to the floor for consideration in early January for approval in time to affect the revenues and spending budget of fiscal 2007.

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         Bond Ratings. As of May 22, 2005, Moody's downgraded the Commonwealth's outstanding general obligation bonds from "Baa1" to "Baa2." As of June 3, 2005, S&P downgraded the Commonwealth's outstanding general obligation bonds from "A-" to "BBB" (confirmed as of December 6, 2005). Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn. It should be noted that the creditworthiness of obligations issued by local Puerto Rican issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Puerto Rico, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

         The information provided is only a brief summary of the complex factors affecting the financial situation in Puerto Rico and is derived from sources that are generally available to investors and are believed to be accurate. It is based in part on information obtained from various Commonwealth and local agencies in Puerto Rico or contained in Official Statements for various Puerto Rican municipal obligations. No independent verification has been made of the accuracy or completeness of any of the preceding information.

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APPENDIX B - DESCRIPTION OF RATINGS

GENERAL RATING INFORMATION

         The ratings list below can be further described as follows. For all categories lower than Aaa, Moody's Investors Service, Inc. includes a "1", "2" or "3" following the rating to designate a high, medium or low rating, respectively. Similarly, for all categories lower than AAA, Standard & Poor's and Fitch, Inc. may add a "+" or "-" following the rating to characterize a higher or lower rating, respectively.

BONDS

MOODY'S INVESTORS
SERVICE, INC.           Aaa       Highest quality, smallest degree of investment
                                  risk.

                        Aa High quality; together with Aaa bonds, they compose the high-grade bond group.

                        A Upper-medium-grade obligations; many favorable investment attributes.

                        Baa Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present, but certain protective elements may be lacking or may be unreliable over any great length of time.

                        Ba        More uncertain with speculative elements.
                                  Protective of interest and principal payments not well safeguarded in good and bad times.

                        B         Lack characteristics of desirable investment;
                                  potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

                        Caa Poor standing, may be in default; elements of danger with respect to principal or interest payments.

                        Ca Speculative in high degree; could be in default or have other marked shortcomings.

                        C Lowest rated. Extremely poor prospects of ever attaining investment standing.

STANDARD & POOR'S       AAA       Highest rating; extremely strong capacity to
                                  pay principal and interest.

                        AA High quality; very strong capacity to pay principal and interest.

                        A         Strong capacity to pay principal and interest;
                                  somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

                        BBB Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to weakened capacity to pay principal and interest than for higher-rated bonds.

                        BB, B, Predominantly speculative with respect to the issuer's capacity to

                        CCC, CC meet required interest and principal payments. BB-lowest degree of speculation; CC-the highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.

                        D         In default.

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FITCH, INC.             AAA       Highest quality; obligor has exceptionally
                                  strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                        AA Very high quality; obligor's ability to pay interest and repay principal is very strong. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                        A High quality; obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than higher-rated bonds.

                        BBB Satisfactory credit quality; obligor's ability to pay interest and repay principal is considered adequate. Unfavorable changes in economic conditions and circumstances are more likely to adversely affect these bonds and impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for higher-rated bonds.

                        BB,       Not investment grade; predominantly
                        CCC,      speculative with respect to the issuer's
                        CC,       capacity to repay interest and repay principal
                        C         in accordance with the terms of the obligation
                                  for bond issues not in default. BB is the least speculative. C is the most speculative.

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COMMERCIAL PAPER

MOODY'S

P-1     Superior quality
P-2     Strong quality
P-3     Acceptable quality

S&P

A-1+    Extremely strong quality
A-1     Strong quality
A-2     Satisfactory quality
A-3     Adequate quality
B       Speculative quality
C       Doubtful quality

FITCH

F-1+    Exceptionally strong quality
F-1     Very strong quality
F-2     Good credit quality
F-3     Fair quality
F-S     Weak credit quality

STATE AND MUNICIPAL NOTES

MOODY'S

MIG1/   Best quality
VMIG1
MIG2/   High quality
VMIG2
MIG3/   Favorable quality
VMIG3
MIG4/   Adequate quality
VMIG4
SG      Speculative quality

S&P

SP1+    Very strong quality
SP1     Strong grade
SP2     Satisfactory grade
SP3     Speculative grade

FITCH

F-1+    Exceptionally strong quality
F-1     Very strong quality
F-2     Good credit quality
F-3     Fair credit quality
F-S     Weak credit quality

EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS

         Standard & Poor's. The investment process involves assessment of various factors -- such as product and industry position, corporate resources and financial policy -- with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor's believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

         Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

         Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

         The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years -- a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

         Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

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         The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

        A+  Highest          B+  Average         C  Lowest
        A   High             B   Below Average   D  In Reorganization
        A-  Above Average    B-  Lower

         NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

         The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

         A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

PREFERRED STOCK RATING

MOODY'S INVESTORS
SERVICE, INC.           Aaa       Considered to be a top-quality preferred
                                  stock. This rating indicates good asset
                                  protection and the least risk of dividend impairment within the universe of preferred stocks.

                        Aa Considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

                        A Considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

                        Baa Considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

                        Ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

                        B Generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

                        Caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

                        Ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

                        C The lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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STANDARD & POOR'S       AAA       Has the highest rating that may be assigned by
                                  Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

                        AA Qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

                        A Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                        BBB Regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

                        BB, B,    Regarded, on balance, as predominantly
                        CCC       speculative with respect to the issuer's
                                  capacity to pay preferred stock obligations.
                                  "BB" indicates the lowest degree of
                                  speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                        CC Reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

                        C         A non-paying issue.

                        D A non-paying issue with the issuer in default on debt instruments.

                        NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

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